UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-22988
Nuveen Global High Income Fund

(Exact name of registrant as specified in charter)
Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)
Mark L. Winget
Vice President and Secretary
333 West Wacker Drive
Chicago, Illinois 60606

(Name and address of agent for service)
Registrant’s telephone number, including area code: (
800)
257-8787
Date of fiscal year end:
December
 31
Date of reporting period:
December
 31, 2025

Item 1.	Reports to Stockholders.

Closed-End Funds	December 31, 2025
Nuveen
Closed-End
Funds

Nuveen Global High Income Fund	JGH

Nuveen Core Plus Impact Fund	NPCT

Nuveen Mortgage and Income Fund	JLS

Annual
Report

Table
of Contents

2

Important Notices
JGH – Portfolio manager updates:
Effective February 11, 2025, James Kim and Mark Zheng, CFA have been added as portfolio managers of the Fund. Effective June 30, 2025, Aashh Parekh, CFA was added as a portfolio manager of the Fund. Effective July 1, 2025, Kevin Lorenz retired and is no longer a portfolio manager of the Fund.
JGH – Investment policy change:
Effective April 30, 2025, the following policy changes were made to the Fund.
●
Removed the Fund’s policy limiting investments in emerging markets debt to 25% of managed assets.
●
Removed the Fund’s policy requiring a minimum 40% of managed assets in
non-U.S.
securities.
JGH – Rights offering:
On October 8, 2025, the Board of Trustees (the “Board”) approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (par value $0.01 per share) (“Common Shares”) as of October 21, 2025 (the “Record Date”). Holders of Common Shares on the Record Date received one Right for each outstanding Common Share owned on the Record Date. The Rights entitled the holders to purchase one new Common Share for every four Rights held
(1-for-4).
Holders of Rights were entitled to subscribe for additional Common Shares (the “Offer”) at a discount to the market price of the Common Shares, prior to 5:00 p.m., Eastern time, on November 20, 2025 (the “Expiration Date”). The subscription price per Common Share (the “Subscription Price”) was $12.49 per Common Share, which was equal to 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The gross proceeds of the Offer were approximately $61.8 million.
The Common Shares subscribed for were issued on November 28, 2025, after completion and receipt of all shareholder payments. The final Subscription Price was lower than the original estimated Subscription Price.
More details about the Fund’s rights offering are available on www/nuveen.com/cef.

3

Discussion of Fund Performance
Nuveen Global High Income Fund (JGH)
Nuveen Core Plus Impact Fund (NPCT)
Nuveen Mortgage and Income Fund (JLS)
Nuveen Asset Management, LLC (NAM), an affiliate of Nuveen Fund Advisors, LLC, is the investment adviser for the Nuveen Global High Income Fund (JGH) and Nuveen Core Plus Impact Fund (NPCT). The Nuveen Mortgage and Income Fund (JLS) features portfolio management by Teachers Advisors, LLC (TAL), an affiliate of Nuveen Fund Advisors, LLC, the Fund’s investment adviser. The portfolio managers for JGH are Brenda Langenfeld, CFA, Katherine Renfrew, John Espinosa, James Kim, Mark Zheng, CFA and Aashh Parekh, CFA. . The portfolio managers for NPCT are Stephen Liberatore, CFA, Jessica Zarzycki, CFA, and Kristal Seales, CFA. The portfolio managers for JLS are Aashh Parekh, CFA, Nicholas Travaglino and Stephen Virgilio.
Below is a discussion of Fund performance and the factors that contributed and detracted during the
12-month
reporting period ended December 31, 2025. For more information on Fund investment objectives and policies, please refer to the Shareholder Update section at the end of the report.
Nuveen Global High Income Fund (JGH)
What factors affected markets during the reporting period?

•	The global economy continued to expand, and pricing pressures generally eased, but inflation readings generally remained above central banks’ long-term targets.

•
Most global developed market central banks continued to ease monetary policy during the reporting period, including the U.S. Federal Reserve (Fed), European Central Bank, Bank of England and Bank of Canada. Japan was an outlier, raising rates two times during 2025.

•
After holding rates steady throughout the first eight months of 2025, the Fed lowered rates three times between September and December, bringing the federal funds rate to a range of
3.50%-3.75%.
Rates fell across all but the longest
30-year
segment of the Treasury yield curve, but more so at the short end, causing the yield curve to steepen over the reporting period.

•
High yield bonds delivered strong performance, supported by favorable economic data and the sector’s shorter duration profile. Solid credit fundamentals among issuers, coupled with sustained demand, drove high yield spreads tighter.

•	Global high yield bonds outpaced their U.S. counterparts during the reporting period.
What key strategies were used to manage the Fund during the reporting period?

•
The Fund reduced exposure to high yield bonds from the United States and other
non-U.S.
developed markets because high yield valuations appeared rich relative to other sectors. After widening initially in response to the April Liberation Day tariff announcement, high yield credit spreads returned to near all-time
tight levels as the period progressed.

•	The Fund’s overall credit quality profile increased slightly through reductions in BB, B and CCC-rated securities and increased exposure to investment grade securities.

•
Consistent with its mandate, the Fund maintained
out-of-benchmark
allocations to senior loans, preferred securities and contingent capital (CoCo) securities. The Fund’s preferred securities exposure increased modestly as valuations became attractive in the segment following April’s tariff announcements. Senior loan exposure remained consistent, while CoCo exposure was decreased modestly following the segment’s outperformance.

•
The Fund increased exposure in
out-of-benchmark
allocations to securitized sectors during the reporting period, most notably in asset-backed securities (ABS), commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLOs).

•	The Fund’s overall emerging market (EM) exposure remained consistent, with slightly more allocated to EM sovereign debt versus EM corporate debt within the segment.

4

•
The Fund continued to emphasize more defensive,
non-cyclical
industries over more cyclical, economic-growth dependent industries. The Fund maintained overweights to energy, banking, insurance, electric and technology, and underweights to consumer cyclical and capital goods.

•
In November, the Fund completed a rights offering, which allowed existing shareholders to buy additional, newly issued Fund shares at a discount. The portfolio management team used the offering proceeds to purchase attractively valued, higher yielding securities in select asset classes.

•	The Fund’s duration, or interest rate sensitivity, remained shorter than its benchmark.

•	The Fund used foreign currency forward contracts to hedge currency risk and maintain exposures in line with the USD hedged benchmark.
How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended December 31, 2025, JGH returned 8.94%. The Fund underperformed the returns of the Bloomberg Global High Yield Index (USD Hedged), which returned 10.02%.
Top contributors to relative performance

•	Yield curve positioning, including overweight exposure to the U.S. Treasury yield curve relative to the benchmark as U.S. interest rates fell while European interest rates rose in 2025.

•	Security selection within the EM high yield debt allocation, most notably within EM corporate debt but also among EM sovereign debt holdings.

•
The Fund’s use of leverage through bank borrowings and reverse repurchase agreements significantly contributed to relative performance over the reporting period. The Fund’s use of leverage was also accretive to overall common share income.

Top detractors from relative performance

•
The Fund conducted a rights offering in 2025, with the intention of investing proceeds in new opportunities at attractive valuations and yields. The offering occurred at a discount to NAV and therefore was a detractor to NAV performance.

•	Out-of-benchmark allocation to the senior loan sector, which underperformed the broader global high yield market.

•	Underweight to the EM debt sector, which outperformed the broader global high yield market.

•	Security selection within the rail sector.
Nuveen Core Plus Impact Fund (NPCT)
What factors affected markets during the reporting period?

•
Fixed income asset performance was strong in 2025 despite periods of volatility caused by policy uncertainty, fiscal sustainability concerns and increased artificial intelligence-related borrowing and spending. During the reporting period, U.S. rates fell across most of the maturity spectrum, with a greater decline for short maturities, which steepened the yield curve.

•
The Federal Reserve (Fed) left interest rates on hold for much of the year, then cut rates by 25 basis points each in September, October and December 2025. Officials cited weaker labor market conditions while inflation had moderated but remained above the Fed’s target.

•
Investor demand for yield remained strong as the economic and fundamental backdrop encouraged risk-taking in the bond market, contributing to tighter credit spreads across most assets. In corporate markets, high yield corporate bonds outperformed investment-grade corporate bonds.

Discussion of Fund Performance
(continued)

What key strategies were used to manage the Fund during the reporting period?

•
The Fund seeks total return through high current income and capital appreciation, investing primarily in fixed income investments while giving special consideration to certain impact and environmental, social and governance (“ESG”) criteria.

•
During the reporting period, the portfolio management team continued to seek out attractively valued, yield-producing securities with a focus on increasing impact exposure. The Fund remained broadly diversified across impact categories, and remained primarily invested in corporate bonds, including investment-grade, below investment-grade and emerging market (EM) corporate bonds. The Fund also maintained notable out-of-benchmark
allocations to commercial mortgage-backed securities (CMBS) and preferred securities.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended December 31, 2025, NPCT returned 8.15%. The Fund outperformed the returns of the NPCT Blended Benchmark, which returned 7.90%. The NPCT Blended Benchmark consists of 1) 60% Bloomberg MSCI U.S. Green Bond Index and 40% Bloomberg U.S. Corporate High Yield Bond Index.
Top contributors to relative performance

•	The Fund’s use of leverage through the issuance of preferred shares, bank borrowings and reverse repurchase agreements.

•	Out-of-benchmark exposure to CMBS.

•	Underweight allocations to government-related-agency and government-related-credit sectors.

•	The Fund’s use of leverage through the issuance of preferred shares, bank borrowings and reverse repurchase agreements.
Top detractors from relative performance

•	Overweight to 20- and 30-year KRD (key rate durations).

•	Security selection in below investment-grade corporate bonds.
Nuveen Mortgage and Income Fund (JLS)
What factors affected markets during the reporting period?

•	Securitized credit performed well in the reporting period, buoyed by a resilient U.S. economy and U.S. Federal Reserve rate cuts.

•	Despite record supply issuance in 2025, securitized credit spreads fell to the tightest levels in the post-Global Financial Crisis era.
What key strategies were used to manage the Fund during the reporting period?

•
The Fund’s objective is to generate high current income through opportunistic investments in securitized credit. The Fund invests in mortgage-backed securities (MBS), including residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), and non-mortgage
related asset-backed securities (ABS). ABS includes but is not limited to collateralized loan obligations (CLO) as well as pools of consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar cells.

•
During the reporting period, the market rally resulted in tighter credit spreads across the securitized debt sector, making buying opportunities more challenging to source. Nevertheless, the Fund remained tactical, adding to RMBS, CMBS, ABS and CLO exposures when relative value opportunities or market weakness presented an attractive entry point and using the market rally to trim positions that performed well or had limited upside going forward.

How did the Fund perform and what factors affected relative performance?
For the
12-month
reporting period ended December 31, 2025, JLS returned 9.27%. The Fund outperformed the returns of the ICE BofA U.S. ABS & CMBS Index, which returned 6.56%.
Top contributors to relative performance

•	The Fund’s use of leverage through bank borrowings and reverse repurchase agreements.

•	Subordinated ABS exposures.

•	Exposure to out-of-benchmark CLOs and MBS.
Top detractors from relative performance

•	The Fund’s MBS exposure, which lagged relative to other sectors.

•	Certain CLO and CMBS bonds whose spreads widened during the reporting period.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings, while BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
Bond insurance guarantees only the payment of principal and interest on the bond when due, and not the value of the bonds themselves, which will fluctuate with the bond market and the financial success of the issuer and the insurer. Insurance relates specifically to the bonds in the portfolio and not to the share prices of a Fund. No representation is made as to the insurers’ ability to meet their commitments.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Common Share Information
COMMON SHARE DISTRIBUTION INFORMATION
The following information regarding the distributions for each fund are current as of December 31, 2025, the Funds’ fiscal and tax year end, and may differ from previously issued distribution notices.
Each Fund’s distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode. The practice of maintaining a stable distribution level had no material effect on each Fund’s investment strategy during the most recent fiscal period and is not expected to have such an effect in future periods, however, distributions in excess of Fund returns will cause its NAV per share to erode. For additional information, refer to the distribution information section below and in the Notes to Financial Statements herein.
The following table provides the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. A return of capital may occur, for example, when some or all of the money that you invested in a Fund is paid back to you. A return of capital distribution does not necessarily reflect a Fund’s investment performance and should not be confused with “yield” or “income.” The Funds attribute these estimates equally to each regular distribution throughout the year.
The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form
1099-DIV,
which will be sent to shareholders shortly after calendar
year-end.
Because distribution source estimates are updated throughout the current fiscal year based on a Fund’s performance, those estimates may differ from both the tax information reported to you in your Fund’s 1099 statement, as well as the ultimate economic sources of distributions over the life of your investment. The figures in the table below provide the sources of distributions and may include amounts attributed to realized gains and/or returns of capital. More details about each Fund’s distributions are available on
www.nuveen.com/en-us/
closed-end-funds.
Data as of December 31, 2025

		Current Month Percentage of Distributions			Fiscal YTD Per Share Amounts
Fund	Latest Monthly Per Share Distributions	Net Investment Income	Realized Gains	Return of Capital	Total Distributions	Net Investment Income	Realized Gains	Return of Capital
JGH(FYE 12/31)	$0.1035	93.70%	0.00%	6.30%	$1.2400	$1.1615	$0.0000	$0.0785
NPCT(FYE 12/31)	$0.0990	36.50%	0.00%	63.50%	$1.3390	$0.4887	$0.0000	$0.8513
JLS(FYE 12/31)	$0.1535	89.50%	0.00%	10.50%	$1.8420	$1.6465	$0.0000	$0.1935
NUVEEN
CLOSED-END
FUND DISTRIBUTION AMOUNTS
The Nuveen
Closed-End
Funds’ monthly and quarterly periodic distributions to shareholders are posted on www.nuveen.com and can be found on Nuveen’s enhanced closed-end
fund resource page, which is at https://www.nuveen.com/resource-center-closedend funds, along with other Nuveen closed-end
fund product updates. To ensure timely access to the latest information, shareholders may use a subscribe function, which can be activated at this web page (https://www.nuveen.com/subscriptions).
COMMON SHARE REPURCHASES
The Funds’ Board of Trustees authorized an open-market share repurchase program, allowing each Fund to repurchase and retire an aggregate of up to approximately 10% of its outstanding common shares.

8

During the current reporting period, the Funds did not repurchase any of their outstanding common shares. As of December 31, 2025, and since the inception of the Funds’ repurchase program, each Fund have cumulatively repurchased and retired its outstanding common shares as shown in the accompanying table.

	JGH	NPCT	JLS
Common shares cumulatively repurchased and retired	900,000	0	10,814
Common shares authorized for repurchase	2,315,000	2,875,000	545,000

9

About the Funds’ Benchmarks
Bloomberg Global High Yield Index (USD Hedged):
An index designed to measure the performance of the fixed-rate, high yield debt of companies in the U.S., developed markets and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg MSCI U.S. Green Bond Index:
An index designed to measure the performance of USD-denominated, U.S. and non-U.S. fixed income securities, issued to fund projects with direct environmental benefits. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Aggregate Bond Index:
An index designed to measure the performance of the
USD-denominated,
fixed-rate, U.S. investment grade taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities (MBS), asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Bloomberg U.S. Corporate High Yield Bond Index:
An index designed to measure the performance of the USD-denominated, fixed rate corporate high yield bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
ICE BofA U.S. ABS & CMBS Index:
An index that consists of a 50/50 blend of
USD-denominated
investment grade fixed-and floating-rate asset backed securities (ABS) and fixed-rate commercial mortgage-backed securities (CMBS) publicly issued in the U.S. domestic market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

10

Fund Performance, Leverage and Holdings Summaries
The Fund Performance, Leverage and Holding Summaries for each Fund are shown below within this section of the report.
Fund Performance
Performance data for each Fund shown below represents past performance and does not predict or guarantee future results.
Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than
10-years
of performance. For performance, current to the most recent
month-end
visit Nuveen.com or call (800)
257-8787.
Impact of Leverage
One important factor impacting the returns of the Funds’ common shares relative to their comparative benchmarks was the Funds’ use of leverage through their issuance of bank borrowings, Taxable Fund Preferred Shares (TFP) and/or reverse repurchase agreements. The Funds use leverage because our research has shown that, over time, leveraging provides opportunities for additional income. The opportunity arises when short-term rates that a Fund pays on its leveraging instruments are lower than the interest the Fund earns on its portfolio of long-term bonds that it has bought with the proceeds of that leverage.
However, use of leverage can expose Fund common shares to additional price volatility. When a Fund uses leverage, the Fund’s common shares will experience a greater increase in their net asset value if the securities acquired through the use of leverage increase in value, but will also experience a correspondingly larger decline in their net asset value if the securities acquired through leverage decline in value. All this will make the shares’ total return performance more variable over time.
In addition, common share income in levered funds will typically decrease in comparison to unlevered funds when short-term interest rates increase and increase when short-term interest rates decrease. In recent quarters, fund leverage expenses have generally tracked the overall movement of short-term interest rates. While fund leverage expenses are higher than their prior year lows, leverage nevertheless continues to provide the opportunity for incremental common share income, particularly over longer-term periods.
Leverage Ratios
Each Fund’s Effective Leverage and Regulatory Leverage Ratios are set forth below. “Effective Leverage” is a Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in a Fund’s portfolio that increase the Fund’s investment exposure. “Regulatory Leverage” consists of preferred shares or borrowings of a Fund. Regulatory Leverage is a part of a Fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940. A Fund, however, may from time to time borrow for temporary purposes, typically on a transient basis in connection with its day-to-day
operations, primarily in connection with the need to settle portfolio trades. Such temporary borrowings are excluded from the calculation of a Fund’s Effective Leverage and Regulatory Leverage ratios.
Holding Summaries
The Holdings Summaries data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change. Refer to the Fund’s Portfolio of Investments for individual security information.
With respect to JGH and NPCT, the Funds use credit quality ratings for its portfolio securities provided by Standard & Poor’s Group, Moody’s Investors Service, Inc. and Fitch, Inc. If all three provide a rating for a security, the middle is used; if two of the three agencies rate a security, the lower rating is used; and if only one rating agency rates a security, that rating is used. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.
With respect to JLS, the ratings disclosed are the highest rating given by Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies.

11

Fund Performance, Leverage and Holdings Summaries
(continued)

Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

JGH	Nuveen Global High Income Fund
Fund Performance, Leverage and Holdings December 31, 2025

Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JGH at Common Share NAV	11/24/14	8.94%	5.03%	7.13%
JGH at Common Share Price	11/24/14	8.01%	5.75%	8.76%
Bloomberg Global High Yield Index (USD Hedged)	—	10.02%	4.78%	6.32%
*For purposes of Fund performance, relative results are measured against the Bloomberg Global High Yield Index (USD Hedged).
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$13.78	$12.61	(8.49)%	(6.12)%
Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

Fund Performance, Leverage and Holdings December 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	28.89%
Regulatory Leverage	24.39%

Fund Allocation (% of net assets)
Corporate Bonds	80.7%
Variable Rate Senior Loan Interests	23.9%
Sovereign Debt	18.2%
Asset-Backed Securities	6.0%
Exchange-Traded Funds	5.2%
Mortgage-Backed Securities	2.7%
Preferred Stock	1.1%
Common Stocks	0.3%
Repurchase Agreements	3.9%
Other Assets & Liabilities, Net	(1.2)%
Reverse Repurchase Agreements, including accrued interest	(8.5)%
Borrowings	(32.3)%
Net Assets	100%

Top Five Issuers (% of total investments)
Nuveen High Yield Corporate Bond ETF	2.6%
Argentine Republic Government International Bond	1.8%
Petroleos Mexicanos	1.4%
Zayo Group Holdings, Inc., Term Loan	1.4%
Turkiye Government International Bond	1.3%

Portfolio Composition 1 (% of total investments)
Energy	8.7%
Utilities	6.4%
Banks	6.3%
Financial Services	5.8%
Telecommunication Services	5.2%
Insurance	5.0%
Health Care Equipment & Services	4.0%
Software & Services	3.9%
Materials	3.8%
Exchange-Traded Funds	3.6%
Media & Entertainment	3.5%
Consumer Discretionary Distribution & Retail	3.4%
Commercial & Professional Services	2.6%
Capital Goods	2.3%
Pharmaceuticals, Biotechnology & Life Sciences	2.4%
Food, Beverage & Tobacco	2.1%
Consumer Durables & Apparel	1.9%
Automobiles & Components	1.9%
Consumer Services	1.6%
Transportation	1.4%
Other	2.5%
Sovereign Debt	12.8%
Asset-Backed Securities	4.2%
Mortgage-Backed Securities	1.9%
Repurchase Agreements	2.8%
Total	100%

Portfolio Credit Quality (% of total investments)
AA	0.2%
A	0.2%
BBB	8.9%
BB or Lower	79.9%
N/R (not rated)	4.2%
N/A (not applicable)	6.6%
Total	100%

Country Allocation 2,3 (% of total investments)
United States	62.5%
Mexico	3.3%
Argentina	2.8%
United Kingdom	2.3%
Turkey	2.2%
Canada	2.1%
Colombia	2.0%
France	1.9%
Switzerland	1.5%
South Africa	1.4%
Egypt	1.3%
Nigeria	1.3%
Other	15.4%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 25.7% (as a percentage of total investments) in emerging market countries.
3	“Other” countries include thirty-five countries that individually constitute less than 1.3% as a percentage of total investments.

NPCT	Nuveen Core Plus Impact Fund Fund Performance, Leverage and Holdings December 31, 2025
Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	Since Inception
NPCT at Common Share NAV	4/27/21	8.15%	(3.06)%
NPCT at Common Share Price	4/27/21	9.62%	(4.08)%
Bloomberg U.S. Aggregate Bond Index	—	7.30%	0.20%
NPCT Blended Benchmark	—	7.90%	2.33%
*For purposes of Fund performance, relative results are measured against the NPCT Blended Benchmark. The Fund’s Blended Benchmark consists of:
1) 60% of Bloomberg MSCI U.S. Green Bond Index and 2) 40% Bloomberg U.S. Corporate High Yield Bond Index.
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$11.20	$10.18	(9.11)%	(6.18)%
Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

15

Fund Performance, Leverage and Holdings December 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	36.03%
Regulatory Leverage	29.16%

Fund Allocation (% of net assets)
Corporate Bonds	105.5%
Mortgage-Backed Securities	22.5%
Sovereign Debt	7.9%
Preferred Stock	6.1%
Municipal Bonds	3.5%
U.S. Government and Agency Obligations	1.8%
Asset-Backed Securities	1.7%
Variable Rate Senior Loan Interests	1.2%
Repurchase Agreements	4.3%
Other Assets & Liabilities, Net	1.8%
Reverse Repurchase Agreements, including accrued interest	(15.2)%
Borrowings	(19.4)%
TFP Shares, Net	(21.7)%
Net Assets	100%

Portfolio Composition 1 (% of total investments)
Utilities	30.1%
Banks	15.4%
Financial Services	7.8%
Capital Goods	4.6%
Materials	3.0%
Energy	2.8%
Telecommunication Services	2.8%
Consumer Discretionary Distribution & Retail	1.5%
Consumer Durables & Apparel	1.2%
Transportation	1.0%
Insurance	1.0%
Automobiles & Components	0.8%
Technology Hardware & Equipment	0.5%
Equity Real Estate Investment Trusts (Reits)	0.3%
Real Estate Management & Development	0.2%
Mortgage-Backed Securities	14.6%
Sovereign Debt	5.1%
Municipal Bonds	2.2%
U.S. Government and Agency Obligations	1.2%
Asset-Backed Securities	1.1%
Repurchase Agreements	2.8%
Total	100%

Portfolio Credit Quality (% of total investments)
AAA	0.2%
AA	4.5%
A	7.8%
BBB	40.7%
BB or Lower	28.8%
N/R (not rated)	15.2%
N/A (not applicable)	2.8%
Total	100%

Country Allocation 2,3 (% of total investments)
United States	58.2%
Italy	6.0%
United Kingdom	4.7%
Chile	4.2%
Mexico	3.6%
Australia	2.8%
Canada	2.6%
Indonesia	2.3%
India	2.3%
Benin	2.2%
Turkey	1.8%
France	1.7%
Other	7.6%
Total	100%

1	See the Portfolio of Investments for the remaining industries/sectors comprising “Other” and not listed in the table above.
2	Includes 21.5% (as a percentage of total investments) in emerging market countries.
3	“Other” countries include eight countries that individually constitute less than 1.6% as a percentage of total investments.

JLS	Nuveen Mortgage and Income Fund Fund Performance, Leverage and Holdings December 31, 2025
Performance*

		Total Returns as of December 31, 2025
		Average Annual
	Inception Date	1-Year	5-Year	10-Year
JLS at Common Share NAV	11/25/09	9.27%	4.68%	5.05%
JLS at Common Share Price	11/25/09	11.50%	6.56%	5.97%
Bloomberg U.S. Aggregate Bond Index	—	7.30%	(0.36)%	2.01%
JLS Blended Benchmark	—	6.56%	2.05%	2.98%
*For purposes of Fund performance, relative results are measured against the linked returns between the ICE BofA U.S. ABS & CMBS Index (effective October 13, 2019) and the Bloomberg U.S. Aggregate Bond Index (through October 13, 2019).
Daily Common Share NAV and Share Price

Common Share NAV	Common Share Price	Premium/(Discount) to NAV	Average Premium/(Discount) to NAV
$19.35	$18.19	(5.99)%	(4.44)%
Growth of an Assumed $10,000 Investment as of December 31, 2025 - Common Share Price

17

Fund Performance, Leverage and Holdings December 31, 2025
(continued)

Leverage and Holdings

Leverage
Effective Leverage	22.44%
Regulatory Leverage	2.32%

Fund Allocation (% of net assets)
Mortgage-Backed Securities	83.8%
Asset-Backed Securities	41.7%
Short-Term U.S. Government and Agency Obligations	3.4%
Other Assets & Liabilities, Net	0.3%
Reverse Repurchase Agreements, including accrued interest	(26.8)%
Borrowings	(2.4)%
Net Assets	100%

Portfolio Credit Quality (% of total investments)
AAA	1.2%
AA	3.9%
A	4.7%
BBB	16.9%
BB or Lower	43.8%
N/R (not rated)	29.5%
Total	100%

Report of Independent Registered
Public Accounting Firm
To the Board of Trustees and Shareholders of Nuveen Global High Income Fund, Nuveen Core Plus Impact Fund and Nuveen Mortgage and Income Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (hereafter collectively referred to as the “Funds”) as of December 31, 2025, the related statements of operations, of changes in net assets and of cash flows for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2025, the results of each of their operations, the changes in each of their net assets, each of their cash flows and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Nuveen Global High Income Fund (1)
Nuveen Core Plus Impact Fund (2)
Nuveen Mortgage and Income Fund (1)

(1)
Statement of operations and statement of cash flows for the year ended December 31, 2025, statement of changes in net assets for the years ended December 31, 2025 and 2024, and the financial highlights for each of the five years in the period ended December 31, 2025.

(2)
Statement of operations and statement of cash flows for the year ended December 31, 2025, statement of changes in net assets for the years ended December 31, 2025 and 2024, and the financial highlights for each of the four years in the period ended December 31, 2025 and the period April 27, 2021 (commencement of operations) through December 31, 2021. The financial statements are presented on a consolidated basis.

Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, issuer, agent banks and brokers; when replies were not received from agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

19

Report of Independent Registered Public Accounting Firm
(continued)

/s/ PricewaterhouseCoopers LLP
Chicago, Illinois
February 27, 2026
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Portfolio of Investments December 31, 2025
JGH

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 138.1% (97.2% of Total Investments)
		ASSET-BACKED SECURITIES - 6.0% (4.2% of Total Investments)
$625,000	(a)	AIMCO CLO 18 Ltd, Series 2022 18X (TSFR3M + 2.850%)	7.175%	07/20/37	$627,272
500,000	(b)	Cajun Global LLC, Series 2025 2A	5.912	11/20/55	501,791
1,000,000	(b)	Cajun Global LLC, Series 2025 2A	8.720	11/20/55	991,852
2,520	(b),(c)	Chase Auto Owner Trust 2025-2, Series 2025 2A	0.000	02/25/33	399,571
500,000	(a),(b)	CIFC Funding 2020-III Ltd, Series 2020 3A (TSFR3M + 4.800%)	8.662	10/20/38	502,124
500,000	(a),(b)	CIFC Funding Ltd, Series 2025 7A (TSFR3M + 4.750%)	8.519	01/22/39	501,505
2,500,000	(b)	Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC, Series 2025 4A	8.450	12/20/55	2,550,185
552,530	(b)	Elara Hgv Timeshare Issuer 2025-A LLC, Series 2025 A	6.910	01/25/40	551,810
1,500,000	(b)	Flexential Issuer LLC, Series 2025 1A	6.030	10/25/60	1,492,242
1,315,000	(a),(b)	Gracie Point International Funding 2025-1 LLC, Series 2025 1A (SOFR30A + 2.750%)	6.775	08/15/28	1,317,091
1,000,000	(a),(b)	Gracie Point International Funding 2025-1 LLC, Series 2025 1A (SOFR30A + 4.500%)	8.525	08/15/28	999,787
500,000	(b)	Hertz Vehicle Financing III LLC, Series 2025 6A	8.300	05/25/32	501,256
728,231	(b)	Hin Timeshare Trust, Series 2025 B	9.410	05/15/45	730,184
485,487	(b)	Hin Timeshare Trust, Series 2025 B	7.580	05/15/45	486,576
716,996	(b),(c)	Industrial DPR Funding Ltd, Series 2022 1A	5.380	04/15/34	651,391
1,000,000	(b)	Lmdv Issuer Co LLC, Series 2025 1A	7.880	12/15/55	999,900
1,000,000	(b)	Lmrk Issuer Co 2 LLC, Series 2025 1A	6.200	09/15/55	1,009,396
900,000	(b)	Lmrk Issuer Co 2 LLC, Series 2025 1A	8.120	09/15/55	905,540
1,500,000	(a),(b)	Madison Park Funding LI Ltd, Series 2021 51A (TSFR3M + 2.900%)	6.784	10/19/38	1,503,720
500,000	(b)	MetroNet Infrastructure Issuer LLC, Series 2025 2A	7.830	08/20/55	513,848
1,000,000	(b)	MetroNet Infrastructure Issuer LLC, Series 2025 4A	7.112	12/20/55	1,006,658
500,000	(a),(b)	Neuberger Berman Loan Advisers CLO 33 Ltd, Series 2019 33A (TSFR3M + 5.500%)	9.394	04/16/39	504,408
500,000	(a),(b)	Neuberger Berman Loan Advisers CLO 47 Ltd, Series 2022 47A (TSFR3M + 2.800%)	7.005	04/16/35	501,237
1,000,000	(a),(b)	Neuberger Berman Loan Advisers CLO 48 Ltd, Series 2022 48A (TSFR3M + 2.700%)	7.018	04/25/36	1,003,507
500,000	(a),(b)	OCP CLO 2017-14 Ltd, Series 2017 14A (TSFR3M + 6.550%)	10.434	07/20/37	503,324
2,000,000	(b)	Uniti Fiber Abs Issuer LLC, Series 2025 2A	7.834	01/20/56	2,034,385

		TOTAL ASSET-BACKED SECURITIES (Cost $23,233,133)			23,290,560

SHARES		DESCRIPTION			VALUE

		COMMON STOCKS - 0.3% (0.2% of Total Investments)
		LUXEMBOURG - 0.0%
6,134	(d)	Altice France Lux 3			108,029

		TOTAL LUXEMBOURG			108,029

		MEXICO - 0.3%
44,791	(d)	Grupo Aeromexico SAB de CV			983,611

		TOTAL MEXICO			983,611

		TOTAL COMMON STOCKS (Cost $945,604)			1,091,640

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CORPORATE BONDS - 80.7% (56.9% of Total Investments) (e)
		ANGOLA - 0.2%
750,000	(b)	Azule Energy Finance Plc	8.125	01/23/30	750,975

		TOTAL ANGOLA			750,975

		ARGENTINA - 1.5%
915,000	(b)	Arcor SAIC	7.600	07/31/33	923,235
1,000,000	(b)	Pampa Energia SA	7.875	12/16/34	1,005,900
1,500,000	(b)	Transportadora de Gas del Sur SA	7.750	11/20/35	1,481,790
2,500,000	(b)	YPF SA	8.250	01/17/34	2,554,905

		TOTAL ARGENTINA			5,965,830

See Notes to Financial Statements	21

Portfolio of Investments December 31, 2025
(continued)
JGH

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		AUSTRALIA - 0.1%
$500,000	(b)	Mineral Resources Ltd	8.500%	05/01/30	$519,969

		TOTAL AUSTRALIA			519,969

		BERMUDA - 0.2%
417,000	(a),(b)	Bonanza RE Ltd (3-Month U.S. Treasury Bill + 0.000%)	3.607	01/08/27	349,863
250,000	(a),(b)	MEADOWS LTD (3-Month U.S. Treasury Bill + 7.500%)	11.362	12/07/29	251,075

		TOTAL BERMUDA			600,938

		BRAZIL - 0.6%
300,000	(b)	LD Celulose International GmbH	7.950	01/26/32	312,543
500,000	(b)	Minerva Luxembourg SA	8.875	09/13/33	546,074
980,000		Petrobras Global Finance BV	6.900	03/19/49	966,487
750,000	(b)	Raizen Fuels Finance SA	5.700	01/17/35	573,799

		TOTAL BRAZIL			2,398,903

		CANADA - 3.0%
2,047,000	(b),(f)	AltaGas Ltd	7.200	10/15/54	2,122,211
2,000,000	(f)	Enbridge Inc	8.500	01/15/84	2,293,337
3,600,000	(b)	Garda World Security Corp	8.375	11/15/32	3,667,007
640,000	(b)	New Flyer Holdings Inc	9.250	07/01/30	687,886
500,000	(b)	Open Text Corp	3.875	12/01/29	474,515
1,526,000	(f)	Rogers Communications Inc	7.125	04/15/55	1,606,865
1,000,000	(b)	Telesat Canada / Telesat LLC	5.625	12/06/26	794,300

		TOTAL CANADA			11,646,121

		CHILE - 0.8%
600,000	(b),(f)	AES Andes SA	8.150	06/10/55	627,834
400,000	(b),(g)	Banco de Credito e Inversiones SA	8.750	N/A	432,360
1,000,000	(b),(g)	Banco del Estado de Chile	7.950	N/A	1,060,000
750,000	(b)	Latam Airlines Group SA	7.875	04/15/30	788,828

		TOTAL CHILE			2,909,022

		COLOMBIA - 1.7%
475,000	(b)	Banco Davivienda SA	8.125	07/02/35	497,505
800,000		Bancolombia SA	8.625	12/24/34	857,432
1,000,000	(h)	Ecopetrol SA	5.875	11/02/51	718,285
1,500,000	(h)	Ecopetrol SA	8.875	01/13/33	1,601,913
280,000		Ecopetrol SA	8.375	01/19/36	288,059
500,000	(h)	Ecopetrol SA	7.750	02/01/32	514,545
1,050,000	(b)	Grupo Aval Ltd	4.375	02/04/30	983,907
1,000,000	(b)	Grupo Nutresa SA	9.000	05/12/35	1,128,707

		TOTAL COLOMBIA			6,590,353

		COSTA RICA - 0.4%
1,500,000	(b),(h)	Liberty Costa Rica Senior Secured Finance	10.875	01/15/31	1,575,000

		TOTAL COSTA RICA			1,575,000

		DENMARK - 0.2%
520,000	(b)	GENMAB A/S/GENMAB FIN	7.250	12/15/33	546,214

		TOTAL DENMARK			546,214

		FRANCE - 2.7%
4,270,100	(b)	Altice France SA	6.500	04/15/32	4,093,668
3,560,000	(b),(g)	BNP Paribas SA	7.450	N/A	3,724,892
1,500,000	(b)	Holdco II SAS	8.500	04/15/31	1,614,373
1,000,000	(b),(g)	Societe Generale SA	10.000	N/A	1,111,491

		TOTAL FRANCE			10,544,424

		GERMANY - 1.7%
EUR 2,000,000	(g)	Deutsche Bank AG, Reg S	7.125	N/A	2,484,392
2,815,000	(b)	IHO Verwaltungs GmbH	8.000	11/15/32	2,965,042
1,250,000	(b)	ZF North America Capital Inc	7.500	03/24/31	1,263,446

		TOTAL GERMANY			6,712,880

		GHANA - 0.3%
725,000	(b)	Kosmos Energy Ltd	8.750	10/01/31	409,719
951,000	(b)	Tullow Oil PLC	10.250	05/15/26	689,475

		TOTAL GHANA			1,099,194

22	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		GUATEMALA - 0.1%
$525,000	(b)	Millicom International Cellular SA	7.375%	04/02/32	$545,592

		TOTAL GUATEMALA			545,592

		INDIA - 0.1%
470,375	(b)	Continuum Green Energy India Pvt / Co-Issuers	7.500	06/26/33	485,449

		TOTAL INDIA			485,449

		INDONESIA - 0.7%
1,000,000	(b)	Indika Energy Tbk PT	8.750	05/07/29	989,458
500,000	(b)	Medco Laurel Tree Pte Ltd	6.950	11/12/28	503,556
1,000,000	(b),(h)	Medco Maple Tree Pte Ltd	8.960	04/27/29	1,042,758

		TOTAL INDONESIA			2,535,772

		ISRAEL - 1.1%
2,351,000	(b)	Energean Israel Finance Ltd, Reg S	5.875	03/30/31	2,271,323
485,000	(b)	Energean Israel Finance Ltd, Reg S	8.500	09/30/33	518,950
1,250,000	(b)	Leviathan Bond Ltd, Reg S	6.500	06/30/27	1,257,211

		TOTAL ISRAEL			4,047,484

		KUWAIT - 0.1%
500,000	(b),(f),(g)	NBK Tier 1 Ltd	3.625	N/A	490,493

		TOTAL KUWAIT			490,493

		LUXEMBOURG - 0.2%
500,000	(b)	Albion Financing 1 SARL / Aggreko Holdings Inc	7.000	05/21/30	521,855
273,385	(b)	Altice France Lux 3 / Altice Holdings 1	9.500	11/01/29	281,193

		TOTAL LUXEMBOURG			803,048

		MEXICO - 4.4%
500,000	(b)	Alpek SAB de CV	3.250	02/25/31	425,328
1,975,000	(b),(g)	Banco Mercantil del Norte SA/Grand Cayman	8.375	N/A	2,093,813
1,125,000	(b),(g)	Banco Mercantil del Norte SA/Grand Cayman	8.750	N/A	1,203,765
1,000,000	(b)	BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico/TX	8.450	06/29/38	1,105,908
1,000,000	(b)	Grupo Aeromexico SAB de CV	8.625	11/15/31	1,020,930
1,000,000		Grupo Televisa SAB	6.125	01/31/46	758,538
500,000	(b)	Nemak SAB de CV	3.625	06/28/31	433,594
750,000	(b)	Orbia Advance Corp SAB de CV	7.500	05/13/35	727,582
950,000	(h)	Petroleos MexicanosA1	6.625	06/15/35	901,477
5,871,000	(h)	Petroleos Mexicanos	6.700	02/16/32	5,855,326
1,300,000		Petroleos Mexicanos	6.375	01/23/45	1,047,029
1,500,000	(b)	Saavi Energia Sarl	8.875	02/10/35	1,626,825

		TOTAL MEXICO			17,200,115

		NETHERLANDS - 0.5%
1,500,000	(g)	ING Groep NV, Reg S	7.500	N/A	1,563,630
490,000	(b)	Trivium Packaging Finance BV	8.250	07/15/30	525,273

		TOTAL NETHERLANDS			2,088,903

		NIGERIA - 0.7%
875,000	(b),(h)	Access Bank PLC	6.125	09/21/26	871,061
500,000	(b)	IHS Holding Ltd	6.250	11/29/28	497,409
1,250,000	(b),(h)	IHS Holding Ltd	8.250	11/29/31	1,303,804

		TOTAL NIGERIA			2,672,274

		PANAMA - 0.4%
665,000	(b),(h)	C&W Senior Finance Ltd	9.000	01/15/33	685,174
400,000	(b)	Empresa de Transmision Electrica SA	5.125	05/02/49	307,396
200,000	(b)	Sable International Finance Ltd	7.125	10/15/32	202,383
529,191	(b)	UEP Penonome II SA2020 1	6.500	10/01/38	471,245

		TOTAL PANAMA			1,666,198

		PERU - 0.7%
1,000,000	(b)	Auna SA	8.750	11/06/32	1,008,780
500,000	(b)	Hunt Oil Co of Peru LLC Sucursal Del Peru	7.750	11/05/38	549,420
1,000,000	(b)	Volcan Cia Minera SAA	8.500	10/28/32	1,028,880

		TOTAL PERU			2,587,080

		SAUDI ARABIA - 0.3%
1,000,000	(b)	Arabian Centres Sukuk II Ltd	5.625	10/07/26	997,645

		TOTAL SAUDI ARABIA			997,645

See Notes to Financial Statements	23

Portfolio of Investments December 31, 2025
(continued)
JGH

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SOUTH AFRICA - 1.0%
$1,400,000	(b),(h)	Eskom Holdings	6.350%	08/10/28	$1,449,896
1,500,000		Sasol Financing USA LLC	5.500	03/18/31	1,273,272
1,000,000	(b)	Transnet/South Africa	8.250	02/06/28	1,055,592

		TOTAL SOUTH AFRICA			3,778,760

		SPAIN - 1.3%
1,400,000	(g)	Banco Bilbao Vizcaya Argentaria SA	9.375	N/A	1,562,397
3,000,000	(g)	Banco Santander SA	9.625	N/A	3,611,800

		TOTAL SPAIN			5,174,197

		SWITZERLAND - 2.2%
1,500,000	(c)	Credit Suisse Group AG	7.500	01/17/72	510,000
3,030,000	(b),(g)	UBS Group AG	9.250	N/A	3,553,454
3,000,000	(b),(h)	VistaJet Malta Finance PLC / Vista Management Holding Inc	6.375	02/01/30	2,854,946
1,475,000	(b),(h)	VistaJet Malta Finance PLC / Vista Management Holding Inc	9.500	06/01/28	1,525,564

		TOTAL SWITZERLAND			8,443,964

		TOGO - 0.1%
500,000	(b)	Ecobank Transnational Inc	10.125	10/15/29	530,210

		TOTAL TOGO			530,210

		TRINIDAD AND TOBAGO - 0.1%
275,000	(b)	Trinidad Generation UnLtd	7.750	06/16/33	284,969

		TOTAL TRINIDAD AND TOBAGO			284,969

		TURKEY - 1.3%
2,000,000	(b),(h)	Limak Cimento Sanayi ve Ticaret AS	9.750	07/25/29	2,016,835
925,000	(b)	Sisecam UK PLC	8.625	05/02/32	961,561
1,000,000	(b),(f)	Turkiye Garanti Bankasi AS	7.625	04/15/36	1,013,209
1,000,000	(b),(f),(h)	Yapi ve Kredi Bankasi AS	9.250	01/17/34	1,066,298

		TOTAL TURKEY			5,057,903

		UNITED KINGDOM - 3.1%
2,250,000	(b),(h)	Ardonagh Group Finance Ltd	8.875	02/15/32	2,338,436
1,475,000	(g)	Barclays PLC	8.000	N/A	1,573,782
500,000	(b)	ContourGlobal Power Holdings SA	6.750	02/28/30	515,555
1,000,000	(b),(f)	Fidelis Insurance Holdings Ltd	6.625	04/01/41	994,918
1,500,000	(g)	Lloyds Banking Group PLC	8.000	N/A	1,622,738
2,000,000	(b)	Merlin Entertainments Group US Holdings Inc	7.375	02/15/31	1,781,552
500,000	(b)	Motion Bondco DAC	6.625	11/15/27	485,491
1,420,000	(b)	Motion Finco Sarl	8.375	02/15/32	1,275,176
1,400,000	(g)	NatWest Group PLC	8.125	N/A	1,575,198

		TOTAL UNITED KINGDOM			12,162,846

		UNITED STATES - 48.8%
2,756,000	(b)	1261229 BC Ltd	10.000	04/15/32	2,866,287
2,000,000	(b)	Advantage Sales & Marketing Inc	6.500	11/15/28	1,635,000
1,667,000	(f)	AES Corp/The	7.600	01/15/55	1,697,686
4,000,000	(b)	APH Somerset Investor 2 LLC / APH2 Somerset Investor 2 LLC / APH3 Somerset Inves	7.875	11/01/29	4,039,937
500,000	(b)	Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC	6.250	01/30/31	511,388
1,000,000	(b)	Asurion, LLC	8.000	12/31/32	1,037,611
1,250,000	(b)	B&G Foods Inc	8.000	09/15/28	1,229,837
1,500,000	(b)	Bausch Health Americas Inc	8.500	01/31/27	1,485,050
508,000	(b)	Bausch Health Cos Inc	11.000	09/30/28	526,207
4,200,000	(b)	Beach Acquisition Bidco LLC	10.000	07/15/33	4,635,889
1,000,000	(b)	Camelot Return Merger Sub Inc	8.750	08/01/28	774,895
2,000,000	(b)	CD&R Smokey Buyer Inc / Radio Systems Corp	9.500	10/15/29	1,631,212
2,164,000	(b)	CHS/Community Health Systems Inc	10.875	01/15/32	2,361,876
500,000	(b)	CIPHER COMPUTE LLC	7.125	11/15/30	509,241
1,000,000	(b)	Clear Channel Outdoor Holdings Inc	7.750	04/15/28	1,000,738
1,550,000	(b)	Clydesdale Acquisition Holdings Inc	8.750	04/15/30	1,575,852
1,000,000	(b)	Compass Group Diversified Holdings LLC	5.250	04/15/29	927,532
1,660,000	(b)	Compass Minerals International Inc	8.000	07/01/30	1,736,919
4,000,000	(b),(f),(g)	Compeer Financial ACA	7.875	N/A	4,086,196
1,100,000	(b)	Cornerstone Building Brands Inc	9.500	08/15/29	814,000
1,000,000	(b)	CP Atlas Buyer Inc, (cash 12.750%, PIK 5.750%)	12.750	01/15/31	947,421

24	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UNITED STATES (continued)
$500,000	(b)	DaVita Inc	4.625%	06/01/30	$486,195
3,000,000	(b)	Dealer Tire LLC / DT Issuer LLC	8.000	02/01/28	3,002,376
1,000,000	(b)	Delek Logistics Partners LP / Delek Logistics Finance Corp	7.375	06/30/33	1,020,449
1,900,000	(f)	DENTSPLY SIRONA Inc	8.375	09/12/55	1,778,648
1,715,000	(b)	Directv Financing LLC	8.875	02/01/30	1,735,227
1,000,000	(b)	Diversified Healthcare Trust	7.250	10/15/30	1,022,488
1,370,000	(b)	Dornoch Debt Merger Sub Inc	6.625	10/15/29	1,186,054
2,085,000	(b)	Encore Capital Group Inc	6.625	04/15/31	2,095,411
3,500,000	(b)	Encore Capital Group Inc	8.500	05/15/30	3,762,311
2,685,000	(b),(f)	Enstar Group Ltd	7.500	04/01/45	2,809,646
2,500,000	(f)	EUSHI Finance Inc	7.625	12/15/54	2,628,124
1,250,000	(b)	EW Scripps Co/The	9.875	08/15/30	1,248,360
2,000,000	(b)	Ferrellgas LP / Ferrellgas Finance Corp	5.875	04/01/29	1,921,807
1,900,000	(b)	Fertitta Entertainment LLC / Fertitta Entertainment Finance Co Inc	6.750	01/15/30	1,806,472
2,000,000	(a),(f),(g)	Fifth Third Bancorp (TSFR3M + 3.295%)	6.967	N/A	2,003,955
1,500,000	(a),(f),(g)	First Citizens BancShares Inc/NC (TSFR3M + 4.234%)	7.957	N/A	1,518,910
3,000,000	(f)	FMC Corp	8.450	11/01/55	2,374,517
2,240,000	(b)	Freedom Mortgage Holdings LLC	8.375	04/01/32	2,357,969
1,500,000	(b)	Gray Media Inc	7.250	08/15/33	1,532,743
2,026,000	(f)	HA Sustainable Infrastructure Capital Inc	8.000	06/01/56	2,117,292
500,000	(b)	Herc Holdings Inc	7.000	06/15/30	526,214
1,250,000	(b)	Hilcorp Energy I LP / Hilcorp Finance Co	7.250	02/15/35	1,187,965
1,750,000		Icahn Enterprises LP / Icahn Enterprises Finance Corp	9.000	06/15/30	1,672,785
1,230,000	(b)	Icahn Enterprises LP / Icahn Enterprises Finance Corp	10.000	11/15/29	1,229,133
500,000		Icahn Enterprises LP / Icahn Enterprises Finance Corp	5.250	05/15/27	493,128
2,750,000	(b),(f)	ILFC E-Capital Trust I	6.270	12/21/65	2,299,208
500,000	(b)	Iron Mountain Inc	5.250	07/15/30	493,952
500,000	(b)	Kinetik Holdings LP	6.625	12/15/28	514,838
1,000,000		Kohl’s Corp	5.125	05/01/31	879,626
2,000,000	(b)	Kohl’s Corp	10.000	06/01/30	2,202,524
1,500,000	(b),(f),(g)	Land O’ Lakes Inc	8.000	N/A	1,475,687
1,000,000	(b),(f),(g)	Land O’ Lakes Inc	7.000	N/A	890,000
1,000,000	(b)	LBM Acquisition LLC	9.500	06/15/31	1,042,440
1,000,000	(b)	LBM Acquisition LLC	6.250	01/15/29	899,990
850,000	(b)	Level 3 Financing Inc	8.500	01/15/36	870,385
500,000	(b)	LifePoint Health Inc	11.000	10/15/30	548,317
1,250,000	(b)	LONG RIDGE ENERGY LLC	8.750	02/15/32	1,330,551
500,000	(b)	Match Group Holdings II LLC	4.125	08/01/30	473,256
5,000,000	(b)	McAfee Corp	7.375	02/15/30	4,360,388
2,750,000	(b)	Michaels Cos Inc/The	5.250	05/01/28	2,643,734
1,000,000	(b)	Michaels Cos Inc/The	7.875	05/01/29	923,096
500,000	(b)	Millrose Properties Inc	6.375	08/01/30	511,612
500,000	(b)	Molina Healthcare Inc	3.875	11/15/30	463,946
1,515,000	(b)	MPT Operating Partnership LP / MPT Finance Corp	8.500	02/15/32	1,617,919
2,000,000		MPT Operating Partnership LP / MPT Finance Corp	5.000	10/15/27	1,930,763
2,277,287	(b)	Muvico LLC, (cash 9.000%, PIK 6.000%)	9.000	02/19/29	2,470,181
1,700,000	(b)	National Mentor Holdings Inc	10.500	12/15/30	1,709,007
1,675,000	(b)	Neptune Bidco US Inc	9.290	04/15/29	1,677,862
825,000	(b)	Neptune Bidco US Inc	10.375	05/15/31	845,906
1,500,000		Newell Brands Inc	7.000	04/01/46	1,251,772
1,500,000	(b),(f),(g)	NRG Energy Inc	10.250	N/A	1,637,761
1,000,000	(b),(i)	Office Properties Income Trust	9.000	03/31/29	1,021,480
500,000		OneMain Finance Corp	4.000	09/15/30	468,680
1,000,000	(b)	Organon & Co / Organon Foreign Debt Co-Issuer BV	5.125	04/30/31	828,195
500,000	(b)	Panther Escrow Issuer LLC	7.125	06/01/31	518,124
1,000,000	(b)	Park River Holdings Inc	8.000	03/15/31	1,030,995
2,000,000	(b)	PBF Holding Co LLC / PBF Finance Corp	7.875	09/15/30	1,926,077
500,000	(b)	PennyMac Financial Services Inc	5.750	09/15/31	502,414
1,000,000	(b)	PetSmart Inc / PetSmart Finance Corp	10.000	09/15/33	1,029,677
3,360,000	(f)	PG&E Corp	7.375	03/15/55	3,499,410
3,000,000	(a),(f),(g)	Plains All American Pipeline LP (TSFR3M + 4.372%)	8.223	N/A	3,008,511
2,520,000	(b)	Prime Healthcare Services Inc	9.375	09/01/29	2,646,002

See Notes to Financial Statements	25

Portfolio of Investments December 31, 2025
(continued)
JGH

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UNITED STATES (continued)
$1,022,875	(b)	Rackspace Finance LLC	3.500%	05/15/28	$373,349
2,360,036	(b)	Radiology Partners Inc, (cash 9.781%, PIK 9.781%)	9.781	02/15/30	2,271,535
2,630,000	(b)	Radiology Partners Inc	8.500	07/15/32	2,747,397
1,000,000	(b)	Rand Parent LLC	8.500	02/15/30	1,041,853
1,750,000	(b)	RR Donnelley & Sons Co	9.500	08/01/29	1,803,375
1,200,000	(b)	S&S Holdings LLC	8.375	10/01/31	1,149,872
1,000,000	(b),(f),(g)	SBL Holdings Inc	6.500	N/A	948,686
1,000,000	(b),(f),(g)	SBL Holdings Inc	9.508	N/A	1,019,999
1,275,000	(b)	SIERRACOL EN AND/ARA/DEV	9.000	11/14/30	1,212,123
500,000	(b)	Sirius XM Radio LLC	4.125	07/01/30	475,534
1,000,000	(b)	Staples Inc	10.750	09/01/29	994,181
500,000	(b)	Starwood Property Trust Inc	6.500	10/15/30	521,297
3,570,000	(b),(f),(g)	Sunoco LP	7.875	N/A	3,667,372
57,515	(b)	Team Health Holdings Inc, (cash 9.000%, PIK 4.500%)	9.000	06/30/28	60,678
500,000	(b)	TerraForm Power Operating LLC	4.750	01/15/30	485,793
1,500,000	(b)	TransMontaigne Partners LLC	8.500	06/15/30	1,514,379
1,000,000	(b)	Transocean International Ltd	7.875	10/15/32	1,044,401
2,000,000	(b)	Uniti Group LP / Uniti Group Finance 2019 Inc / CSL Capital LLC	6.500	02/15/29	1,920,634
650,000	(b)	Univision Communications Inc	9.375	08/01/32	698,628
3,530,000	(b),(h)	Univision Communications Inc	7.375	06/30/30	3,588,054
1,250,000	(b)	US Acute Care Solutions LLC	9.750	05/15/29	1,259,269
1,000,000	(b)	Venture Global LNG Inc	9.875	02/01/32	1,033,072
6,000,000	(b),(f),(g)	Venture Global LNG Inc	9.000	N/A	4,738,384
1,750,000		Veritiv Operating Co	10.500	11/30/30	1,881,623
2,930,000	(b)	Viking Baked Goods Acquisition Corp	8.625	11/01/31	2,939,411
500,000	(b)	Viking Ocean Cruises Ship VII Ltd	5.625	02/15/29	500,794
4,000,000	(b),(f),(g)	Vistra Corp	8.875	N/A	4,407,164
1,250,000	(b)	VoltaGrid LLC	7.375	11/01/30	1,238,432
960,000	(b)	Windstream Services LLC	7.500	10/15/33	984,104
1,000,000	(b)	Windstream Services LLC / Windstream Escrow Finance Corp	8.250	10/01/31	1,049,770
2,500,000	(b)	WR Grace Holdings LLC	5.625	08/15/29	2,379,714
2,500,000	(b)	XPLR Infrastructure Operating Partners LP	8.625	03/15/33	2,630,036
2,921,891	(b)	Zayo Group Holdings Inc	9.250	03/09/30	2,775,796
2,036,460	(b)	Zayo Group Holdings Inc	13.750	09/09/30	1,868,452

		TOTAL UNITED STATES			189,218,400

		ZAMBIA - 0.1%
300,000	(b)	First Quantum Minerals Ltd	8.625	06/01/31	315,703

		TOTAL ZAMBIA			315,703

		TOTAL CORPORATE BONDS (Cost $309,695,626)			312,946,828

SHARES		DESCRIPTION			VALUE

		EXCHANGE-TRADED FUNDS - 5.2% (3.6% of Total Investments)
120,000	(j)	Nuveen AA-BBB CLO ETF			3,006,000
580,000	(j)	Nuveen High Yield Corporate Bond ETF			14,500,000
100,000	(j)	Nuveen Securitized Income ETF			2,517,000

		TOTAL EXCHANGE-TRADED FUNDS (Cost $20,004,400)			20,023,000

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES - 2.7% (1.9% of Total Investments)
1,000,000	(a)	Benchmark 2019-B14 Mortgage Trust , Series 2019 B14	3.773	12/15/62	717,100
725,000	(a),(b)	BX Trust, Series 2025 DELC (TSFR1M + 3.050%)	7.007	12/15/42	730,937
1,000,000	(a),(b)	CIP Commercial Mortgage Trust 2025-SBAY, Series 2025 SBAY (TSFR1M + 3.750%)	7.850	10/15/37	1,005,156
1,800,000	(a),(b)	Freddie Mac STACR REMIC Trust 2023-DNA2, Series 2023 DNA2 (SOFR30A + 7.600%)	11.465	04/25/43	2,030,522
1,500,000	(a),(b)	Freddie Mac STACR Trust 2019-HQA2, Series 2019 HQA2 (SOFR30A + 11.364%)	15.436	04/25/49	1,781,258
2,000,000	(a),(b)	ILPT Commercial Mortgage Trust 2025-LPF2, Series 2025 LPF2	8.199	07/13/42	2,083,929

26	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES (continued)
$1,250,000	(b)	MFT Trust 2020-ABC, Series 2020 ABC	3.593%	02/10/42	$885,846
895,441	(a),(b)	Santander Bank Mortgage Credit-Linked Notes Series 2023-MTG1, Series 2023 MTG1 (SOFR30A + 4.900%)	9.256	02/26/52	1,005,522

		TOTAL MORTGAGE-BACKED SECURITIES (Cost $10,162,882)			10,240,270

SHARES		DESCRIPTION	RATE		VALUE

		PREFERRED STOCK - 1.1% (0.8% of Total Investments)
		UNITED STATES - 1.1%
102,091		Enstar Group Ltd	7.000		2,409,348
33,625		Synchrony Financial	8.250		884,001
43,200		Wintrust Financial Corp	7.875		1,118,448

		TOTAL UNITED STATES			4,411,797

		TOTAL PREFERRED STOCK (Cost $3,956,117)			4,411,797

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SOVEREIGN DEBT - 18.2% (12.8% of Total Investments)
		ANGOLA - 0.6%
1,500,000	(b)	Angolan Government International Bond	8.250	05/09/28	1,505,887
900,000	(b)	Angolan Government International Bond	8.000	11/26/29	878,336

		TOTAL ANGOLA			2,384,223

		ARGENTINA - 2.5%
1,060,000		Argentine Republic Government International Bond	0.750	07/09/30	901,000
6,550,000		Argentine Republic Government International Bond	4.125	07/09/35	4,873,200
3,025,000		Argentine Republic Government International Bond	5.000	01/09/38	2,347,400
2,200,000		Argentine Republic Government International Bond	2.500	07/09/41	1,522,400

		TOTAL ARGENTINA			9,644,000

		BARBADOS - 0.5%
1,950,000	(b)	Barbados Government International Bond	8.000	06/26/35	2,049,450

		TOTAL BARBADOS			2,049,450

		BENIN - 0.6%
EUR 1,050,000	(b)	Benin Government International Bond	4.950	01/22/35	1,143,471
1,025,000	(b)	Benin Government International Bond	7.960	02/13/38	1,062,566

		TOTAL BENIN			2,206,037

		BRAZIL - 0.2%
1,000,000	(h)	Brazilian Government International Bond	7.125	05/13/54	988,500

		TOTAL BRAZIL			988,500

		COLOMBIA - 1.2%
EUR 1,515,000		Colombia Government International Bond	5.000	09/19/32	1,693,142
1,400,000		Colombia Government International Bond	5.625	02/26/44	1,131,200
700,000	(h)	Colombia Government International Bond	8.750	11/14/53	770,700
1,000,000	(h)	Colombia Government International Bond	7.750	11/07/36	1,042,150

		TOTAL COLOMBIA			4,637,192

		COTE D’IVOIRE - 1.0%
750,000	(b)	Ivory Coast Government International Bond	6.125	06/15/33	749,432
EUR 1,625,000	(b)	Ivory Coast Government International Bond	6.875	10/17/40	1,862,261
1,000,000	(b)	Ivory Coast Government International Bond	8.075	04/01/36	1,078,301

		TOTAL COTE D’IVOIRE			3,689,994

		ECUADOR - 0.8%
1,596,475	(b)	Ecuador Government International Bond	1.000	07/31/35	1,407,293
1,767,500	(b)	Ecuador Government International Bond	5.000	07/31/30	1,742,331
88,000	(b)	Ecuador Government International Bond	5.000	07/31/40	68,860

		TOTAL ECUADOR			3,218,484

		EGYPT - 1.7%
1,225,000	(b)	Egypt Government International Bond	8.625	02/04/30	1,358,938
1,225,000	(b)	Egypt Government International Bond	7.600	03/01/29	1,303,794
2,300,000	(b),(h)	Egypt Government International Bond	7.053	01/15/32	2,392,942

See Notes to Financial Statements	27

Portfolio of Investments December 31, 2025
(continued)
JGH

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		EGYPT
$2,075,000	(b),(h)	Egypt Government International Bond	8.500%	01/31/47	$2,035,540

		TOTAL EGYPT			7,091,214

		EL SALVADOR - 0.4%
1,825,000	(b),(h)	El Salvador Government International Bond	7.125	01/20/50	1,674,437

		TOTAL EL SALVADOR			1,674,437

		GHANA - 0.3%
1,125,000	(b)	Ghana Government International Bond	5.000	07/03/35	1,027,807

		TOTAL GHANA			1,027,807

		HONDURAS - 0.4%
1,300,000	(b),(h)	Honduras Government International Bond	8.625	11/27/34	1,462,890

		TOTAL HONDURAS			1,462,890

		IRAQ - 0.2%
968,750	(b)	Iraq International Bond	5.800	01/15/28	964,841

		TOTAL IRAQ			964,841

		JORDAN - 0.4%
1,500,000	(b)	Jordan Government International Bond	5.750	11/12/32	1,471,205

		TOTAL JORDAN			1,471,205

		KENYA - 0.3%
1,000,000	(b),(h)	Republic of Kenya Government International Bond	9.500	03/05/36	1,064,507

		TOTAL KENYA			1,064,507

		NIGERIA - 1.1%
1,425,000	(b),(h)	Nigeria Government International Bond	10.375	12/09/34	1,690,463
1,000,000	(b)	Nigeria Government International Bond	8.631	01/13/36	1,073,713
1,425,000	(b),(h)	Nigeria Government International Bond	7.875	02/16/32	1,488,505

		TOTAL NIGERIA			4,252,681

		ROMANIA - 0.6%
EUR 1,050,000	(b)	Romanian Government International Bond	2.000	04/14/33	1,001,919
1,000,000	(b)	Romanian Government International Bond	7.500	02/10/37	1,106,093

		TOTAL ROMANIA			2,108,012

		RWANDA - 0.6%
2,450,000	(b),(h)	Rwanda International Government Bond	5.500	08/09/31	2,271,325

		TOTAL RWANDA			2,271,325

		SENEGAL - 0.5%
2,100,000	(b)	Senegal Government International Bond	6.250	05/23/33	1,214,721
1,325,000	(b)	Senegal Government International Bond	6.750	03/13/48	710,790

		TOTAL SENEGAL			1,925,511

		SOUTH AFRICA - 1.1%
1,400,000		Republic of South Africa Government International Bond	5.000	10/12/46	1,095,955
1,475,000	(h)	Republic of South Africa Government International Bond	7.300	04/20/52	1,490,350
1,500,000	(b),(h)	Republic of South Africa Government International Bond	7.100	11/19/36	1,610,760

		TOTAL SOUTH AFRICA			4,197,065

		SRI LANKA - 0.2%
1,300,000	(b)	Sri Lanka Government International Bond	3.600	06/15/35	988,000

		TOTAL SRI LANKA			988,000

		TURKEY - 1.9%
EUR 850,000		Turkiye Government International Bond	5.200	08/17/31	1,038,483
1,225,000		Turkiye Government International Bond	6.000	01/14/41	1,104,590
1,375,000		Turkiye Government International Bond	4.875	04/16/43	1,060,079
1,500,000		Turkiye Government International Bond	6.500	09/20/33	1,530,007
2,225,000	(h)	Turkiye Government International Bond	7.625	05/15/34	2,417,417

		TOTAL TURKEY			7,150,576

		UKRAINE - 0.2%
479,899	(b)	Ukraine Government International Bond	1.750	02/01/29	358,724
617,307	(b)	Ukraine Government International Bond	0.000	02/01/35	348,778
131,089	(b)	Ukraine Government International Bond	0.000	02/01/36	73,737

		TOTAL UKRAINE			781,239

28	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UZBEKISTAN - 0.6%
$1,075,000	(b)	Republic of Uzbekistan International Bond	5.375%	02/20/29	$1,079,161
1,150,000	(b)	Republic of Uzbekistan International Bond	3.900	10/19/31	1,063,093

		TOTAL UZBEKISTAN			2,142,254

		ZAMBIA - 0.3%
1,219,679	(b),(h)	Zambia Government International Bond	5.750	06/30/33	1,200,976

		TOTAL ZAMBIA			1,200,976

		TOTAL SOVEREIGN DEBT (Cost $66,246,453)			70,592,420

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS — 23.9% (16.8% of Total Investments)
		JAMAICA - 0.5%
2,000,000	(a)	Digicel International Finance Limited, Term Loan B, (TSFR3M + 5.250%)	9.023	08/09/32	2,001,430

		TOTAL JAMAICA			2,001,430

		NETHERLANDS - 0.7%
2,040,390	(a)	Nouryon Finance B.V., Term Loan B1, (TSFR6M + 3.250%)	7.036	04/03/28	2,044,644
849,039	(a)	Pegasus BidCo BV, Repriced Term Loan B, (TSFR3M + 2.750%)	6.602	07/12/29	853,284

		TOTAL NETHERLANDS			2,897,928

		UNITED KINGDOM - 0.1%
343,031	(a)	GVC Holdings (Gibraltar) Limited, Term Loan B6 (2029), (TSFR3M + 2.250%)	5.922	10/31/29	341,452

		TOTAL UNITED KINGDOM			341,452

		UNITED STATES - 22.6%
493,762	(a)	AAL Delaware Holdco, Inc., Term Loan, (TSFR1M + 2.750%)	6.466	07/30/31	496,942
2,992,500	(a)	Alera Group, Inc., Term Loan, (TSFR1M + 3.250%)	6.966	05/28/32	3,010,290
2,992,500	(a)	Allied Universal Holdco LLC, Term Loan B, (TSFR1M + 3.250%)	6.966	08/20/32	3,011,667
2,992,500	(a),(k)	AMC Entertainment Holdings, Inc., Term Loan, (TBD)	TBD	TBD	3,003,004
485,062	(a)	American Airlines, Inc., Term Loan, (TSFR3M + 2.250%)	6.134	04/20/28	486,821
3,000,000	(a)	Asurion LLC, 2nd Lien Term Loan B3, (TSFR1M + 5.250%)	9.081	02/03/28	2,994,855
945,480	(a)	Berlin Packaging LLC, Term Loan B7, (TSFR1M + TSFR3M + 3.250%)	7.101	06/09/31	948,732
1,351,376	(a)	Boost Newco Borrower, LLC, Term Loan B, (TSFR3M + 2.000%)	5.672	01/31/31	1,355,180
2,183,500	(a)	Boxer Parent Company Inc., Term Loan B, (TSFR3M + 3.000%)	6.822	07/30/31	2,180,389
4,199,185	(a)	Broadstreet Partners, Inc., Term Loan B4, (TSFR1M + 2.750%)	6.466	06/16/31	4,217,892
583,631	(a)	Brown Group Holding, LLC, Incremental Term Loan B2, (TSFR1M + TSFR3M + 2.688%)	6.524	07/01/31	587,217
1,995,000	(a)	Clarios Global LP, Term Loan B, (TSFR1M + 2.750%)	6.466	01/28/32	2,007,778
1,465,752	(a)	CommScope, Inc., Term Loan, (TSFR1M + 4.750%)	8.466	12/17/29	1,470,413
2,000,000	(a),(k)	Connect Holding II LLC, Delayed Draw Term Loan, (TBD)	TBD	TBD	1,748,130
2,475,047	(a)	Fortress Intermediate 3, Inc, Term Loan B, (TSFR1M + 3.000%)	6.784	06/27/31	2,480,480
1,188,000	(a)	GBT US III LLC, Term Loan B, (TSFR3M + 2.500%)	6.358	07/28/31	1,193,530
282,853	(a)	Javelin Buyer, Inc., 2nd Lien Term Loan, (TSFR3M + 5.000%)	8.822	12/06/32	281,528
2,754,222	(a)	Javelin Buyer, Inc., Term Loan, (TSFR3M + 2.750%)	6.590	12/08/31	2,766,561
1,395,544	(a)	Jazz Financing Lux S.a.r.l., First Lien Term Loan B, (TSFR1M + 2.250%)	5.966	05/05/28	1,403,199
1,876,250	(a)	Johnstone Supply LLC, Term Loan B, (TSFR1M + 2.500%)	6.230	06/09/31	1,889,018
2,969,572	(a)	Lumen Technologies, Inc., Extended Term Loan B2, (TSFR1M + 2.350%)	6.181	04/15/30	2,957,263
3,154,661	(a)	Organon & Co, Term Loan, (TSFR1M + 2.250%)	5.966	05/19/31	3,047,403
1,888,742	(a)	Parexel International Corporation, Repriced Term Loan B, (TSFR1M + 2.750%)	6.466	12/12/31	1,897,402
3,000,000	(a)	PetSmart, Inc., Term Loan B, (TSFR1M + 4.000%)	7.734	08/18/32	2,991,570
1,224,089	(a)	Planet US Buyer LLC, Term Loan B, (TSFR3M + 3.000%)	6.822	02/10/31	1,233,594
2,487,342	(a)	Proampac PG Borrower LLC, Term Loan, (TSFR3M + 4.000%)	7.891	09/15/28	2,495,612
974,598	(a)	Project Alpha Intermediate Holding, Inc., First Lien Term Loan B, (TSFR3M + 3.250%)	6.922	10/28/30	974,179
218,329	(a)	Rackspace Finance, LLC, First Lien First Out Term Loan, (TSFR1M + 6.250%)	10.115	05/15/28	222,735
998,895	(a)	Sound Inpatient Physicians, Tranche B Term Loan (Second Out), (cash 7.433%, PIK 1.500%), (TSFR3M + 3.500%)	7.433	06/28/28	978,502

See Notes to Financial Statements	29

Portfolio of Investments December 31, 2025
(continued)
JGH

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		UNITED STATES (continued)
$3,672,900	(a)	Talen Energy Supply, LLC, Incremental Term Loan B, (TSFR3M + 2.500%)	6.353%	12/15/31	$3,694,699
609,375	(a)	Talen Energy Supply, LLC, Term Loan B, (TSFR3M + 2.500%)	6.353	05/17/30	612,614
997,494	(a)	Team Health Holdings, Inc., Term Loan B, (TSFR3M + 4.500%)	8.340	06/30/28	1,002,092
307,230	(a)	Tiger Acquisition, LLC, Term Loan B, (TSFR1M + 2.500%)	6.230	08/23/32	308,574
884,284	(a)	TransDigm, Inc., Term Loan J, (TSFR1M + 2.500%)	6.216	02/28/31	888,603
1,380,507	(a)	Triton Water Holdings, Inc, Term Loan B, (TSFR3M + 2.250%)	5.922	03/31/28	1,386,036
790,020	(a)	UKG Inc., Term Loan B, (TSFR3M + 2.500%)	6.338	02/10/31	791,762
3,000,000	(a),(k)	United States, Term Loan, (TBD)	TBD	TBD	2,994,660
611,031	(a)	USI, Inc., Term Loan C, (TSFR3M + 2.250%)	5.922	09/27/30	612,855
2,373,075	(a)	Varsity Brands, Inc., First Lien Term Loan, (TSFR3M + 3.000%)	6.672	08/26/31	2,384,573
1,964,194	(a)	VC GB Holdings I Corp., First Lien Term Loan, (TSFR3M + 3.500%)	7.434	05/16/28	1,975,361
1,994,792	(a)	Vision Solutions, Inc., Incremental Term Loan, (TSFR3M + 4.000%)	8.102	04/24/28	1,861,639
997,475	(a),(k)	WideOpenWest Finance LLC, Super Senior 2nd Out Term Loan, (TBD)	TBD	TBD	910,196
1,278,583	(a)	WIN Waste Innovations Holdings, Inc., First Lien Term Loan, (TSFR1M + 3.250%)	7.081	03/27/28	1,286,306
2,957,465	(a)	Windsor Holdings III, LLC, Term Loan B, (TSFR1M + 2.750%)	6.466	08/01/30	2,968,097
1,246,787	(a)	X Corp., Term Loan, (TSFR3M + 6.500%)	10.448	10/29/29	1,227,642
2,307,000	(a)	X Corp., Term Loan, (TSFR3M + 6.500%)	9.500	10/29/29	2,303,286
3,047,558	(a),(k)	Zayo Group Holdings, Inc., Term Loan, (TBD)	TBD	TBD	2,900,727
2,970,000	(a)	Zelis Payments Buyer, Inc., 5th Amendment Term Loan, (TSFR1M + 3.250%)	6.966	11/26/31	2,951,437

		TOTAL UNITED STATES			87,393,045

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $92,170,874)			92,633,855

		TOTAL LONG-TERM INVESTMENTS (Cost $526,415,089)			535,230,370

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 3.9% (2.8% of Total Investments)
		REPURCHASE AGREEMENTS - 3.9% (2.8% of Total Investments)
15,300,000	(l)	Fixed Income Clearing Corporation	3.780	01/02/26	15,300,000

		TOTAL REPURCHASE AGREEMENTS (Cost $15,300,000)			15,300,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $15,300,000)			15,300,000

		TOTAL INVESTMENTS (Cost $541,715,089) - 142.0%			550,530,370

		BORROWINGS - (32.3)% (m),(n)			(125,000,000)

		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST — (8.5)%(o)			(32,762,256)

		OTHER ASSETS & LIABILITIES, NET - (1.2)%			(5,178,191)

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$387,589,923

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

ETF	Exchange-Traded Fund
EUR	Euro
PIK
Payment-in-kind
(“PIK”) security. Depending on the terms of the security, income may be received in the form of cash, securities, or a combination of both. The PIK rate shown, where applicable, represents the annualized rate of the last PIK payment made by the issuer as of the end of the reporting period.

Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

SOFR30A	30 Day Average Secured Overnight Financing Rate
TBD
Senior loan purchased on a when-issued or delayed-delivery basis. Certain details associated with this purchase are not known prior to the settlement date of the transaction. In addition, senior loans typically trade without accrued interest and therefore a coupon rate is not available prior to settlement. At settlement, if still unknown, the borrower or counterparty will provide the Fund with the final coupon rate and maturity date.

TSFR1M	CME Term Secured Overnight Financing Rate 1 Month

30	See Notes to Financial Statements

TSFR3M	CME Term Secured Overnight Financing Rate 3 Month
TSFR6M	CME Term Secured Overnight Financing Rate 6 Month

(a)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(b)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $328,327,201 or 59.6% of Total Investments.

(c)	For fair value measurement disclosure purposes, investment classified as Level 3.
(d)	Non-income producing; issuer has not declared an ex-dividend date within the past twelve months.
(e)	Contains $1,000 Par Preferred and/or Contingent Capital Securities.
(f)	$1,000 Par Institutional Preferred security. As of the end of the period, the percent of $1,000 Par Institutional Preferred securities was 10.7% of Total Investments.
(g)	Perpetual security. Maturity date is not applicable.
(h)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the fiscal period, investments with a value of $46,816,459 have been pledged as collateral for reverse repurchase agreements.

(i)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.
(j)	Affiliated holding
(k)	When-issued or delayed delivery security.
(l)
Agreement with Fixed Income Clearing Corporation, 3.780% dated 12/31/25 to be repurchased at $15,303,213 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 3.500% and maturity date 11/30/30, valued at $15,606,060.

(m)	Borrowings as a percentage of Total Investments is 22.7%.
(n)
The Fund may pledge up to 100% of its eligible investment (excluding any investments pledged as collateral to specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(o)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 6.0%.
Principal denominated in U.S. Dollars, unless otherwise noted.
Investments in Derivatives
Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
	$1,509,978	EUR	1,306,625	Morgan Stanley Capital Services LLC	1/08/26	$(25,786)
	$6,933,829	EUR	5,900,000	Morgan Stanley Capital Services LLC	1/08/26	(837)
	$998,845	EUR	849,898	Toronto Dominion Bank	1/08/26	(97)
Total						$(26,720)
Total unrealized appreciation on forward foreign currency contracts						$–
Total unrealized depreciation on forward foreign currency contracts						$(26,720)

EUR Euro

See Notes to Financial Statements	31

Consolidated Portfolio of Investments December 31, 2025
NPCT

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 150.2% (97.2% of Total Investments)

		ASSET-BACKED SECURITIES - 1.7% (1.1% of Total Investments)
$1,000,000	(a)	Frontier Issuer LLC, Series 2023 1	8.300%	08/20/53	$1,017,321
1,000,000	(a)	Frontier Issuer LLC, Series 2023 1	11.500	08/20/53	1,029,510
1,967,685	(a)	GoodLeap Sustainable Home Solutions Trust 2021-3, Series 2021 3CS	3.500	05/20/48	815,090
2,281,482	(a)	GoodLeap Sustainable Home Solutions Trust 2021-4, Series 2021 4GS	3.500	07/20/48	815,303
5,481,250	(a),(b)	Mosaic Solar Loan Trust 2019-2, Series 2019 2A	0.000	09/20/40	1,823,064

		TOTAL ASSET-BACKED SECURITIES (Cost $10,068,715)			5,500,288

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		CORPORATE BONDS - 105.5% (68.3% of Total Investments) (c)

		AUTOMOBILES & COMPONENTS - 1.2%
4,000,000		Dana Inc	4.250	09/01/30	3,872,979

		TOTAL AUTOMOBILES & COMPONENTS			3,872,979

		BANKS - 23.8%
10,375,000	(a),(d)	Banco Nacional de Comercio Exterior SNC/Cayman Islands	2.720	08/11/31	10,182,338
2,000,000		Banco Santander SA	5.127	11/06/35	1,999,304
2,600,000	(d)	Canadian Imperial Bank of Commerce	7.000	10/28/85	2,710,388
4,250,000	(d),(e)	Citigroup Inc	4.150	N/A	4,195,043
17,000,000	(a),(d)	Intesa Sanpaolo SpA	4.950	06/01/42	14,462,287
3,250,000	(d),(e)	JPMorgan Chase & Co	3.650	N/A	3,231,686
5,000,000	(f)	Lloyds Banking Group PLC	4.976	08/11/33	5,083,368
10,195,000	(d),(e)	PNC Financial Services Group Inc/The	3.400	N/A	9,994,558
10,000,000	(a),(d),(f)	Standard Chartered PLC	5.300	01/09/43	9,521,972
15,000,000	(a),(d)	UniCredit SpA	5.459	06/30/35	15,289,714

		TOTAL BANKS			76,670,658

		CAPITAL GOODS - 5.4%
9,000,000	(d),(e)	Air Lease Corp	4.650	N/A	8,877,335
5,800,000	(f)	GATX Corp	3.100	06/01/51	3,667,496
5,000,000	(a)	Sociedad de Transmision Austral SA	4.000	01/27/32	4,786,008

		TOTAL CAPITAL GOODS			17,330,839

		CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL - 2.3%
10,000,000		Nordstrom Inc	5.000	01/15/44	7,480,742

		TOTAL CONSUMER DISCRETIONARY DISTRIBUTION & RETAIL			7,480,742

		CONSUMER DURABLES & APPAREL - 1.8%
EUR 5,000,000	(g)	Arcelik AS, Reg S	3.000	05/27/26	5,877,998

		TOTAL CONSUMER DURABLES & APPAREL			5,877,998

		ENERGY - 4.4%
15,000,000	(a),(f)	Santos Finance Ltd	3.649	04/29/31	14,055,234

		TOTAL ENERGY			14,055,234

		EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS) - 0.5%
2,000,000		Host Hotels & Resorts LP	2.900	12/15/31	1,811,457

		TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)			1,811,457

		FINANCIAL SERVICES - 10.6%
7,200,000	(d),(e)	American Express Co	3.550	N/A	7,100,891
2,400,000		Community Preservation Corp/The	2.867	02/01/30	2,242,551
975,000	(d)	HA Sustainable Infrastructure Capital Inc	8.000	06/01/56	1,018,934
2,000,000	(a)	HAT Holdings I LLC / HAT Holdings II LLC	3.750	09/15/30	1,851,094
4,482,000	(a),(f)	HAT Holdings I LLC / HAT Holdings II LLC	3.375	06/15/26	4,453,489
EUR 5,400,000	(g)	Power Finance Corp Ltd	1.841	09/21/28	6,087,796
4,292,000	(a)	Starwood Property Trust Inc	3.625	07/15/26	4,270,978
5,710,000	(a)	Starwood Property Trust Inc	4.375	01/15/27	5,674,524
1,445,000	(a)	Starwood Property Trust Inc	6.000	04/15/30	1,483,151

		TOTAL FINANCIAL SERVICES			34,183,408

		INSURANCE - 1.5%
4,800,000	(a),(d),(f)	Swiss Re Finance Luxembourg SA	5.000	04/02/49	4,832,149

		TOTAL INSURANCE			4,832,149

32	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MATERIALS - 4.7%
$ 345,000	(a)	Alcoa Nederland Holding BV	7.125%	03/15/31	$366,564
550,000	(a)	LD Celulose International GmbH	7.950	01/26/32	572,996
5,000,000	(a)	LG Chem Ltd	2.375	07/07/31	4,451,278
5,000,000		LYB International Finance III LLC	3.800	10/01/60	3,115,279
6,375,000	(a)	Star Energy Geothermal Wayang Windu Ltd	6.750	04/24/33	6,570,566

		TOTAL MATERIALS			15,076,683

		TECHNOLOGY HARDWARE & EQUIPMENT - 0.8%
2,500,000		SK Battery America Inc, Reg S	2.125	01/26/26	2,494,492

		TOTAL TECHNOLOGY HARDWARE & EQUIPMENT			2,494,492

		TELECOMMUNICATION SERVICES - 4.3%
2,760,000	(a)	Turkcell Iletisim Hizmetleri AS	7.650	01/24/32	2,934,625
5,000,000		Verizon Communications Inc	2.987	10/30/56	2,974,681
10,000,000	(d)	Vodafone Group PLC	5.125	06/04/81	7,848,255

		TOTAL TELECOMMUNICATION SERVICES			13,757,561

		TRANSPORTATION - 1.5%
7,000,000		Norfolk Southern Corp	4.100	05/15/21	4,842,178

		TOTAL TRANSPORTATION			4,842,178

		UTILITIES - 42.7%
1,750,000		AES Corp/The	2.450	01/15/31	1,586,617
1,700,000	(d)	AES Corp/The	7.600	01/15/55	1,731,294
5,000,000	(d)	Algonquin Power & Utilities Corp	4.750	01/18/82	4,930,838
15,000,000	(a),(f)	Brooklyn Union Gas Co/The	4.273	03/15/48	11,959,974
1,125,000	(a)	California Buyer Ltd / Atlantica Sustainable Infrastructure PLC	6.375	02/15/32	1,126,855
5,100,000	(a)	Clearway Energy Operating LLC	3.750	01/15/32	4,635,525
2,500,000	(d)	CMS Energy Corp	4.750	06/01/50	2,459,066
2,500,000	(d)	CMS Energy Corp	3.750	12/01/50	2,305,244
7,050,000	(a)	Colbun SA	3.150	01/19/32	6,444,956
2,244,000		Consolidated Edison Co of New York Inc	4.300	12/01/56	1,770,877
EUR 5,000,000	(d),(g),(h)	EDP - Energias de Portugal SA	1.875	03/14/82	5,486,610
EUR 8,000,000	(d),(e),(g)	Engie SA, Reg S	1.875	N/A	8,543,774
5,313,000	(a)	India Cleantech Energy2021 1	4.700	08/10/26	5,261,267
6,650,000	(a),(f)	Interchile SA	4.500	06/30/56	5,709,557
2,000,000	(a)	Leeward Renewable Energy Operations LLC	4.250	07/01/29	1,903,615
7,330,000	(a),(f)	Liberty Utilities Finance GP 1	2.050	09/15/30	6,646,507
2,325,000	(a)	New York State Electric & Gas Corp	5.050	08/15/35	2,343,253
7,000,000	(a)	Pattern Energy Operations LP / Pattern Energy Operations Inc	4.500	08/15/28	6,903,986
867,887		PG&E Recovery Funding LLC	4.838	06/01/33	882,323
4,600,000	(d)	Sempra	4.125	04/01/52	4,506,514
4,168,989	(a)	Solar Star Funding LLC	5.375	06/30/35	4,248,459
13,000,000	(f)	Southern California Edison Co	3.650	06/01/51	8,869,998
4,000,000		Southern Co Gas Capital Corp	3.150	09/30/51	2,593,380
5,000,000	(d)	Southern Co/The	3.750	09/15/51	4,929,203
5,000,000	(a)	Star Energy Geothermal Darajat II / Star Energy Geothermal Salak	4.850	10/14/38	4,844,250
8,075,000	(i)	Sunnova Energy Corp	0.000	09/01/26	20,187
9,161,000	(a),(f)	Sweihan PV Power Co PJSC2022 1	3.625	01/31/49	7,874,887
3,589,406	(a)	Topaz Solar Farms LLC	5.750	09/30/39	3,610,763
7,930,771	(a)	Topaz Solar Farms LLC	4.875	09/30/39	7,068,300
2,334,667	(a)	UEP Penonome II SA2020 1	6.500	10/01/38	2,079,021
1,500,000	(a),(d),(e)	Vistra Corp	7.000	N/A	1,526,196
2,033,000	(a)	XPLR Infrastructure Operating Partners LP	7.250	01/15/29	2,083,034
570,000	(a)	XPLR Infrastructure Operating Partners LP	7.750	04/15/34	579,287

		TOTAL UTILITIES			137,465,617

		TOTAL CORPORATE BONDS (Cost $389,815,711)			339,751,995

See Notes to Financial Statements	33

Consolidated Portfolio of Investments December 31, 2025
(continued)
NPCT

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES - 22.5% (14.6% of Total Investments)
$ 5,000,000	(a),(h)	Alen 2021-ACEN Mortgage Trust, Series 2021 ACEN, (TSFR1M + 4.114%)	7.865%	04/15/34	$3,727,910
5,000,000	(a),(h)	BAMLL Commercial Mortgage Securities Trust 2021-JACX, Series 2021 JACX, (TSFR1M + 3.864%)	7.615	09/15/38	4,550,602
1,250,000	(a),(h)	BBCMS Mortgage Trust 2020-C6, Series 2020 C6	3.688	02/15/53	1,010,907
4,000,000	(a),(h)	BBCMS Mortgage Trust 2020-C6, Series 2020 C6	3.688	02/15/53	2,977,073
3,840,000	(a),(h)	Benchmark 2019-B10 Mortgage Trust, Series 2019 B10	3.899	03/15/62	3,059,381
2,500,000	(a),(h)	BSST 2022-1700 Mortgage Trust, Series 2022 1700, (TSFR1M + 1.300%)	5.051	02/15/37	2,179,501
7,887,000	(a),(h)	COMM 2020-CX Mortgage Trust, Series 2020 CX	2.683	11/10/46	5,997,546
62,436,775	(a),(h)	Freddie Mac Multifamily ML Certificates, Series 2021 ML11, (I/O)	0.666	03/25/38	2,953,259
23,906,902	(h)	Freddie Mac Multifamily ML Certificates, Series 2023 ML18	1.508	09/25/37	2,504,965
27,448,349	(h)	Freddie Mac Multifamily ML Certificates, Series 2021 ML10, (I/O)	2.060	01/25/38	3,794,185
44,466,948	(h)	Freddie Mac Multifamily ML Certificates, Series 2021 ML12, (I/O)	1.227	07/25/41	3,908,200
2,500,000	(a),(h)	Hudson Yards 2019-55HY Mortgage Trust, Series 2019 55HY	2.943	12/10/41	2,158,128
5,000,000	(a),(h)	J.P. Morgan Chase Commercial Mortgage Securities Trust 2018-AON, Series 2018 AON	4.613	07/05/31	551,250
10,000,000	(a),(h)	MFT Trust 2020-ABC, Series 2020 ABC	3.477	02/10/42	6,548,432
5,661,000	(a),(h)	Natixis Commercial Mortgage Securities Trust 2019-MILE, Series 2019 MILE, (TSFR1M + 2.829%)	6.580	07/15/36	4,626,868
700,000	(a),(h)	Natixis Commercial Mortgage Securities Trust 2019-MILE, Series 2019 MILE, (TSFR1M + 3.579%)	7.330	07/15/36	538,876
4,420,000	(a),(h)	NYC Commercial Mortgage Trust 2021-909, Series 2021 909	3.206	04/10/43	3,445,339
80,369,000	(a),(h)	SLG Office Trust 2021-OVA, Series 2021 OVA, (I/O)	0.258	07/15/41	912,654
2,850,000	(a)	SLG Office Trust 2021-OVA, Series 2021 OVA	2.851	07/15/41	2,466,252
7,000,000	(a)	SLG Office Trust 2021-OVA, Series 2021 OVA	2.851	07/15/41	5,755,585
3,500,000	(a),(h)	SUMIT 2022-BVUE Mortgage Trust, Series 2022 BVUE	2.892	02/12/41	2,587,364
6,000,000	(a),(h)	VNDO Trust 2016-350P, Series 2016 350P	3.903	01/10/35	5,839,237
500,000	(a),(h)	Wells Fargo Commercial Mortgage Trust 2017-SMP, Series 2017 SMP, (TSFR1M + 0.921%)	6.258	12/15/34	467,727

		TOTAL MORTGAGE-BACKED SECURITIES (Cost $95,024,178)			72,561,241

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MUNICIPAL BONDS - 3.5% (2.2% of Total Investments)

		ARIZONA - 0.2%
705,000		Arizona Industrial Development Authority, Arizona, Education Revenue Bonds, KIPPC NYC Public Charter Schools - Gerard Facility Project, Series 2021C	3.250	07/01/31	643,876

		TOTAL ARIZONA			643,876

		DISTRICT OF COLUMBIA - 0.1%
254,000		District of Columbia Water and Sewer Authority, Public Utility Revenue Bonds, Taxable Senior Lien Green Series 2014A	4.814	10/01/14	218,601

		TOTAL DISTRICT OF COLUMBIA			218,601

		INDIANA - 0.0%
234,358	(i)	Fort Wayne, Indiana Economic Development, Solid Waste Facility Revenue Bonds, Do Good Foods LLC Fort Wayne, Taxable Series 2022A-2	10.750	12/01/29	23

		TOTAL INDIANA			23

		MICHIGAN - 1.5%
1,000,000		Detroit, Wayne County, Michigan, General Obligation Bonds, Series 2021	2.960	04/01/27	986,345
2,245,000		Detroit, Wayne County, Michigan, General Obligation Bonds, Series 2021	3.244	04/01/29	2,171,337
425,000		Detroit, Wayne County, Michigan, General Obligation Bonds, Series 2021	3.344	04/01/30	406,288
1,575,000		Detroit, Wayne County, Michigan, General Obligation Bonds, Taxable Series 2021B	3.644	04/01/34	1,446,510

		TOTAL MICHIGAN			5,010,480

34	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		NEW HAMPSHIRE - 0.7%
$ 61,303,187		New Hampshire Business Finance Authority	0.596%	08/20/39	$2,382,242

		TOTAL NEW HAMPSHIRE			2,382,242

		NEW YORK - 0.8%
2,500,000		New York Transportation Development Corporation, Revenue Bonds, MTA ADA Upgrades Project, Long Term Taxable Sustainability Green Series 2023B	6.971	06/30/51	2,448,218

		TOTAL NEW YORK			2,448,218

		WISCONSIN - 0.2%
500,000	(a)	Public Finance Authority, Wisconsin, Educational Facilities Revenue Bonds, Series 2025-B	6.250	06/01/31	507,177

		TOTAL WISCONSIN			507,177

		TOTAL MUNICIPAL BONDS (Cost $12,605,505)			11,210,617

SHARES		DESCRIPTION	RATE		VALUE

		PREFERRED STOCK - 6.1% (3.9% of Total Investments)

		CAPITAL GOODS - 1.6%
269,000		Triton International Ltd	5.750		5,205,150

		TOTAL CAPITAL GOODS			5,205,150

		FINANCIAL SERVICES - 1.4%
300,000		Affiliated Managers Group Inc	4.200		4,611,000

		TOTAL FINANCIAL SERVICES			4,611,000

		REAL ESTATE MANAGEMENT & DEVELOPMENT - 0.3%
77,904		Brookfield Property Partners LP	5.750		1,036,123

		TOTAL REAL ESTATE MANAGEMENT & DEVELOPMENT			1,036,123

		UTILITIES - 2.8%
100,426		Brookfield Infrastructure Partners LP	5.125		1,682,136
200,000		Brookfield Renewable Partners LP	5.250		3,650,000
200,000		CMS Energy Corp	4.200		3,490,000

		TOTAL UTILITIES			8,822,136

		TOTAL PREFERRED STOCK (Cost $28,938,056)			19,674,409

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SOVEREIGN DEBT - 7.9% (5.1% of Total Investments)

		BENIN - 3.4%
EUR 10,000,000	(a)	Benin Government International Bond	4.950	01/22/35	10,890,200

		TOTAL BENIN			10,890,200

		BRAZIL - 0.9%
3,000,000		Brazilian Government International Bond	5.500	02/04/33	2,957,100

		TOTAL BRAZIL			2,957,100

		CHILE -1.2%
5,000,000		Chile Government International Bond	3.100	05/07/41	3,847,250

		TOTAL CHILE			3,847,250

		MEXICO - 2.4%
EUR 5,000,000		Mexico Government International Bond	2.250	08/12/36	4,683,234
3,150,000		Mexico Government International Bond	4.875	05/19/33	3,024,000

		TOTAL MEXICO			7,707,234

		TOTAL SOVEREIGN DEBT (Cost $28,517,673)			25,401,784

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 1.8% (1.2% of Total Investments)
299,000		United States Treasury Note/Bond	4.750	08/15/55	293,954
5,294,000		United States Treasury Note/Bond	4.000	11/15/35	5,217,899
80,000		United States Treasury Note/Bond	3.500	12/15/28	79,906

See Notes to Financial Statements	35

Consolidated Portfolio of Investments December 31, 2025
(continued)
NPCT

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

$182,000		United States Treasury Note/Bond	3.625%	12/31/30	$181,133

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $5,809,740)			5,772,892

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		VARIABLE RATE SENIOR LOAN INTERESTS - 1.2% (0.8% of Total Investments)
		UTILITIES - 1.2%
980,083	(h)	Constellation Renewables, LLC, Term Loan, (TSFR3M + 2.000%)	5.822	12/15/27	985,189
2,800,000	(h)	Vistra Zero Operating Company, LLC, Term Loan B, (TSFR1M + 2.000%)	5.716	04/30/31	2,777,250

		TOTAL UTILITIES			3,762,439

		TOTAL VARIABLE RATE SENIOR LOAN INTERESTS (Cost $3,711,566)			3,762,439

		TOTAL LONG-TERM INVESTMENTS (Cost $574,491,144)			483,635,665

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 4.3%(2.8% of Total Investments)
		REPURCHASE AGREEMENTS - 4.3% (2.8% of Total Investments)
13,825,000	(j)	Fixed Income Clearing Corporation	3.780	01/02/26	13,825,000

		TOTAL REPURCHASE AGREEMENTS (Cost $13,825,000)			13,825,000

		TOTAL SHORT-TERM INVESTMENTS (Cost $13,825,000)			13,825,000

		TOTAL INVESTMENTS - 154.5% (Cost $588,316,144)			497,460,665

		BORROWINGS - (19.4)% (k),(l)			(62,500,000)

		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (15.2)%(m)			(49,039,649)

		TFP SHARES, NET - (21.7)%(n)			(69,751,059)

		OTHER ASSETS & LIABILITIES, NET - 1.8%			5,795,896

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$321,965,853

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

EUR	Euro
I/O	Interest only security
Reg S
Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

TSFR1M	CME Term Secured Overnight Financing Rate 1 Month
TSFR3M	CME Term Secured Overnight Financing Rate 3 Month

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $271,860,215 or 54.6% of Total Investments.

(b)	For fair value measurement disclosure purposes, investment classified as Level 3.

(c)	Contains $1,000 Par Preferred and/or Contingent Capital Securities.

(d)	$1,000 Par Institutional Preferred security. As of the end of the period, the percent of $1,000 Par Institutional Preferred securities was 27.3% of Total Investments.

(e)	Perpetual security. Maturity date is not applicable.

(f)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the fiscal period, investments with a value of $65,655,669 have been pledged as collateral for reverse repurchase agreements.

(g)	All or a portion of this security is owned by Nuveen Core Plus Impact Fund Ltd. which is a 100% owned subsidiary of the fund.

(h)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(i)	Defaulted security. A security whose issuer has failed to fully pay principal and/or interest when due, or is under the protection of bankruptcy.

(j)
Agreement with Fixed Income Clearing Corporation, 3.780% dated 12/31/25 to be repurchased at $13,827,903 on 1/2/26, collateralized by Government Agency Securities, with coupon rate 3.500% and maturity date 11/30/30, valued at $14,101,569.

(k)	Borrowings as a percentage of Total Investments is 12.6%.

36	See Notes to Financial Statements

(l)
The Fund may pledge up to 100% of its eligible investment (excluding any investments pledged as collateral to specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings.

(m)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 9.9%.
(n)	TFP Shares, Net as a percentage of Total Investments is 14.0%.
Principal denominated in U.S. Dollars, unless otherwise noted.
Investments in Derivatives
Forward Foreign Currency Contracts

Currency Purchased	Notional Amount (Local Currency)	Currency Sold	Notional Amount (Local Currency)	Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
$	8,045,802	EUR	6,858,671	Citibank N.A.	1/08/26	$(15,655)
Total						$(15,655)
Total unrealized appreciation on forward foreign currency contracts						$–
Total unrealized depreciation on forward foreign currency contracts						$(15,655)

EUR Euro
Cross Currency Swaps - OTC Uncleared

Counterparty	Terms of payments to be paid	Terms of payments to be received	Currency	Maturity Date	Notional Amount (Local Currency)	Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Citibank N.A.	Fixed semi-annual 1.875%	Fixed annual 3.493%	USD EUR	7/02/31	3,543,900 3,000,000	$136,179	$(7,369)	$143,548
Citibank N.A.	Fixed semi-annual 1.875%	Fixed annual 3.472%	USD EUR	7/02/31	5,904,500 5,000,000	218,153	15,660	202,493
Citibank N.A.	Fixed semi-annual 2.250%	Fixed annual 3.775%	USD EUR	8/12/36	5,909,000 5,000,000	302,487	12,382	290,105
JPMorgan Chase Bank, N.A.	Fixed semi-annual 1.875%	Fixed annual 3.431%	USD EUR	6/14/29	5,905,000 5,000,000	129,163	(2,475)	131,638
Morgan Stanley Capital Services LLC	Fixed semi-annual 3.000%	Fixed annual 4.330%	USD EUR	5/27/26	6,088,500 5,000,000	124,537	4,251	120,286
Morgan Stanley Capital Services LLC	Fixed semi-annual 1.841%	Fixed annual 3.337%	USD EUR	9/21/28	6,376,320 5,400,000	101,830	(3)	101,833
Total						$1,012,349	$22,446	$989,903

See Notes to Financial Statements	37

Portfolio of Investments December 31, 2025
JLS

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		LONG-TERM INVESTMENTS - 125.5% (97.4% of Total Investments)
		ASSET-BACKED SECURITIES - 41.7% (32.4% of Total Investments)
$893,692	(a)	AASET 2020-1 Trust, Series 2020 1A	6.413%	01/16/40	$875,818
1,500,000	(a),(b)	ACRE Commercial Mortgage 2021-FL4 Ltd, Series 2021 FL4, (TSFR1M + 3.214%)	6.949	12/18/37	1,436,516
500,000	(a),(b)	AIMCO CLO 17 Ltd, Series 2022 17A, (TSFR3M + 2.900%)	6.757	07/20/37	501,816
500,000	(a),(b),(c)	Allegro CLO XIII Ltd, Series 2021 1A, (TSFR3M + 6.300%)	10.184	07/20/38	503,771
750,000	(a),(b),(c)	Apidos CLO XLII Ltd, Series 2022 42A, (TSFR3M + 3.650%)	7.919	04/20/38	751,453
375,000	(a),(b),(c)	Ares LXIII CLO Ltd, Series 2022 63A, (TSFR3M + 6.000%)	10.283	10/15/38	376,134
375,000	(a),(b)	Armor RE II Ltd, (3-Month U.S. Treasury Bill + 8.500%)	8.500	01/07/28	396,000
550,000	(a),(c)	Avis Budget Rental Car Funding AESOP LLC, Series 2021 2A	4.080	02/20/28	542,006
750,000	(a),(b)	Bonanza RE Ltd, (3-Month U.S. Treasury Bill + 8.030%)	12.787	01/08/26	750,000
250,000	(a),(b)	Bonanza RE Ltd, (3-Month U.S. Treasury Bill + 0.000%)	3.607	01/08/27	209,750
500,000	(a)	Cajun Global LLC, Series 2025 2A	8.720	11/20/55	495,926
2,000,000	(a),(c)	Cars Net Lease Mortgage Notes Series 2020-1, Series 2020 1A	4.690	12/15/50	1,896,336
775,000	(a)	CARS-DB4 LP, Series 2020 1A	4.520	02/15/50	759,040
750,000	(a),(b)	Cayuga Park CLO Ltd, Series 2020 1A, (TSFR3M + 5.500%)	9.420	10/17/38	753,714
1,000,000	(a)	Centersquare Issuer LLC, Series 2024 1A	5.600	10/26/54	979,864
1,580	(a),(d)	Chase Auto Owner Trust 2025-2, Series 2025 2A	0.000	02/25/33	250,525
385,000	(a),(b)	CIFC Funding 2020-II Ltd, Series 2020 2A, (TSFR3M + 6.762%)	10.646	10/20/34	386,515
700,000	(a),(b)	CIFC Funding 2022-II Ltd, Series 2022 2A, (TSFR3M + 4.750%)	8.634	04/19/35	695,869
500,000	(a),(b)	CIFC Funding Ltd, Series 2025 7A, (TSFR3M + 4.750%)	8.519	01/22/39	501,505
1,000,000	(a)	Consolidated Communications LLC/Fidium Fiber Finance Holdco LLC, Series 2025 1A	9.408	05/20/55	1,044,916
552,530	(a)	Elara Hgv Timeshare Issuer 2025-A LLC, Series 2025 A	6.910	01/25/40	551,810
1,000,000	(a),(b),(c)	Elmwood CLO 26 Ltd, Series 2024 1A, (TSFR3M + 6.450%)	10.334	04/18/37	1,011,682
500,000	(a)	ExteNet Issuer LLC, Series 2024 1A	9.050	07/25/54	517,487
1,000,000	(a)	Flexential Issuer LLC, Series 2025 1A	6.030	10/25/60	994,828
1,500,000	(a),(e)	Frontier Issuer LLC, Series 2023 1	8.300	08/20/53	1,525,982
1,500,000	(a)	Frontier Issuer LLC, Series 2023 1	11.500	08/20/53	1,544,266
500,000	(a),(b)	Goldentree Loan Management US Clo 11 Ltd, Series 2021 11A, (TSFR3M + 7.762%)	12.379	10/20/34	477,866
1,000,000	(a),(b)	GRACIE POINT INTERNATIONAL FUNDING 2023-2, Series 2023 2A, (SOFR90A + 5.400%)	9.597	03/01/27	1,002,652
173,000	(a),(b)	Gracie Point International Funding 2024-1 LLC, Series 2024 1A, (SOFR90A + 7.150%)	11.340	03/01/28	173,304
325,000	(a),(b)	Gracie Point International Funding 2025-1 LLC, Series 2025 1A, (SOFR30A + 2.000%)	6.025	08/15/28	325,014
127,000	(a),(b)	Gracie Point International Funding 2025-1 LLC, Series 2025 1A, (SOFR30A + 2.750%)	6.775	08/15/28	127,202
100,000	(a),(b)	Gracie Point International Funding 2025-1 LLC, Series 2025 1A, (SOFR30A + 4.500%)	8.525	08/15/28	99,979
475,000	(a)	Hardee’s Funding LLC, Series 2020 1A	3.981	12/20/50	459,644
500,000	(a)	Hertz Vehicle Financing III LLC, Series 2025 6A	8.300	05/25/32	501,256
7,143	(a),(b)	Hestia Re Ltd, (SOFR + 0.100%)	3.730	04/22/29	3,571
485,487	(a)	Hin Timeshare Trust, Series 2025 B	7.580	05/15/45	486,576
750,000	(a)	Hotwire Funding LLC, Series 2024 1A	9.188	06/20/54	778,304
1,000,000	(a)	Lmdv Issuer Co LLC, Series 2025 1A	7.880	12/15/55	999,900
500,000	(a)	Lmrk Issuer Co 2 LLC, Series 2025 1A	6.200	09/15/55	504,698
400,000	(a)	Lmrk Issuer Co 2 LLC, Series 2025 1A	8.120	09/15/55	402,462
205,857	(a)	LUNAR AIRCRAFT 2020-1 LTD, Series 2020 1A	3.376	02/15/45	202,502
1,125,000	(a),(b)	Magnetite XXIII Ltd, Series 2019 23A, (TSFR3M + 6.562%)	7.484	01/25/35	1,130,857
1,000,000		MetroNet Infrastructure Issuer LLC, Series 2025 1	9.370	07/20/55	1,059,651
500,000	(a)	MetroNet Infrastructure Issuer LLC, Series 2025 2A	7.830	08/20/55	513,848
1,000,000	(a),(c)	Mexico Remittances Funding Fiduciary Estate Management Sarl	12.500	10/15/31	1,030,000
1,525,000	(a),(d)	Mosaic Solar Loan Trust 2019-2, Series 2019 2A	0.000	09/20/40	507,215
450,704	(a)	Mosaic Solar Loan Trust 2020-2, Series 2020 2A	5.420	08/20/46	396,418
95,764	(a)	MVW 2020-1 LLC, Series 2020 1A	7.140	10/20/37	95,963
500,000	(a),(b)	Neuberger Berman Loan Advisers CLO 34 Ltd, Series 2019 34A, (TSFR3M + 5.000%)	8.884	07/20/39	502,890

38	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		ASSET-BACKED SECURITIES (continued)
$500,000	(a),(b)	Neuberger Berman Loan Advisers CLO 40 Ltd, Series 2021 40A, (TSFR3M + 5.150%)	9.250%	10/16/37	$502,675
500,000	(a),(b),(c)	Neuberger Berman Loan Advisers CLO 40 Ltd, Series 2021 40A, (TSFR3M + 2.800%)	6.900	10/16/37	502,291
1,000,000	(a),(b),(c)	Neuberger Berman Loan Advisers CLO 48 Ltd, Series 2022 48A, (TSFR3M + 2.700%)	7.018	04/25/36	1,003,507
196,321	(a)	Oportun Issuance Trust 2021-B, Series 2021 B	5.410	05/08/31	195,013
119,091	(a)	Oportun Issuance Trust 2021-C, Series 2021 C	5.570	10/08/31	117,957
1,950,275	(a)	Oportun Issuance Trust 2024-1, Series 2024 1A	12.072	04/08/31	1,996,647
1,000,000	(a)	Oportun Issuance Trust 2025-B, Series 2025 B	9.400	05/09/33	1,007,881
500,000	(a),(b),(c)	Palmer Square CLO 2021-4 Ltd, Series 2021 4A, (TSFR3M + 5.750%)	9.655	07/15/38	502,453
500,000	(a),(b)	Rad CLO 6 Ltd, Series 2019 6A, (TSFR3M + 6.750%)	10.634	10/20/37	493,012
350,000	(a),(b)	REESE PARK CLO LTD, Series 2020 1A, (TSFR3M + 6.000%)	9.905	01/15/38	345,270
500,000	(a),(b)	Residential Reinsurance 2022 Ltd, (CJTXX + 7.590%)	11.250	12/06/26	517,450
250,000	(a),(b)	Residential Reinsurance 2025 Ltd, (3-Month U.S. Treasury Bill + 5.750%)	4.783	06/06/29	257,350
375,329	(a)	Start II LTD, Series 2019 1	5.095	03/15/44	374,629
430,875	(a),(b)	Sunnova Helios XII Issuer LLC, Series 2023 B	6.000	08/22/50	316,322
1,000,000	(a),(b)	TruPS Financials Note Securitization 2025-2, Series 2025 2A, (TSFR3M + 1.900%)	5.872	07/15/39	1,004,990
1,000,000	(a),(b)	TruPS Financials Note Securitization 2025-2, Series 2025 2A, (TSFR3M + 2.250%)	6.222	07/15/39	1,011,493
1,000,000	(a)	Uniti Fiber Abs Issuer LLC, Series 2025 1A	9.018	04/20/55	1,055,869
438,784	(a)	Vivint Solar Financing V LLC, Series 2018 1A	7.370	04/30/48	428,804
500,000	(a)	Zayo Issuer LLC, Series 2025 1A	8.659	03/20/55	518,551

		TOTAL ASSET-BACKED SECURITIES (Cost $44,454,974)			44,187,465

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES — 83.8% (65.0% of Total Investments)
1,000,000	(a),(b),(c)	ARDN 2025-ARCP Mortgage Trust, Series 2025 ARCP, (TSFR1M + 3.000%)	6.750	06/15/35	1,004,032
1,000,000	(a),(b)	ARDN 2025-ARCP Mortgage Trust, Series 2025 ARCP, (TSFR1M + 4.500%)	8.250	06/15/35	1,004,062
1,000,000	(b),(c)	BANK 2017-BNK6, Series 2017 BNK6	3.851	07/15/60	930,948
1,000,000	(a),(c)	BANK 2019-BNK21, Series 2019 BN21	2.500	10/17/52	750,771
1,000,000	(a),(b)	BBCMS Mortgage Trust 2020-C6, Series 2020 C6	3.688	02/15/53	808,725
1,750,000	(a),(b),(c)	BBCMS Trust 2015-SRCH, Series 2015 SRCH	4.957	08/10/35	1,665,762
500,000	(b)	Benchmark 2018-B2 Mortgage Trust, Series 2018 B2	4.292	02/15/51	388,650
1,100,000	(b),(c)	Benchmark 2019-B14 Mortgage Trust, Series 2019 B14	3.773	12/15/62	788,810
856,656	(a),(b)	BLP Commercial Mortgage Trust 2024-IND2, Series 2024 IND2, (TSFR1M + 3.689%)	8.011	03/15/41	856,724
1,000,000	(b),(c)	Cantor Commercial Real Estate Lending 2019-CF1, Series 2019 CF1	4.352	05/15/52	854,724
845,000	(b)	CD 2016-CD1 Mortgage Trust, Series 2016 CD1	3.631	08/10/49	481,795
1,500,000	(b)	CD 2016-CD2 Mortgage Trust, Series 2016 CD2	3.972	11/10/49	915,443
1,978,000	(b)	CD 2017-CD3 Mortgage Trust, Series 2017 CD3	4.575	02/10/50	730,701
23,912	(a),(b)	CF 2020-P1 Mortgage Trust, Series 2020 P1	2.840	04/15/52	23,775
329,056	(b)	CHL Mortgage Pass-Through Trust 2006-HYB1, Series 2006 HYB1	4.821	03/20/36	307,073
500,000	(a),(b)	CIP Commercial Mortgage Trust 2025-SBAY, Series 2025 SBAY, (TSFR1M + 3.750%)	7.850	10/15/37	502,578
1,437,245	(a),(b)	COMM 2013-LC13 Mortgage Trust, Series 2013 LC13	5.370	08/10/46	1,349,753
925,000	(b),(c)	COMM 2014-CCRE15 Mortgage Trust, Series 2014 CR15	3.963	02/10/47	893,266
752,021	(c)	COMM 2014-CCRE17 Mortgage Trust, Series 2014 CR17	4.377	05/10/47	731,919
393,695	(b),(c)	COMM 2014-CR14 Mortgage Trust, Series 2014 CR14	3.792	02/10/47	385,467
1,500,000	(a),(b)	COMM 2014-UBS3 Mortgage Trust, Series 2014 UBS3	4.767	06/10/47	701,535
1,400,000	(a)	COMM 2015-CCRE22 Mortgage Trust, Series 2015 CR22	3.000	03/10/48	829,038
142,329	(b),(c)	COMM 2015-CCRE23 Mortgage Trust, Series 2015 CR23	4.188	05/10/48	138,522
1,800,000	(b)	COMM 2015-CCRE24 Mortgage Trust, Series 2015 CR24	3.463	08/10/48	1,655,325
831,795	(b),(c)	COMM 2015-CCRE25 Mortgage Trust, Series 2015 CR25	3.768	08/10/48	805,505

See Notes to Financial Statements	39

Portfolio of Investments December 31, 2025
(continued)
JLS

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES (continued)
$2,840,000	(a),(b),(c)	Connecticut Avenue Securities Trust, Series 2022 R05, (SOFR30A + 7.000%)	10.874%	04/25/42	$3,028,070
2,280,000	(a),(b),(c)	Connecticut Avenue Securities Trust, Series 2023 R06, (SOFR30A + 3.900%)	9.188	07/25/43	2,403,701
625,000	(a),(b)	Connecticut Avenue Securities Trust 2021-R03, Series 2021 R03, (SOFR30A + 5.500%)	9.374	12/25/41	646,606
2,100,000	(a),(b)	Connecticut Avenue Securities Trust 2022-R01, Series 2022 R01, (SOFR30A + 6.000%)	9.874	12/25/41	2,177,644
1,000,000	(a),(b)	Connecticut Avenue Securities Trust 2022-R03, Series 2022 R03, (SOFR30A + 9.850%)	14.823	03/25/42	1,094,089
1,900,000	(a),(b)	Connecticut Avenue Securities Trust 2022-R07, Series 2022 R07, (SOFR30A + 12.000%)	15.874	06/25/42	2,172,430
4,000,000	(a),(b),(c)	Connecticut Avenue Securities Trust 2023-R02, Series 2023 R02, (SOFR30A + 5.550%)	9.424	01/25/43	4,311,285
2,000,000	(a),(b),(c)	Connecticut Avenue Securities Trust 2023-R04, Series 2023 R04, (SOFR30A + 5.350%)	9.224	05/25/43	2,165,050
2,250,000	(a),(b),(c)	Connecticut Avenue Securities Trust 2023-R05, Series 2023 R05, (SOFR30A + 4.750%)	8.624	06/25/43	2,410,960
3,110,000	(a),(b)	Connecticut Avenue Securities Trust 2023-R06, Series 2023 R06, (SOFR30A + 5.900%)	9.774	07/25/43	3,368,646
1,000,000	(a),(b)	DK Trust, Series 2025 LXP, (TSFR1M + 2.891%)	6.625	08/15/37	1,005,243
33,000,000	(a),(b)	DOLP Trust 2021-NYC, Series 2021 NYC	0.665	05/10/41	911,830
7,411,158	(b)	Freddie Mac Multifamily ML Certificates, Series 2021 ML12, (I/O)	1.227	07/25/41	651,367
2,280,000	(a),(b),(c)	Freddie Mac STACR REMIC Trust 2021-DNA6, Series 2021 DNA6, (SOFR30A + 7.500%)	11.374	10/25/41	2,381,518
2,270,000	(a),(b)	Freddie Mac STACR REMIC Trust 2022-DNA1, Series 2022 DNA1, (SOFR30A + 7.100%)	10.974	01/25/42	2,391,418
4,400,000	(a),(b)	Freddie Mac STACR REMIC Trust 2022-DNA2, Series 2022 DNA2, (SOFR30A + 4.750%)	9.106	02/25/42	4,575,664
2,270,000	(a),(b)	Freddie Mac STACR REMIC Trust 2022-DNA2, Series 2022 DNA2, (SOFR30A + 8.500%)	13.788	02/25/42	2,434,391
3,250,000	(a),(b)	Freddie Mac STACR REMIC Trust 2022-DNA3, Series 2022 DNA3, (SOFR30A + 5.650%)	10.218	04/25/42	3,435,852
2,945,000	(a),(b)	Freddie Mac STACR REMIC Trust 2022-DNA3, Series 2022 DNA3, (SOFR30A + 9.750%)	15.087	04/25/42	3,238,365
1,000,000	(a),(b)	GS Mortgage Securities Corp Trust 2018-TWR, Series 2018 TWR, (TSFR1M + 1.747%)	5.498	07/15/31	210,011
1,100,000	(a),(b)	GS Mortgage Securities Corp Trust 2018-TWR, Series 2018 TWR, (TSFR1M + 1.897%)	5.648	07/15/31	155,359
700,000	(a),(b)	GS Mortgage Securities Corp Trust 2018-TWR, Series 2018 TWR, (TSFR1M + 2.397%)	6.148	07/15/31	73,140
700,000	(a),(b)	GS Mortgage Securities Corp Trust 2018-TWR, Series 2018 TWR, (TSFR1M + 3.097%)	6.848	07/15/31	65,790
892,000	(a),(b)	GS Mortgage Securities Corp Trust 2018-TWR, Series 2018 TWR, (TSFR1M + 4.222%)	7.973	07/15/31	74,469
2,000,000	(b),(c)	GS Mortgage Securities Trust 2016-GS4, Series 2016 GS4	3.908	11/10/49	1,869,391
1,000,000	(a),(b)	ILPT Commercial Mortgage Trust 2025-LPF2, Series 2025 LPF2	8.199	07/13/42	1,041,965
441,000	(a),(b)	JP Morgan Chase Commercial Mortgage Securities Trust 2019—ICON UES, Series 2019 UES	4.452	05/05/32	434,395
377,000	(a),(b)	JP Morgan Chase Commercial Mortgage Securities Trust 2019—ICON UES, Series 2019 UES	4.452	05/05/32	372,792
366,000	(a)	JP Morgan Chase Commercial Mortgage Securities Trust 2020—NNN, Series 2020 NNN	3.972	01/16/37	133,590
2,000,000	(b)	JPMBB Commercial Mortgage Securities Trust 2014-C22, Series 2014 C22	4.513	09/15/47	1,887,941
1,000,000		JPMBB Commercial Mortgage Securities Trust 2015-C27, Series 2015 C27	3.898	02/15/48	871,750
312,890	(b),(c)	JPMBB Commercial Mortgage Securities Trust 2015-C29, Series 2015 C29	4.118	05/15/48	311,388
1,189,000	(b),(c)	JPMBB Commercial Mortgage Securities Trust 2016-C1, Series 2016 C1	4.706	03/17/49	1,159,916

40	See Notes to Financial Statements

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		MORTGAGE-BACKED SECURITIES (continued)
$2,000,000	(b),(c)	JPMCC Commercial Mortgage Securities Trust 2017-JP5, Series 2017 JP5	3.904%	03/15/50	$1,829,938
1,500,000	(a),(b),(c)	JPMCC Commercial Mortgage Securities Trust 2017-JP6, Series 2017 JP6	4.446	07/15/50	1,231,199
1,849,000	(a),(b),(c)	JPMCC Commercial Mortgage Securities Trust 2017-JP7, Series 2017 JP7	4.418	09/15/50	1,277,292
750,000	(a)	MFT Trust 2020-ABC, Series 2020 ABC	3.593	02/10/42	531,508
124,239	(b)	Morgan Stanley Capital I Trust 2015-MS1, Series 2015 MS1	4.150	05/15/48	120,009
166,022	(b)	Morgan Stanley Mortgage Loan Trust 2007-15AR, Series 2007 15AR	3.240	11/25/37	115,032
1,000,000	(a)	MRCD 2019-MARK Mortgage Trust, Series 2019 PARK	2.718	12/15/36	715,000
1,000,000	(a),(b)	MTN Commercial Mortgage Trust 2022-LPFL, Series 2022 LPFL, (TSFR1M + 5.285%)	9.605	03/15/39	1,003,488
600,000	(a),(b)	Natixis Commercial Mortgage Securities Trust 2019-MILE, Series 2019 MILE, (TSFR1M + 2.279%)	6.430	07/15/36	518,894
1,000,000	(a),(b)	Natixis Commercial Mortgage Securities Trust 2019-MILE, Series 2019 MILE, (TSFR1M + 2.829%)	6.580	07/15/36	817,323
1,050,000	(a),(b)	Natixis Commercial Mortgage Securities Trust 2019-MILE, Series 2019 MILE, (TSFR1M + 4.329%)	8.080	07/15/36	732,594
1,000,000	(a),(b)	PKHL Commercial Mortgage Trust 2021-MF, Series 2021 MF, (TSFR1M + 0.994%)	4.745	07/15/38	944,929
1,000,000	(a),(b)	PKHL Commercial Mortgage Trust 2021-MF, Series 2021 MF, (TSFR1M + 2.114%)	5.865	07/15/38	699,414
895,441	(a),(b)	Santander Bank Mortgage Credit-Linked Notes Series 2023-MTG1, Series 2023 MTG1, (SOFR30A + 4.900%)	9.256	02/26/52	1,005,522
1,602,435	(a),(b)	SMR 2022-IND Mortgage Trust, Series 2022 IND, (TSFR1M + 3.950%)	7.700	02/15/39	1,612,956
127,100,000	(a),(b)	SUMIT 2022-BVUE Mortgage Trust, Series 2022 BVUE, (I/O)	0.082	02/12/41	385,304
1,000,000	(a),(b),(c)	TX Trust 2024-HOU, Series 2024 1, (TSFR1M + 3.239%)	6.989	06/15/39	1,006,640
1,300,000	(b),(c)	Wells Fargo Commercial Mortgage Trust 2015-NXS1, Series 2015 NXS1	3.858	05/15/48	1,215,818

		TOTAL MORTGAGE-BACKED SECURITIES (Cost $98,665,202)			88,733,789

		TOTAL LONG-TERM INVESTMENTS (Cost $143,120,176)			132,921,254

PRINCIPAL		DESCRIPTION	RATE	MATURITY	VALUE

		SHORT-TERM INVESTMENTS - 3.4%(2.6% of Total Investments)

		U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 3.4% (2.6% of Total Investments)
681,000		Federal Home Loan Bank Discount Notes	0.000	01/02/26	680,867
541,000		Federal Home Loan Bank Discount Notes	0.000	01/07/26	540,631
214,000		Federal Home Loan Bank Discount Notes	0.000	01/12/26	213,749
2,145,000		Federal Home Loan Bank Discount Notes	0.000	02/13/26	2,135,759
45,000		Freddie Mac Discount Notes	0.000	01/06/26	44,974

		TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS (Cost $3,616,128)			3,615,980

		TOTAL SHORT-TERM INVESTMENTS (Cost $3,616,128)			3,615,980

		TOTAL INVESTMENTS - 128.9% (Cost $146,736,304)			136,537,234

		BORROWINGS - (2.4)% (f),(g)			(2,520,000)

		REVERSE REPURCHASE AGREEMENTS, INCLUDING ACCRUED INTEREST - (26.8)%(h)			(28,355,623)

		OTHER ASSETS & LIABILITIES, NET - 0.3%			285,421

		NET ASSETS APPLICABLE TO COMMON SHARES - 100%			$105,947,032

All percentages shown in the Portfolio of Investments are based on net assets applicable to common shares unless otherwise noted.

CJTXX	JPMorgan 100% U.S. Treasury Securities Money Market Fund
I/O	Interest only security
SOFR	Secured Overnight Financing Rate
SOFR30A	30 Day Average Secured Overnight Financing Rate

See Notes to Financial Statements	41

Portfolio of Investments December 31, 2025
(continued)
JLS

SOFR90A	90 Day Average Secured Overnight Financing Rate
TSFR1M	CME Term Secured Overnight Financing Rate 1 Month
TSFR3M	CME Term Secured Overnight Financing Rate 3 Month

(a)
Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities are deemed liquid and may be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers. As of the end of the fiscal period, the aggregate value of these securities is $111,820,905 or 81.9% of Total Investments.

(b)
Floating or variable rate security includes the reference rate and spread, when applicable. For mortgage-backed or asset-backed securities the variable rate is based on the underlying asset of the security. Coupon rate reflects the rate at period end.

(c)
Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements. As of the end of the fiscal period, investments with a value of $39,296,111 have been pledged as collateral for reverse repurchase agreements.

(d)	For fair value measurement disclosure purposes, investment classified as Level 3.
(e)	Investment, or portion of investment, is hypothecated. The total value of investments hypothecated as of the end of the fiscal period was $1,525,880.
(f)	Borrowings as a percentage of Total Investments is 1.8%.
(g)
The Fund may pledge up to 100% of its eligible investments (excluding any investments separately pledged as collateral for specific investments in derivatives, when applicable) in the Portfolio of Investments as collateral for borrowings. As of the end of the reporting period, investments with a value of $16,461,698 have been pledged as collateral for borrowings.

(h)	Reverse Repurchase Agreements, including accrued interest as a percentage of Total investments is 20.8%.

42	See Notes to Financial Statements

Statement of Assets and Liabilities

December 31, 2025	JGH	NPCT (1)	JLS
ASSETS
Long-term investments, at value †	$515,207,370	$483,635,665	$132,921,254
Affiliated investments, at value ++	20,023,000	–	–
Short-term investments, at value à	15,300,000	13,825,000	3,615,980
Cash denominated in foreign currencies ^	–	1,175	–
Cash collateral at broker for investments in swap contracts	–	2,678,275	–
Swap premiums paid	–	22,446	–
Unrealized appreciation on cross currency swap contracts	–	989,903	–
Receivables:
Dividends	21,250	52,500	–
Interest	8,292,597	5,120,795	711,660
Investments sold	90,836	–	–
Reclaims	–	14,492	–
Reimbursement from Adviser	1,138	–	–
Other	40,337	45,940	24,068

Total assets	558,976,528	506,386,191	137,272,962
LIABILITIES
Cash overdraft	2,173,978	2,301,443	212,365
Borrowings	125,000,000	62,500,000	2,520,000
Reverse repurchase agreements, including accrued interest	32,762,256	49,039,649	28,355,623
Unrealized depreciation on forward foreign currency contracts	26,720	15,655	–
TFP Shares, Net**	–	69,751,059	–
Payables:
Management fees	385,296	409,919	110,830
Interest	198,364	295,330	13,521
Investments purchased - regular settlement	1,968	–	–
Investments purchased - when-issued/delayed-delivery settlement	10,354,676	–	–
Accrued expenses:
Custodian fees	83,415	60,242	39,042
Investor relations fees	8,249	4,019	–
Trustees fees	40,697	4,403	25,040
Professional fees	—	—	40,547
Shareholder reporting expenses	25,196	21,504	8,367
Shareholder servicing agent fees	162	2,497	393
Other	325,628	14,618	202

Total liabilities	171,386,605	184,420,338	31,325,930
Commitments and contingencies (2)
Net assets applicable to common shares	$387,589,923	$321,965,853	$105,947,032

Common shares outstanding	28,125,837	28,755,000	5,476,626
Net asset value (“NAV”) per common share outstanding	$13.78	$11.20	$19.35
NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
Common shares, $0.01 par value per share	$281,258	$287,550	$54,766
Paid-in capital	518,225,300	491,003,000	120,600,484
Total distributable earnings (loss)	(130,916,635)	(169,324,697)	(14,708,218)
Net assets applicable to common shares	$387,589,923	$321,965,853	$105,947,032
Authorized shares:
Common	Unlimited	Unlimited	Unlimited
Preferred	—	Unlimited	—

† Long-term investments, cost	$506,410,689	$574,491,144	$143,120,176
++ Affiliated investments, cost	$20,004,400	$—	$—
à Short-term investments, cost	$15,300,000	$13,825,000	$3,616,128
^ Cash denominated in foreign currencies, cost	$–	$1,155	$–
** TFP Shares, liquidation preference	$–	$70,000,000	$–

(1) Consolidated Statement of Assets and Liabilities (as disclosed in Notes to Financial Statements).
(2) As disclosed in Notes to Financial Statements.

See Notes to Financial Statements

Statement of Operations

Year Ended December 31, 2025	JGH	NPCT (1)	JLS

INVESTMENT INCOME
Dividends	$316,309	$1,414,846	$—
Dividends from affiliated investments	46,952	—	—
Interest	36,931,299	26,482,741	11,870,276
Rehypothecation income	—	—	707
Tax withheld	(171)	(14,706)	—
Total investment income	37,294,389	27,882,881	11,870,983

EXPENSES
Management fees	3,887,449	4,865,489	1,311,896
Shareholder servicing agent fees	1,166	17,513	1,223
Interest expense and amortization of offering costs	6,644,914	9,214,125	1,712,758
Trustees fees	15,773	27,583	4,802
Custodian expenses	78,990	60,193	37,925
Excise tax liability expense	—	—	28,054
Investor relations expenses	96,978	85,049	4,356
Professional fees	162,960	112,305	127,345
Shareholder reporting expenses	46,957	41,432	19,519
Stock exchange listing fees	7,715	9,093	7,715
Other	9,927	64,852	10,548

Total expenses	10,952,829	14,497,634	3,266,141

Net investment income (loss)	26,341,560	13,385,247	8,604,842

REALIZED AND UNREALIZED GAIN (LOSS)
Realized gain (loss) from:
Investments	(3,042,499)	(5,412,226)	(1,542,285)
Forward foreign currency contracts	(65,615)	91,202	—
Swap contracts	1,288,175	537,159	—
Foreign currency transactions	(19,146)	(472,317)	—
Net realized gain (loss)	(1,839,085)	(5,256,182)	(1,542,285)

Change in unrealized appreciation (depreciation) on:
Investments	10,947,584	21,006,606	2,448,703
Affiliated investments	18,600	—	—
Forward foreign currency contracts	(26,720)	(431,277)	—
Swap contracts	(1,226,397)	(3,111,841)	—
Foreign currency translations	3,365	44,791	—
Net change in unrealized appreciation (depreciation)	9,716,432	17,508,279	2,448,703

Net realized and unrealized gain (loss)	7,877,347	12,252,097	906,418

Net increase (decrease) in net assets applicable to common shares from operations	$34,218,907	$25,637,344	$9,511,260

(1)	Consolidated Statement of Operations (as disclosed in Notes to Financial Statements).

44	See Notes to Financial Statements

Statement of Changes in Net Assets

	JGH		NPCT (1)

	Year Ended 12/31/25	Year Ended 12/31/24	Year Ended 12/31/25	Year Ended 12/31/24
OPERATIONS
Net investment income (loss)	$26,341,560	$22,891,075	$13,385,247	$14,036,837
Net realized gain (loss)	(1,839,085)	(8,598,076)	(5,256,182)	(8,893,790)
Net change in unrealized appreciation (depreciation)	9,716,432	25,416,364	17,508,279	23,207,167

Net increase (decrease) in net assets applicable to common shares from operations	34,218,907	39,709,363	25,637,344	28,350,214

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(27,438,488)	(26,169,198)	(14,022,634)	(17,230,029)
Return of Capital	(1,859,998)	(2,617,124)	(24,480,311)	(19,633,881)

Total distributions	(29,298,486)	(28,786,322)	(38,502,945)	(36,863,910)
Common shares:

Proceeds from rights offering, net of offering costs	61,806,066	—	—	—

Net increase (decrease) applicable to common shares from capital share transactions	61,806,066	—	—	—
Net increase (decrease) in net assets applicable to common shares	66,726,487	10,923,041	(12,865,601)	(8,513,696)
Net assets applicable to common shares at the beginning of period	320,863,436	309,940,395	334,831,454	343,345,150

Net assets applicable to common shares at the end of period	$387,589,923	$320,863,436	$321,965,853	$334,831,454

See Notes to Financial Statements

Statement of Changes in Net Assets
(continued)

	JLS

	Year Ended 12/31/25	Year Ended 12/31/24
OPERATIONS
Net investment income (loss)	$8,604,842	$9,658,177
Net realized gain (loss)	(1,542,285)	2,011
Net change in unrealized appreciation (depreciation)	2,448,703	3,768,209

Net increase (decrease) in net assets applicable to common shares from operations	9,511,260	13,428,397

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Dividends	(9,028,393)	(9,773,039)
Return of Capital	(1,059,552)	–

Total distributions	(10,087,945)	(9,773,039)
Net increase (decrease) in net assets applicable to common shares	(576,685)	3,655,358
Net assets applicable to common shares at the beginning of period	106,523,717	102,868,359

Net assets applicable to common shares at the end of period	$105,947,032	$106,523,717

(1)	Consolidated Statement of Changes in Net Assets (as disclosed in Notes to Financial Statements).

See Notes to Financial Statements

Statement of Cash Flows

Year Ended December 31, 2025	JGH	NPCT (1)	JLS

CASH FLOWS FROM OPERATING ACTIVITIES
Net Increase (Decrease) in Net Assets Applicable to Common Shares from Operations	$34,218,907	$25,637,344	$9,511,260
Adjustments to reconcile the net increase (decrease) in net assets applicable to common shares from operations to net cash provided by (used in) operating activities:
Purchases of investments	(358,335,706)	(103,264,573)	(30,408,658)
Proceeds from sale and maturities of investments	262,892,547	136,312,343	36,293,286
Proceeds from (Purchase of) short-term investments, net	6,150,000	(6,375,000)	(2,390,340)
Proceeds from (Purchase of) closed foreign currency spot transactions	(22,877)	14,481	—
Proceeds from litigation settlement	121,968	—	—
Premiums received (paid) for credit default swaps contracts	—	25,659	—
Amortization (Accretion) of premiums and discounts, net	(1,753,882)	(520,685)	(305,918)
Amortization of deferred offering costs	—	33,930	—
(Increase) Decrease in:
Receivable for dividends	(21,251)	—	—
Receivable for interest	(505,438)	112,499	(18,844)
Receivable for reclaims	—	45,707	697
Receivable for investments sold	2,074,517	26,577	—
Receivable for reimbursement from Adviser	(1,138)	—	—
Other assets	16,732	(15,237)	1,463
Increase (Decrease) in:
Payable for interest	6,064	(325,435)	(22,880)
Payable for investments purchased — regular settlement	1,968	—	—
Payable for investments purchased — when-issued/delayed-delivery settlement	(4,009,329)	—	—
Payable for management fees	60,816	(13,047)	(1,718)
Accrued custodian fees	32,321	24,810	15,191
Accrued investor relations fees	2,328	(690)	(5,590)
Accrued Trustees fees	(10,392)	(11,592)	(1,112)
Accrued professional fees	(6,135)	(7,080)	6,253
Accrued shareholder reporting expenses	(8,190)	(3,845)	(828)
Accrued shareholder servicing agent fees	133	(1,634)	387
Accrued other expenses	325,628	(4,649)	202
Net realized (gain) loss from investments	3,042,499	5,412,226	1,542,285
Net realized (gain) loss from foreign currency transactions	19,146	472,317	—
Net realized (gain) loss from paydowns	2,300	289,346	(84,357)
Net change in unrealized (appreciation) depreciation of investments	(10,947,584)	(21,006,606)	(2,448,703)
Net change in unrealized (appreciation) depreciation of affiliated investments	(18,600)	—	—
Net change in unrealized (appreciation) depreciation of forward foreign currency	26,720	431,277	—
Net change in unrealized (appreciation) depreciation of swap contracts	1,226,397	3,111,841	—
Net change in unrealized (appreciation) depreciation on foreign currency translations	(3,365)	(44,791)	—
Net cash provided by (used in) operating activities	(65,422,896)	40,355,493	11,682,076
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from borrowings	21,000,000	—	—
Proceeds from reverse repurchase agreements	32,500,000	342,560,000	254,560,000
(Repayments of) reverse repurchase agreements	(20,000,000)	(342,560,000)	(255,560,000)
Increase (Decrease) in:
Cash overdraft	642,925	(741,546)	(594,131)
Cash collateral due to broker	(1,227,609)	—	—
Cash distributions paid to common shareholders	(29,298,486)	(38,502,945)	(10,087,945)
Proceeds from rights offering, net of offering costs	61,806,066	—	—

Net cash provided by (used in) financing activities	65,422,896	(39,244,491)	(11,682,076)
Net increase (decrease) in cash, cash denominated in foreign currencies and cash collateral at brokers	—	1,111,002	—
Cash, cash denominated in foreign currencies and cash collateral at brokers at the beginning of period	—	1,568,448	—
Cash, cash denominated in foreign currencies and cash collateral at brokers at the end of period	$—	$2,679,450	$—

(1)	Consolidated Statement of Cash Flows (as disclosed in Notes to Financial Statements).

See Notes to Financial Statements

The following table provides a reconciliation of cash, cash denominated in foreign currencies and cash collateral at brokers to the Statement of Assets and Liabilities:

	JGH	NPCT	JLS
Cash denominated in foreign currencies	$—	$1,175	$—
Cash collateral at broker for investments in swap contracts	—	2,678,275	—

Total cash, cash denominated in foreign currencies and cash collateral at brokers	$—	$2,679,450	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION	JGH	NPCT	JLS
Cash paid for interest (excluding borrowing and amortization of offering costs)	$6,607,700	$9,415,655	$1,727,847

See Notes to Financial Statements

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49

Financial Highlights

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Net Asset Value, End of Period	Share Price, End of Period
JGH
12/31/25	$13.84	$1.11	$0.07	$1.18	$(1.16)	$—	$(0.08)	$(1.24)	$13.78	$12.61
12/31/24	13.37	0.99	0.72	1.71	(1.13)	—	(0.11)	(1.24)	13.84	12.84
12/31/23	12.79	0.82	1.00	1.82	(0.95)	—	(0.29)	(1.24)	13.37	12.20
12/31/22	16.63	0.95	(3.43)	(2.48)	(0.99)	—	(0.37)	(1.36)	12.79	11.25
12/31/21	16.97	1.04	(0.08)	0.96	(0.98)	—	(0.32)	(1.30)	16.63	15.88
NPCT (d)
12/31/25	11.64	0.46	0.44	0.90	(0.49)	—	(0.85)	(1.34)	11.20	10.18
12/31/24	11.94	0.49	0.49	0.98	(0.60)	—	(0.68)	(1.28)	11.64	10.51
12/31/23	12.27	0.38	0.33	0.71	(0.45)	—	(0.59)	(1.04)	11.94	10.08
12/31/22	19.66	0.67	(6.83)	(6.16)	(0.78)	—	(0.45)	(1.23)	12.27	10.36
12/31/21 (e)	20.00	0.31	0.07	0.38	(0.36)	(0.03)	(0.33)	(0.72)	19.66	18.30

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

8.94%	8.01%	$387,590	3.37%	8.09%	58%
13.39	15.87	320,863	3.73	7.29	93

15.15	20.80	309,940	3.82	6.43	35
(15.10)	(21.07)	296,494	2.43	6.82	26
5.82	10.84	385,474	1.68	6.16	87

8.15	9.62	321,966	4.43	4.09	21
8.44	17.15	334,831	5.08	4.08	27

6.21	7.77	343,345	5.50	3.27	11
(31.89)	(37.45)	352,717	2.95	4.61	10
1.90	(4.96)	565,276	1.47 (f)	2.28 (f)	17

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JGH
12/31/25	2.04%
12/31/24	2.41
12/31/23	2.46
12/31/22	1.04
12/31/21	0.35
NPCT
12/31/25	2.81
12/31/24	3.36
12/31/23	3.77
12/31/22	1.33
12/31/21	0.18 (f)

(d)	Consolidated Financial Highlights (as disclosed in Notes to Financial Statements).
(e)	For the period April 27, 2021 (commencement of operations) through December 31, 2021.
(f)	Annualized.

See Notes to Financial Statements

Financial Highlights (continued)

The following data is for a common share outstanding for each fiscal year end unless otherwise noted:

		Investment Operations				Less Distributions to Common Shareholders			Common Share
	Common Share Net Asset Value, Beginning of Period	Net Investment Income (NII) (Loss) (a)	Net Realized/ Unrealized Gain (Loss)	Total	From NII	From Net Realized Gains	Return of Capital	Total	Discount Per Share Repurchased and Retired	Net Asset Value, End of Period	Share Price, End of Period
JLS
12/31/25	$19.45	$1.57	$0.17	$1.74	$(1.65)	$—	$(0.19)	$(1.84)	$—	$19.35	$18.19
12/31/24	18.78	1.76	0.69	2.45	(1.78)	—	—	(1.78)	—	19.45	18.00
12/31/23	18.86	1.51	(0.02)	1.49	(1.57)	—	—	(1.57)	—	18.78	16.88
12/31/22	22.19	1.12	(3.38)	(2.26)	(0.86)	—	(0.20)	(1.06)	(0.01)	18.86	16.18
12/31/21	22.17	0.83	0.16	0.99	(0.85)	—	(0.12)	(0.97)	—	22.19	20.96

(a)	Based on average shares outstanding.
(b)
Total Return Based on Common Share NAV is the combination of changes in common share NAV, reinvested distributions at Common Share NAV, if any. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last distribution declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Common Share Price is the combination of changes in the market price per share and the effect of reinvested distributions, if any, at the average price paid per share at the time of reinvestment. The last distribution declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last distribution declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

		Common Share Supplemental Data/ Ratios Applicable to Common Shares
Common Share Total Returns			Ratios to Average Net Assets

Based on Net Asset Value (b)	Based on Share Price (b)	Net Assets, End of Period (000)	Expenses (c)	Net Investment Income (Loss) (c)	Portfolio Turnover Rate

9.27%	11.50%	$105,947	3.07%	8.08%	23%
13.49	17.73	106,524	3.65	9.10	20
8.18	14.79	102,868	4.16	7.98	28
(10.30)	(17.88)	103,267	2.72	5.61	47
4.47	11.02	121,785	1.87	3.69	73

(c)
• Net Investment Income (Loss) ratios reflect income earned and expenses incurred on assets attributable to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements), where applicable.

• The expense ratios reflect, among other things, all interest expense and other costs related to borrowings, preferred shares and/or reverse repurchase agreements (as described in Notes to Financial Statements) and/or the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund (as described in Notes to Financial Statements), where applicable, as follows:

Ratios of Interest Expense to Average Net Assets Applicable to Common Shares
JLS
12/31/25	1.61%
12/31/24	2.14
12/31/23	2.60
12/31/22	1.17
12/31/21	0.45

See Notes to Financial Statements

Financial Highlights (continued)

The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last five fiscal periods, as applicable.

	Borrowings		TFP Shares
	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $1,000 (b)	Aggregate Amount Outstanding (000) (a)	Asset Coverage Per $1,000 (c)	Asset Coverage Per $1 Liquidation Preference (d)
JGH
12/31/25	$125,000	$4,101	$—	$—	$—
12/31/24	104,000	4,085	—	—	—
12/31/23	119,000	3,605	—	—	—
12/31/22	127,000	3,335	—	—	—
12/31/21	159,000	3,424	—	—	—
NPCT
12/31/25	62,500	7,271	70,000	3,430	3.43
12/31/24	62,500	7,477	70,000	3,527	3.53
12/31/23	75,500	6,475	70,000	3,360	3.36
12/31/22	105,500	5,007	70,000	3,010	3.01
12/31/21 (e)	167,000	4,385	—	—	—
JLS
12/31/25	2,520	43,042	—	—	—
12/31/24	2,520	43,271	—	—	—
12/31/23	5,520	19,636	—	—	—
12/31/22	12,495	9,265	—	—	—
12/31/21	8,455	15,404	—	—	—

(a)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(b)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s borrowings (excluding temporary borrowings) then outstanding and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(c)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate of the involuntary liquidation preference of the outstanding preferred shares and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings (excluding temporary borrowings) of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

(d)	Includes all borrowings and preferred shares presented for the Fund.
(e)	For the period April 27, 2021 (commencement of operations) through December 31, 2021.

Notes to Financial Statements

1.	General Information
Fund Information:
The funds covered in this report and their corresponding New York Stock Exchange (“NYSE”) symbols are as follows (each a “Fund” and collectively, the “Funds”):
• Nuveen Global High Income Fund (JGH)
• Nuveen Core Plus Impact Fund (NPCT)
• Nuveen Mortgage and Income Fund (JLS)
The Funds are registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as closed-end
management investment companies. JGH, NPCT and JLS were organized as Massachusetts business trusts on August 5, 2014, December 4, 2020 and September 10, 2009, respectively.
Current Fiscal Period:
The end of the reporting period for the Funds is December 31, 2025, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2025 (the “current fiscal period”).
Investment Adviser and
Sub-Adviser:
The Funds’ investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolio, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory
agreement with Nuveen Asset Management, LLC (“NAM”), a subsidiary of the Adviser and Teachers Advisors, LLC (“TAL”), an affiliate of the Adviser, (each a
“Sub-Adviser”
and collectively, the
“Sub-Advisers”).
NAM manages the investment portfolios of JGH and NPCT, while TAL manages the investment portfolio of JLS.
Basis for Consolidation:
NPCT is presented on a consolidated basis with the Nuveen Core Plus Impact Fund Ltd. (the “Subsidiary”), a wholly-owned subsidiary of NPCT organized under the laws of the Cayman Islands. The Subsidiary commenced operations on April 27, 2021 and is intended to provide the Fund with exposure to Regulation S fixed-income securities. Regulation S securities are securities of U.S. and
non-U.S.
issuers that are issued through private placement transactions with the SEC pursuant to Regulation S under the Securities Act of 1933, as amended. The Subsidiary is advised by the Adviser and has the same investment objective as NPCT, but unlike NPCT, it may invest in Regulation S securities without limitation. As of the end of the reporting period, the net assets of the Subsidiary were $26,256,878 representing 8% of the Fund’s consolidated net assets. All inter-company transactions and balances have been eliminated.
Select financial information related to the Subsidiary is as follows:

NPCT
Total long-term investments at value	$25,996,178
Net assets applicable to Common Shares	26,256,878
Net investment income (loss)	616,254
Net realized gain (loss) from investments and foreign currency	(286,285)
Change in net unrealized appreciation (depreciation) from investments and foreign currency	4,284,627

2.	Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Funds are investment companies and follow accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services — Investment Companies. The net asset value (“NAV”) for financial reporting purposes may differ from the NAV for processing security and common share transactions. The NAV for financial reporting purposes includes security and common share transactions through the date of the report. Total return is computed based on the NAV used for processing security and common share transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation:
The Funds pay no compensation directly to those of its officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Funds’ Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Common Shareholders:
Distributions to common shareholders are recorded on the
ex-dividend
date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
The Funds’ distribution policy, which may be changed by the Board, is to make regular monthly cash distributions to holders of their common shares (stated in terms of a fixed cents per common share dividend distributions rate which may be set from time to time). Each Fund intends to distribute all or substantially all of its net investment income each year through its regular monthly distribution and to distribute realized capital gains at least

55

Notes to Financial Statements
(continued)

annually. In addition, in any monthly period, to maintain its declared per common share distribution amount, a Fund may distribute more or less than its net investment income during the period. In the event a Fund distributes more than its net investment income during any yearly period, such distributions may also include realized gains and/or a return of capital. To the extent that a distribution includes a return of capital the NAV per share may erode.
Foreign Currency Transactions and Translation
: The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Some markets in which the Funds invest impose capital controls, repatriation limits and/or transaction fees, for example, on the amount of foreign currency that may be converted to U.S. dollars. These restrictions, in some markets where foreign exchange restrictions are imposed, may be reflected in non-deliverable
forward rates (NDF), or prevailing “offshore” rates that apply to non-local
investors. Accordingly, the Fund may apply NDF rates, or another alternative exchange rate believed by the Adviser to be more reflective of the rates at which the Funds may transact, where applicable, to convert the value of
non-U.S.
dollar denominated securities to U.S. dollars. The U.S. dollar market value of such securities held in markets where NDF rates exist may be lower than the U.S. dollar market value of securities using prevailing local or “onshore” foreign currency exchange rates.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from foreign currency transactions” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) on foreign currency translations” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
Foreign Taxes:
The Funds may be subject to foreign taxes on income, gains on investments or foreign currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon the current interpretation of tax rules and regulations that exist in the markets in which the Funds invest.
Indemnifications:
Under the Funds’ organizational documents, their officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income:
Securities transactions are accounted for as of the trade date for financial reporting purposes. Trade date for senior and subordinated loans purchased in the “primary market” is considered the date on which the loan allocations are determined. Trade date for senior and subordinated loans purchased in the “secondary market” is the date on which the transaction is entered into. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend
date or, for certain foreign securities, when information is available.
Non-cash
dividends received in the form of stock, if any, are recognized on the ex-dividend
date and recorded at fair value. Interest income, is recorded on an accrual basis and includes accretion of discounts and amortization of premiums for financial reporting purposes. Interest income also reflects payment-in
kind (“PIK”) interest, paydown gains and losses and fee income, if any. PIK interest represents income received in the form of securities in lieu of cash. Fee income consists primarily of amendment fees. Amendment fees are earned as compensation for evaluating and accepting changes to an original senior loan agreement and are recognized when received.
Netting Agreements:
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis. With respect to certain counterparties, in accordance with the terms of the netting agreements, collateral posted to the Funds is held in a segregated account by the Funds’ custodian and/or with respect to those amounts which can be sold or repledged, are presented in the Funds’ Portfolio of Investments or Statement of Assets and Liabilities.
The Funds’ investments subject to netting agreements as of the end of the current fiscal period, if any, are further described later in these Notes to Financial Statements.
Segment Reporting:
Each Fund represents a single operating segment. The officers of the Funds act as the chief operating decision maker (“CODM”), as defined in U.S. GAAP. The CODM monitors the operating results of each Fund as a whole and is responsible for each Fund’s long-term strategic asset allocation in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s portfolio composition, total returns, expense ratios and changes in net assets (i.e., changes in net assets resulting from operations, subscriptions and redemptions), which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements. Segment assets are reflected on the Statement of Assets and Liabilities as “total assets” and significant segment revenues and expenses are listed on the Statement of Operations.

New Accounting Pronouncement (ASU No.
 2023-09)
: In December 2023, the FASB issued Accounting Standard Update (“ASU”)
No. 2023-09,
Income Taxes (Topic 740) Improvements to Income tax disclosures (“ASU
2023-09”).
The primary purpose of the amendments within ASU
2023-09
is to enhance the transparency and decision usefulness of income tax disclosures primarily related to the rate reconciliation table and income taxes paid information. The amendments in ASU
2023-09
are effective for annual periods beginning after December 15, 2024. During the current fiscal period, the Funds adopted the new guidance. See Note 7 for more information.
New Accounting Pronouncement (ASU No.
 2025-11)
: In December 2025, the FASB issued ASU
No. 2025-11,
Interim Reporting (Topic 270) Narrow Scope Improvements (“ASU
2025-11”).
The amendments in ASU
2025-11
provide a comprehensive list of interim disclosures that are required by U.S. GAAP. ASU
2025-11
also includes a disclosure principle that requires entities to disclose events since the end of the last annual reporting period that have a material impact on the entity. The amendments in ASU
2025-11
are effective for interim reporting periods within annual reporting periods beginning after December 15, 2027. Early adoption is permitted for all entities. Management is currently evaluating the implications of these changes on the financial statements.

3.	Investment Valuation and Fair Value Measurements
The Funds’ investments in securities are recorded at their estimated fair value utilizing valuation methods approved by the Adviser, subject to oversight of the Board. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. U.S. GAAP establishes the three-tier hierarchy which is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect management’s assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1 – Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 – Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3 – Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Funds’ major classifications of assets and liabilities measured at fair value follows:
Equity securities and exchange-traded funds listed or traded on a national market or exchange are valued based on their last reported sales price or official closing price of such market or exchange on the valuation date. Foreign equity securities and registered investment companies that trade on a foreign exchange are valued at the last reported sales price or official closing price on the principal exchange where traded, and converted to U.S. dollars at the prevailing rates of exchange on the valuation date. For events affecting the value of foreign securities between the time when the exchange on which they are traded closes and the time when the Funds’ net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Adviser, subject to the oversight of the Board. To the extent these securities are actively traded and no valuation adjustments are applied, they are generally classified as Level 1. When valuation adjustments are applied to the most recent last sales price or official closing price, these securities are generally classified as Level 2.
Prices of fixed-income securities are generally provided by pricing services approved by the Adviser, which is subject to review by the Adviser and oversight of the Board. Pricing services establish a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, pricing services may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Forward foreign currency contracts are valued using the prevailing forward exchange rate which is derived from quotes provided by the pricing service using the procedures approved by the Adviser, subject to the oversight of the Board, and are generally classified as Level 2.
Swap contracts are
marked-to-market
daily based upon a price supplied by a pricing service. Swaps are generally classified as Level 2.
For any portfolio security or derivative for which market quotations are not readily available or for which the Adviser deems the valuations derived using the valuation procedures described above not to reflect fair value, the Adviser will determine a fair value in good faith using alternative procedures approved by the Adviser, subject to the oversight of the Board. As a general principle, the fair value of a security is the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. To the extent the inputs are observable and timely, the values would be classified as Level 2; otherwise they would be classified as Level 3.

Notes to Financial Statements
(continued)

The following table summarizes the market value of the Funds’ investments as of the end of the current fiscal period, based on the inputs used to value them:

JGH	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Asset-Backed Securities	$–	$22,239,598	$1,050,962	$23,290,560
Common Stocks	983,611	108,029	–	1,091,640
Corporate Bonds	–	312,436,828	510,000	312,946,828
Exchange-Traded Funds	20,023,000	–	–	20,023,000
Mortgage-Backed Securities	–	10,240,270	–	10,240,270
Preferred Stock	4,411,797	–	–	4,411,797
Sovereign Debt	–	70,592,420	–	70,592,420
Variable Rate Senior Loan Interests	–	92,633,855	–	92,633,855
Short-Term Investments:
Repurchase Agreements	–	15,300,000	–	15,300,000
Investments in Derivatives:
Forward Foreign Currency Contracts*	–	(26,720)	–	(26,720)

Total	$25,418,408	$523,524,280	$1,560,962	$550,503,650

NPCT	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Asset-Backed Securities	$–	$3,677,224	$1,823,064	$5,500,288
Corporate Bonds	–	339,751,995	–	339,751,995
Mortgage-Backed Securities	–	72,561,241	–	72,561,241
Municipal Bonds	–	11,210,617	–	11,210,617
Preferred Stock	19,674,409	–	–	19,674,409
Sovereign Debt	–	25,401,784	–	25,401,784
U.S. Government and Agency Obligations	–	5,772,892	–	5,772,892
Variable Rate Senior Loan Interests	–	3,762,439	–	3,762,439
Short-Term Investments:
Repurchase Agreements	–	13,825,000	–	13,825,000
Investments in Derivatives:
Cross Currency Swaps*	–	989,903	–	989,903
Forward Foreign Currency Contracts*	–	(15,655)	–	(15,655)

Total	$19,674,409	$476,937,440	$1,823,064	$498,434,913

JLS	Level 1	Level 2	Level 3	Total

Long-Term Investments:
Asset-Backed Securities	$–	$43,429,725	$757,740	$44,187,465
Mortgage-Backed Securities	–	88,733,789	–	88,733,789
Short-Term Investments:
U.S. Government and Agency Obligations	–	3,615,980	–	3,615,980

Total	$–	$135,779,494	$757,740	$136,537,234

*	Represents net unrealized appreciation (depreciation).
The following is a reconciliation of the Funds’ Level 3 investments held at the beginning and end of the measurement period:

Level 3
JGH	Asset-Backed Securities	Corporate Bonds
Balance at the beginning of period	$ 647,393	$ 165,000
Gains (losses):	-	-
Net realized gains (losses)	-	-
Change in net unrealized appreciation (depreciation)	37,002	345,000
Purchases at cost	399,571	-
Sales at proceeds	-	-
Net discounts (premiums)	(33,004)	-
Transfers into	-	-
Transfers (out of)	-	-
Balance at the end of period	$ 1,050,962	$ 510,000
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$ 37,002	$ 345,000

Level 3
NPCT	Asset-Backed Securities
Balance at the beginning of period	$ 5,203,074
Gains (losses):
Net realized gains (losses)	(2,405,762)
Change in net unrealized appreciation (depreciation)	2,148,314
Purchases at cost	-
Sales at proceeds	(3,225,000)
Net discounts (premiums)	102,438
Transfers into	-
Transfers (out of)	-
Balance at the end of period	$ 1,823,064
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$ (311,441)

Level 3
JLS	Asset-Backed Securities
Balance at the beginning of period	$ 1,769,150
Gains (losses):	-
Net realized gains (losses)	(1,279,473)
Change in net unrealized appreciation (depreciation)	1,065,619
Purchases at cost	250,525
Sales at proceeds	(1,076,400)
Net discounts (premiums)	28,319
Transfers into	-
Transfers (out of)	-
Balance at the end of period	$ 757,740
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of period end	$(86,650)

4.	Portfolio Securities
Participation Commitments for JGH and NPCT:
With respect to the senior loans held in JGH’s and NPCT’s portfolio, the Funds may: 1) invest in assignments; 2) act as a participant in primary lending syndicates; or 3) invest in participations. If a Fund purchases a participation of a senior loan interest, the Fund would typically enter into a contractual agreement with the lender or other third party selling the participation, rather than directly with the borrower. As such, the Fund not only assumes the credit risk of the borrower, but also that of the selling participant or other persons inter positioned between the Fund and the borrower. As of the end of the reporting period, JGH and NPCT had no such outstanding participation commitments.
Repurchase Agreements:
In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the current fiscal period, and the collateral delivered related to those repurchase agreements.

Notes to Financial Statements
(continued)

Fund	Counterparty	Short-term Investments, at Value	Collateral Pledged (From) Counterparty
JGH	Fixed Income Clearing Corporation	$15,300,000	$(15,606,060)
NPCT	Fixed Income Clearing Corporation	13,825,000	(14,101,569)
Zero Coupon Securities:
A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.
Purchases and Sales:
Long-term purchases and sales during the current fiscal period were as follows:

Fund	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales and Maturities	U.S. Government Sales

JGH	$ 354,513,050	$ 3,822,656	$ 262,892,547	$ –

NPCT	26,990,947	76,273,626	51,099,441	85,212,902

JLS	22,494,685	7,913,973	26,270,648	10,022,638
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the current fiscal period, such amounts are recognized on the Statement of Assets and Liabilities.

5.	Derivative Investments
Each Fund is authorized to invest in certain derivative instruments. As defined by U.S. GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variables. Investments in derivatives as of the end of and/or during the current fiscal period, if any, are included within the Statement of Assets and Liabilities and the Statement of Operations, respectively.
Forward Foreign Currency Contracts:
During the current fiscal period, JGH and NPCT used foreign exchange forwards to hedge its exposure to Euro denominated positions.
A forward contract is an agreement between two parties to purchase or sell a specified quantity of a currency at or before a specified date in the future at a specified price.
Non-deliverable
forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. Forward contracts are typically traded in the over-the-counter
(“OTC”) markets and all details of the contract are negotiated between the counterparties to the agreement. Forward contracts are marked-to-market
daily and any resulting unrealized gains or losses are reflected as appreciation or depreciation on the Statement of Assets and Liabilities. The Funds realizes gains and losses at the time the forward contracts are closed and are included on the Statement of Operations. Risks may arise upon entering into forward contracts from unanticipated movements in the value of a foreign currency relative to the U.S. dollar; and that losses may exceed amounts recognized on the Statement of Assets and Liabilities.
The average notional amount of forward contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Forward Contracts Outstanding*
JGH	$4,375,095
NPCT	7,673,093
* The average notional amount is calculated based on the outstanding notional amount of contracts at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
The following table presents the forward foreign currency contracts subject to netting agreements and the collateral delivered related to those forward foreign currency contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Forward Foreign Currency Contracts*	Gross Unrealized (Depreciation) on Forward Foreign Currency Contracts*	Net Unrealized	Collateral Pledged to (from) Counterparty	Net Exposure
JGH	Morgan Stanley Capital Services LLC	$ -	$ (26,623)	$ (26,623)	$ -	$ (26,623)
	Toronto Dominion Bank	$ -	$ (97)	$ (97)	$ -	$ (97)
	Total	$ -	$ (26,720)	$ (26,720)	$ -	$ (26,720)
NPCT	Citibank N.A.	-	(15,655)	(15,655)	-	(15,655)
* Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Funds’ Portfolio of Investments.
Interest Rate Swap Contracts:
A Fund may enter into an interest rate swap contract to gain or reduce exposure to interest rates, to manage duration, the yield curve or interest rate risk. During the current fiscal period, JGH continued to utilize forward starting interest rate swap contracts to partially hedge its future interest cost of leverage.
Interest rate swap contracts involve the Fund’s agreement with the counterparty to pay or receive a fixed rate payment in exchange for the counterparty receiving or paying a variable rate payment. Forward interest rate swap contracts involve the Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”).
Upon entering into an interest rate swap contract (and beginning on the effective date for a forward interest rate swap contract), the Fund accrues the fixed rate payment expected to be paid or received and the variable rate payment expected to be received or paid on the interest rate swap contracts on a daily basis, and recognizes the daily change in the fair value of the Fund’s contractual rights and obligations under the contracts. The amount of the payment obligation for an interest rate swap is based on the notional amount and the termination date of the contract. Interest rate swap contracts do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss on such transactions is limited to the net amount of interest payments that the Fund is to receive from the counterparty. Payments paid (received) at the beginning of the measurement period are reflected as swap premiums paid (received) on the Statement of Assets and Liabilities, when applicable. Interest rate swaps can be settled either directly with the counterparty (“OTC”) or through a central clearinghouse (“centrally cleared”). For OTC swaps, the daily change in the market value of the swap contract, along with any daily interest fees accrued, are recognized as unrealized appreciation (depreciation) on interest rate swaps contracts on the Statement of Assets and Liabilities.
Upon the execution of a centrally cleared swap, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Securities deposited for initial margin, if any, are identified in the Portfolio of Investments and cash deposited for initial margin, if any, is reflected on the Statement of Assets and Liabilities. The Fund and the clearing broker are obligated to settle monies on a daily basis representing the changes in the value of the swap contracts. These daily cash settlements are known as “variation margin” and is recognized on the Statement of Assets and Liabilities as a receivable or payable for variation margin on interest rate swaps contracts.
Changes in the value of the swap contracts during the fiscal period are recognized as net unrealized appreciation (depreciation) of swaps contracts on the Statement of Operations. The net amount of periodic payments settled in cash are recognized as net realized gain (loss) from swap contracts on the Statement of Operations, in addition to the net realized gain or loss recorded upon the termination of the swap contract.
The average notional amount of interest rate swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Interest Rate Swap Contracts Outstanding*
JGH	$52,440,000
* The average notional amount is calculated based on the absolute aggregate notional amount of contracts outstanding at the beginning of the current fiscal period and at the end of each fiscal quarter within the current fiscal period.
Cross Currency Swap Contracts:
NPCT uses cross currency swap contracts to gain or mitigate exposure to foreign exchange markets. A cross currency swap is an agreement between two parties to exchange two different currencies with the understanding that the exchange will be reversed at a later date at specified exchange rates. During the current fiscal period, NPCT used cross currency swaps to hedge its Euro exposure to U.S. dollars.
Risks may arise upon entering into these contracts from the potential of default by counterparty and, depending on their terms, may be subject to foreign exchange risk.
Cross currency swap contracts are valued daily. Upon entering into a cross currency swap contract the exchange of currencies takes place at the current spot rate. For an OTC Uncleared swap not cleared through a clearing house, the amount recorded on these transactions is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or deprecation on cross currency swaps contracts.”
Upon the execution of an OTC Cleared swap, the Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open swap contracts, if any, is recognized as “Cash collateral at brokers for investments in swaps contracts” on the Statement of Assets and

Notes to Financial Statements
(continued)

Liabilities. Investments in OTC Cleared swaps obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior day’s
“mark-to-market”
of the swap. If a Fund has unrealized appreciation, the clearing broker would credit the Fund’s account with an amount equal to the appreciation and conversely if a Fund has unrealized depreciation, the clearing broker will debit a Fund’s account with an amount equal to the depreciation. These daily cash settlements are also known as “variation margin.” Variation margin for OTC Cleared swaps is recognized as a receivable and/or payable for “Variation margin on swaps contracts” on the Statement of Assets and Liabilities. Upon the execution of an OTC Uncleared swap, neither the Fund nor the counterparty is required to deposit initial margin as the trades are recorded bilaterally between both parties to the swap contract, and the terms of the variation margin are subject to a predetermined threshold negotiated by the Fund and the counterparty. Variation margin for OTC Uncleared swaps is recognized as a component of “Unrealized appreciation (depreciation) on cross currency swaps contracts” as described in the preceding paragraph.
The average notional amount of cross currency swap contracts outstanding during the current fiscal period was as follows:

Fund	Average Notional Amount of Swap Contracts Outstanding*
NPCT	$35,362,745
The following table presents the swap contracts subject to netting agreements and the collateral delivered related to those swap contracts as of the end of the reporting period.

Fund	Counterparty	Gross Unrealized Appreciation on Swaps**	Gross Unrealized (Depreciation) on Swaps**	Net Unrealized Appreciation (Depreciation) on Interest Rate Swaps	Swaps Premium Paid (Received)	Collateral Pledged to (from) Counterparty***	Net Exposure
NPCT	Citibank N.A.	$636,146	$-	$636,146	$20,673	$(695,745)	$(38,926)
	J.P. Morgan Securities Inc.	131,638	-	131,638	(2,475)	(266,958)	(137,795)
	Morgan Stanley Capital Services LLC	222,119	-	222,119	4,248	(238,847)	(12,480)
Total		$989,903	$-	$989,903	$22,446	$(1,201,550)	$(189,201)
**	Represents gross unrealized appreciation (depreciation) for the counterparty as reported in the Fund’s Portfolio of Investments.
***	For NPCT, the amount is held in a segregated account at the custodian and not included on the Statement of Assets and Liabilities.
As of the end of the reporting period, the Funds have invested in derivative contracts which are reflected in the Statement of Assets and Liabilities as follows:

		Asset Derivatives		Liability Derivatives
Derivative Instrument	Risk Exposure	Location	Value	Location	Value
JGH
Forward Foreign Currency Contracts	Foreign currency exchange rate	-	$–	Unrealized depreciation on forward contracts	$(26,720)
NPCT
Forward Foreign Currency Contracts	Foreign currency exchange rate	-	–	Unrealized depreciation on forward contracts	(15,655)
Cross Currency Swaps	Foreign currency exchange rate	Unrealized appreciation on cross currency swap contracts*	989,903	-	–
* Some swap contracts require a counterparty to pay or receive a premium, which is disclosed on the Statement of Assets and Liabilities and is not reflected in the cumulative unrealized appreciation (depreciation) presented above.
During the current fiscal period, the effect of derivative contracts on the Funds’ Statements of Operations was as follows:

Derivative Instrument	Risk Exposure	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
JGH
Forward foreign currency contracts	Foreign currency exchange rate	$(65,615)	$(26,720)
Swap contracts	Interest rate	1,288,175	(1,226,397)
NPCT
Forward foreign currency contracts	Foreign currency exchange rate	91,202	(431,277)
Swap contracts	Foreign currency exchange rate	537,159	(3,111,841)
Market and Counterparty Credit Risk:
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined
threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined
threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined
threshold amount.

6.	Fund Shares
JGH – Rights Offering:
On October 8, 2025, the Board approved the terms of the issuance of transferable rights (“Rights”) to the holders of the Fund’s common shares (par value $0.01 per share) (“Common Shares”) as of October 21, 2025 (the “Record Date”). Holders of Common Shares on the Record Date received one Right for each outstanding Common Share owned on the Record Date. The Rights entitled the holders to purchase one new Common Share for every four Rights held
(1-for-4)
for an aggregate of up to an additional 5,829,348 Common Shares.
Holders of Rights were entitled to subscribe for additional Common Shares (the “Offer”) at a discount to the market price of the Common Shares, prior to 5:00 p.m., Eastern time, on November 20, 2025 (the “Expiration Date”). The subscription price per Common Share (the “Subscription Price”) was $12.49 per Common Share, which was equal to 90% of the Fund’s net asset value per Common Share at the close of trading on the NYSE on the Expiration Date. The gross proceeds of the Offer were approximately $61.8 million.
The Common Shares subscribed for were issued on November 28, 2025, after completion and receipt of all shareholder payments. The final Subscription Price was lower than the original estimated Subscription Price.
Common Share Transactions:
Transactions in common shares for the Funds during the Funds’ current and prior fiscal period, where applicable, were as follows:

	JGH
	Year Ended 12/31/25	Year Ended 12/31/24
Common Shares:
Sold through rights offering	4,948,444	–
Total	4,948,444	–
Preferred Shares
Taxable Fund Preferred Shares:
NPCT has issued and has outstanding Taxable Fund Preferred (“TFP”) Shares, with a $1,000 liquidation preference per share. These TFP Shares were issued via private placement and are not publicly available.
The Fund is obligated to redeem its TFP Shares by the date as specified in its offering documents (“Term Redemption Date”), unless earlier redeemed by the Fund. TFP Shares are initially issued in a pre-specified
mode, however, TFP Shares can be subsequently designated as an alternative mode at a later date at the discretion of the Fund. The modes within TFP Shares detail the dividend mechanics and are described as follows. At a subsequent date, the Fund may establish additional mode structures with the TFP Share.
• Variable Rate Mode (“VRM”) – Dividends for TFP Shares designated in this mode are based upon a short-term index plus an additional fixed “spread” amount established at the time of issuance or renewal / conversion of its mode. At the end of the period of the mode, the Fund will be required to either extend the term of the mode, designate an alternative mode or redeem the TFP Shares.

Notes to Financial Statements
(continued)

The fair value of TFP Shares while in VRM are expected to approximate their liquidation preference so long as the fixed “spread” on the shares remains roughly in line with the “spread’ being demanded by investors on instruments having similar terms in the current market. In current market conditions, the Adviser has determined that the fair value of the shares are approximately their liquidation preference, but their fair value could vary if market conditions change materially.
• Variable Rate Demand Mode (“VRDM”) – Dividends for TFP Shares designated in this mode will be established by a remarketing agent; therefore, the market value of the TFP Shares is expected to approximate its liquidation preference. While in this mode, shares will have an unconditional liquidity feature that enable its shareholders to require a liquidity provider, which the Fund has entered into a contractual agreement, to purchase shares in the event that the shares are not able to be successfully remarketed. In the event that shares within this mode are unable to be successfully remarketed and are purchased by the liquidity provider, the dividend rate will be the maximum rate which is designed to escalate according to a specified schedule in order to enhance the remarketing agent’s ability to successfully remarket the shares. The Fund is required to redeem any shares that are still owned by a liquidity provider after six months of continuous, unsuccessful remarketing.
The Fund will pay a liquidity and remarketing fee on the aggregate principal amount of all TFP Shares while within VRDM. Payments made by the Fund to the liquidity provider and remarketing agent are recognized as “Liquidity fees” and “Remarketing fees”, respectively, on the Statement of Operations.
For financial reporting purposes, the liquidation preference of TFP Shares is recorded as a liability and is recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities. Dividends on the TFP shares are treated as interest payments for financial reporting purposes. Unpaid dividends on TFP shares are recognized as a component on “Interest payable” on the Statement of Assets and Liabilities. Dividends accrued on TFP Shares are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Subject to certain conditions, TFP Shares may be redeemed, in whole or in part, at any time at the option of the Fund. The Fund may also be required to redeem certain TFP shares if the Fund fails to maintain certain asset coverage requirements and such failures are not cured by the applicable cure date. The redemption price per share in all circumstances is equal to the liquidation preference per share plus any accumulated but unpaid dividends.
Cost incurred in connection with its offering of TFP Shares, were recorded as a deferred charge and are being amortized over the life of the shares. These offering costs are recognized as a component of “Taxable Fund Preferred (“TFP”) Shares, net of deferred offering costs” on the Statement of Assets and Liabilities and “Interest expense and amortization of offering costs” on the Statement of Operations.
As of the end of the reporting period, NPCT had $69,751,059 TFP Shares at liquidation preference, net of deferred offering costs. Further details of the Fund’s TFP Shares outstanding as of the end of the reporting period, were as follows:

Fund	Series	Shares Outstanding	Liquidation Preference	Term Redemption Date	Mode
NPCT	A	70,000	$70,000,000	May 2, 2033	VRM
The average liquidation preference of TFP Shares outstanding and the annualized dividend rate for the Fund during the current fiscal period were as follows:

Fund	Average Liquidation Preference of TFP Shares Outstanding	Annualized Dividend Rate
NPCT	$70,000,000	5.47%

7.	Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
Each Fund files income tax returns in U.S. federal and applicable state and local jurisdictions. A Fund’s federal income tax returns are generally subject to examination for a period of three fiscal years after being filed. State and local tax returns may be subject to examination for an additional period of time depending on the jurisdiction. Management has analyzed each Fund’s tax positions taken for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements.
Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing gains and losses on investment transactions. Temporary differences do not require reclassification. As of year end, permanent differences that resulted in reclassifications among the components of net assets relate primarily to bond premium amortization adjustments, complex securities character adjustments, foreign currency transactions, investments in MBS, nondeductible expenses, paydowns, and treatment of notional principal contracts. Temporary and permanent differences have no impact on a Fund’s net assets.
As of year end, the aggregate cost and the net unrealized appreciation/(depreciation) of all investments for federal income tax purposes were as follows:

Fund	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
JGH	$541,244,483	$17,840,225	$(8,581,058)	$9,259,167
NPCT	591,980,094	2,477,156	(95,999,891)	(93,522,735)
JLS	145,787,707	2,908,784	(12,159,257)	(9,250,473)
For purposes of this disclosure, tax cost generally includes the cost of portfolio investments as well as up-front
fees or premiums exchanged on derivatives and any amounts unrealized for income statement reporting but realized income and/or capital gains for tax reporting, if applicable.
As of year end, the components of accumulated earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Late-Year Loss Deferrals	Other Book-to-Tax Differences	Total
JGH	$–	$–	$9,262,533	$(140,139,745)	$–	$(39,423)	$(130,916,635)
NPCT	–	–	(93,506,045)	(75,818,652)	–	–	(169,324,697)
JLS	–	–	(9,250,472)	(5,457,746)	–	–	(14,708,218)
The tax character of distributions paid was as follows:

		12/31/25		12/31/24
Fund	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
JGH	$27,438,488	$–	$1,859,998	$26,169,198	$–	$2,617,124
NPCT	14,022,634	–	24,480,311	17,230,029	–	19,633,881
JLS	9,028,393	–	1,059,552	9,773,039	–	–
As of year end, the Funds had capital loss carryforwards, which will not expire:

Fund	Short-Term	Long-Term	Total
JGH	$28,186,573	$111,953,172	$140,139,745
NPCT	13,238,505	62,580,147	75,818,652
JLS	1,691,936	3,765,810	5,457,746
The following table presents income taxes paid by the Funds in foreign jurisdictions during the current fiscal period. The Funds did not pay any other income taxes.

Fund	JGH	NPCT	JLS
Income taxes by foreign jurisdictions:
Bermuda	$–	14,706	$–
Italy	–	(31,225)	–
Total income taxes paid, net of refunds	$–	$(16,519)	$–

8.	Management Fees and Other Transactions with Affiliates
Management Fees:
Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The
Sub-Advisers
are compensated for their services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund

Notes to Financial Statements
(continued)

shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Managed Assets	JGH Fund-Level Fee Rate	NPCT Fund-Level Fee Rate
For the first $500 million	0.7000%	0.8000%
For the next $500 million	0.6750	0.7750
For the next $500 million	0.6500	0.7500
For the next $500 million	0.6250	0.7250
For managed assets over $2 billion	0.6000	0.7000

Average Daily Managed Assets*	JLS Fund-Level Fee Rate
For the first $125 million	0.8000%
For the next $125 million	0.7875
For the next $150 million	0.7750
For the next $600 million	0.7625
For managed assets over $1 billion	0.7500
The annual complex-level fee, payable monthly, for each fund is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Complex-Level Fee
For the first $124.3 billion	0.1600%
For the next $75.7 billion	0.1350
For the next $200 billion	0.1325
For eligible assets over $400 billion	0.1300

*
The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen-branded closed-end
funds and Nuveen branded
open-end
funds (“Nuveen Mutual Funds”). Except as described below, eligible assets include the assets of all Nuveen-branded closed-end
funds and Nuveen Mutual Funds organized in the United States. Eligible assets do not include the net assets of: Nuveen fund-of-funds,
Nuveen money market funds, Nuveen index funds, Nuveen Large Cap Responsible Equity Fund or Nuveen Life Large Cap Responsible Equity Fund. In addition, eligible assets include a fixed percentage of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by the Adviser’s affiliate, Teachers Advisors, LLC (except those identified above). The fixed percentage will increase annually until May 1, 2033, at which time eligible assets will include all of the aggregate net assets of the active equity and fixed income Nuveen Mutual Funds advised by Teachers Advisors, LLC (except those identified above). Eligible assets include closed-end
fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end
funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

As of the end of the reporting period, the annual complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee

JGH	0.1560%

NPCT	0.1560

JLS	0.1560
Affiliated Investments:
Investments in other investment companies advised by the Adviser are deemed to be “affiliated investments”. A complete schedule of the portfolio holdings for each of the affiliated investments is filed with the SEC for the first and third quarters of each fiscal year on Form
N-PORT
and is available on the SEC’s website at www.sec.gov. A copy of the annual report, semi-annual report and financial statements is available for each of the affiliated investments at
https://www.nuveen.com/en-us/mutual-funds/prospectuses,
or upon request by calling (800)
257-8787.
Information regarding transactions with affiliated investments is as follows:

Issue	Value at 12/31/24	Purchases Cost	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Shares at 12/31/25	Value at 12/31/25	Dividend Income
JGH
Exchange-Traded Funds
United States
Nuveen AA-BBB CLO ETF	$–	$3,010,200	$–	$–	$(4,200)	120,000	$3,006,000	$17,880
Nuveen High Yield Corporate Bond ETF	–	14,480,700	–	–	19,300	580,000	14,500,000	29,072
Nuveen Securitized Income ETF	–	2,513,500	–	–	3,500	100,000	2,517,000	–
Total	$–	$20,004,400	$–	$–	$18,600	800,000	$20,023,000	$46,952

9.	Commitments and Contingencies
In the normal course of business, each Fund enters into a variety of agreements that may expose the Fund to some risk of loss. These could include certain agreements related to preferred shares, which are described elsewhere in these Notes to Financial Statements. The risk of future loss arising from such agreements, while not quantifiable, is expected to be remote. As of the end of the reporting period, the Funds did not have any unfunded commitments.
From time to time, the Funds may be party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of the Funds’ rights under contracts. As of the end of the reporting period, management has determined that any legal proceeding(s) the Funds are subject to, including those described within this report, are unlikely to have a material impact to any of the Funds’ financial statements.

10.	Borrowing Arrangements and Reverse Repurchase Agreements
Borrowings:
Each Fund has entered into a borrowing arrangement (“Borrowings”) as a means of leverage. As of the end of the reporting period, each Fund’s maximum commitment amount under these Borrowings is as follows:

Fund	Maximum Commitment Amount

JGH	$125,000,000

NPCT	80,000,000

JLS	3,100,000
As of the end of the reporting period, each Fund’s outstanding balance on its Borrowings was as follows:

Fund	Outstanding balance on Borrowings

JGH	$125,000,000

NPCT	62,500,000

JLS	2,520,000
JGH has entered into a
364-day
revolving line of credit. Interest is charged on these Borrowings to the drawn amount at a rate per annum equal to one-month
Term SOFR (“Secured Overnight Financing Rate”) plus 0.90%. The Fund also accrued a 0.15% per annum commitment fee based on the undrawn balance based on the maximum commitment amount of the Borrowings to the extent the unused portion of the Borrowings is less than 50% of the maximum commitment amount otherwise the per annum commitment fee is 0.25%. On November, 7, 2025, the Fund moved to a
180-day
revolving line of credit. All other terms of these Borrowings remain unchanged.
NPCT has entered into a committed financing agreement. Interest is charged on these Borrowings to the drawn amount at a rate per annum equal to Fed Funds plus 0.80% and accrues 0.25% per annum on the undrawn balance if the undrawn portion of the Borrowings on a particular day is more than 10% and a one-time
upfront fee of 0.05% of the maximum commitment amount.
JLS has entered into a committed financing agreement. Interest is charged on these Borrowings at OBFR (“Overnight Bank Funding Rate”) plus 1.70% per annum on the amount borrowed and 0.50% per annum on the undrawn balance which was waived for the reporting period.
During the current fiscal period, the average daily balance outstanding and average annual interest rate on each Fund’s Borrowings were as follows:

Notes to Financial Statements
(continued)

Fund	Utilization Period (Days Outstanding)	Average Daily Balance Outstanding	Average Annual Interest Rate

JGH	365	$107,535,616	5.23%

NPCT	365	62,500,000	4.82

JLS	365	2,520,000	6.06
Other Borrowings Information for the Funds:
In order to maintain these Borrowings, the Funds must meet certain collateral, asset coverage and other requirements. Each Fund’s Borrowings outstanding are fully secured by eligible securities held in each Fund’s portfolio of investments.
Each Fund’s Borrowings outstanding is recognized as “Borrowings” on the Statement of Assets and Liabilities. Interest expense and other fees incurred on the drawn amount and undrawn balance are recognized as a component of “Interest expense and amortization of offering costs” on the Statement of Operations.
Rehypothecation:
JLS has entered into a Rehypothecation Side Letter (“Side Letter”) with its prime brokerage lender, allowing it to re-register
the Pledged Collateral in its own name or in a name other than the Fund’s to pledge, repledge, hypothecate, rehypothecate, sell, lend or otherwise transfer or use the Pledged Collateral (the “Hypothecated Securities”) with all rights of ownership as described in the Side Letter. Subject to certain conditions, the total value of the outstanding Hypothecated Securities shall not exceed the lesser of (i) 98% of the outstanding balance on the Borrowings to which the Pledged Collateral relates and (ii) 33
1/3
 % of the Fund’s total assets. The Fund may designate any Pledged Collateral as ineligible for rehypothecation. The Fund may also recall Hypothecated Securities on demand.
The Fund also have the right to apply and
set-off
an amount equal to
one-hundred
percent (100%) of the then-current fair market value of such Pledged Collateral against the current Borrowings under the Side Letter in the event that the prime brokerage lender fails to timely return the Pledged Collateral and in certain other circumstances. In such circumstances, however, the Fund may not be able to obtain replacement financing required to purchase replacement securities and, consequently, the Fund’s income generating potential may decrease. Even if a Fund is able to obtain replacement financing, it might not be able to purchase replacement securities at favorable prices.
The Fund will receive a fee in connection with the Hypothecated Securities (“Rehypothecation Fees”) in addition to any principal, interest, dividends and other distributions paid on the Hypothecated Securities.
As of the end of the reporting period, the Fund had $1,525,880 in Hypothecated Securities. During the current fiscal period, the Fund earned Rehypothecation Fees of $707, which is recognized as “Rehypothecation income” on the Statement of Operations.
Reverse Repurchase Agreements:
During the current fiscal period, the fund utilized reverse repurchase agreements as a means of leverage.
Each Fund may enter into a reverse repurchase agreement with brokers, dealers, banks or other financial institutions that have been determined by the Adviser to be creditworthy. In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Fund. Cash received in exchange for securities delivered, plus accrued interest payments to be made by the Fund to a counterparty, are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recognized as a component of “Interest expense” on the Statement of Operations.
In a reverse repurchase agreement, the Fund retains the risk of loss associated with the sold security. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. Upon a bankruptcy or insolvency of a counterparty, the Fund is considered to be an unsecured creditor with respect to excess collateral and as such the return of excess collateral may be delayed.
As of the end of the current fiscal period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Fund	Counterparty	Rate	Principal Amount	Maturity	Value	Value and Accrued Interest
JGH	Societe Generale	4.17%	$(32,500,000)	12/31/49	$(32,500,000)	$(32,762,256)
NPCT	Societe Generale	4.15%	(36,820,000)	12/08/26	(36,820,000)	(36,921,869)
NPCT	Toronto-Dominion Bank/The	4.53%	(12,000,000)	1/15/26	(12,000,000)	(12,117,780)
Total			$(48,820,000)		$(48,820,000)	$(49,039,649)
JLS	Lucid Prime Fund LLC	4.86%	(7,068,000)	12/11/26	(7,068,000)	(7,087,203)
JLS	Royal Bank of Canada	5.39%	(8,975,000)	11/19/26	(8,975,000)	(9,074,585)
JLS	Societe Generale	5.04%	(12,094,000)	2/03/26	(12,094,000)	(12,193,835)
Total			$(28,137,000)		$(28,137,000)	$(28,355,623)
During the current fiscal period, the average daily balance outstanding and average annual interest rate on the Funds’ reverse repurchase agreements were as follows:

Fund	Utilization period (days outstanding)	Average daily balance outstanding	Weighted Average annual interest rate
JGH	365	$(21,134,247)	4.81%
NPCT	365	(48,820,000)	4.76%
JLS	365	(28,243,488)	5.50%
The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Fund	Counterparty	Reverse Repurchase Agreements*	Collateral Pledged to Counterparty
JGH	Societe Generale	$(32,762,256)	$(46,816,459)
NPCT	Societe Generale	(36,921,869)	(49,010,648)
	Toronto-Dominion Bank/The	(12,117,780)	(16,645,021)
JLS	Lucid Prime Fund LLC	(7,087,203)	(8,932,415)
	Royal Bank of Canada	(9,074,585)	(14,325,144)
	Societe Generale	(12,193,835)	(16,038,552)
* Represents gross value and accrued interest for the counterparty as reported in the preceding table.

11.	Inter-Fund Lending
Inter-Fund Borrowing and Lending:
The SEC has granted an exemptive order permitting registered open-end
and
closed-end
Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end
Nuveen funds, including the Funds covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end
funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.
The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
During the current fiscal period, none of the Funds covered by this shareholder report have entered into any inter-fund loan activity.

Shareholder Update

(Unaudited)
CURRENT INVESTMENT OBJECTIVE, INVESTMENT POLICIES AND PRINCIPAL RISKS OF THE FUND
NUVEEN GLOBAL HIGH INCOME FUND (JGH)
Investment Objective
The Fund’s investment objective is to provide a high level of current income.
Investment Policies
Under normal conditions, the Fund will invest at least 80% of its Managed Assets (as defined below) in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans, convertible debt securities and contingent capital securities.
The Fund will pursue its investment objective by following the sub-adviser’s
global high-income strategy, which invests in a portfolio of high yield (below investment grade) bonds and other income producing securities from around the world and across the capital structure and credit spectrum.
Under normal market conditions:

•
The Fund will invest at least 65% of its Managed Assets in securities that, at the time of investment, are rated below the four highest grades (those rated BB/Ba or lower) by at least one nationally recognized statistical rating organization (“NRSRO”) or are unrated but judged to be of comparable quality by the Fund’s sub-adviser.

•	No more than 15% of the Fund’s Managed Assets may be exposed to currencies other than the U.S. dollar, net of any currency hedging transactions.

•	The Fund will invest no more than 10% of its Managed Assets in U.S. dollar cash or cash equivalents.
The foregoing policies apply only at the time of any new investment.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of investing at least 80% of its Managed Assets in global income-producing securities including, but not limited to, corporate debt securities, U.S. and foreign government debt securities, mortgage- and asset-backed securities, preferred securities, secured and unsecured loans, convertible debt securities and contingent capital securities, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in corporate debt securities and debt securities of governmental issuers in all countries, including emerging market countries. The Fund generally intends to invest at least 30% of its Managed Assets in securities of issuers located outside of the United States, including in securities of issuers located in emerging market countries. The Fund will classify an issuer of a security as being a U.S. or
non-U.S.
issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security predominately trades, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. Furthermore, a country is considered to be an “emerging market” if it has a relatively low gross national product per capita compared to the world’s major economies and the potential for rapid economic growth. The Fund considers a country an emerging market country based on the determination of an international organization, such as the International Monetary Fund (“IMF”), or an unaffiliated, recognized financial data provider.
Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer’s debt securities. As a result of the added debt burden, the credit quality and market value of an issuer’s existing debt securities may decline significantly.

Debt securities of governmental issuers in all countries, including emerging market countries, may include: fixed-income securities issued or guaranteed by governments and governmental agencies or instrumentalities; fixed-income securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers; Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness; participations in loans between governments and financial institutions; or fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.
The Fund may invest in investments of an issuer that is in default or that is in bankruptcy or insolvency proceedings at the time of purchase. In addition, the Fund may hold investments that at the time of purchase are not in default or involved in bankruptcy or insolvency proceedings, but may later become so. Moreover, the Fund may invest in investments either rated CCC or lower, or unrated but judged by the portfolio managers to be of comparable quality. Some or many of these low-rated
investments, although not in default, may be “distressed,” meaning that the issuer is experiencing financial difficulties or distress at the time of acquisition.
The Fund invests in convertible securities, which may include convertible debt, convertible preferred stock, synthetic convertible securities and may also include secured and unsecured debt, based upon the judgment of the Fund’s sub-adviser.
Convertible securities may pay interest or dividends that are based on a fixed or floating rate. A convertible security is a preferred stock, warrant or other security that may be converted into or exchanged for a prescribed amount of common stock or other security of the same or a different issuer or into cash within a particular period of time at a specified price or formula.
The Fund invests in contingent capital securities (sometimes referred to as “CoCos”). CoCos are hybrid securities, issued primarily by non-U.S. financial institutions, which have loss absorption mechanisms benefitting the issuer built into their terms. CoCos generally provide for mandatory conversion into the common stock of the issuer or a write-down of the principal amount or value of the CoCos upon the occurrence of certain triggers linked to regulatory capital thresholds. In addition, they may provide for mandatory conversion or a principal write-down upon the occurrence of certain events such as regulatory actions calling into question the issuing banking institution’s continued viability as a going-concern. Equity conversion or principal write-down features are tailored to the issuer and its regulatory requirements and, unlike traditional convertible securities, conversions are not voluntary.
The Fund may invest in mortgage-backed securities (“MBS”) guaranteed by, or secured by collateral that is guaranteed by, the United States government, its agencies, instrumentalities or sponsored corporations. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest.
The Fund may invest in commercial mortgage-backed securities (“CMBS”). CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental
issuers. CMBS have no governmental guarantee.
The Fund may also invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage
related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund may invest in catastrophe bonds, which typically are backed by a secured collateral account. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. If no trigger event occurs, the Fund would typically recover its principal plus interest.
The Fund may invest in collateralized loan obligations (“CLOs”) and other collateralized debt obligations (“CDOs”). CLOs and CDOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses.
The Fund may invest in preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate

Shareholder Update
(continued)

to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value. The term “preferred securities” also includes certain hybrid securities and other types of preferred securities that do not have the traditional features described above.
The Fund may invest in fixed and floating rate loans. Loans may include senior loans and secured and unsecured junior loans, including subordinated loans, second lien or more junior loans and bridge loans. Loans are typically arranged through private negotiations between borrowers in the United States or in foreign or emerging markets which may be corporate issuers or issuers of sovereign debt obligations and one or more financial institutions and other lenders. The Fund may invest in loans by purchasing assignments of all or a portion of loans or loan participations from third parties. Loan participations are loans that are shared by a group of lenders.
The Fund may invest in Real Estate Investment Trusts (“REITs”). A common type of real estate company, a REIT, is a company that pools investors’ funds for investment primarily in income-producing real estate or in real estate related loans (such as mortgages) or other interests. Therefore, a REIT normally derives its income from rents or from interest payments, and may realize capital gains by selling properties that have appreciated in value. REITs generally pay relatively high dividends (as compared to other types of companies) and the Fund intends to use these REIT dividends in an effort to meet its primary objective of high current income.
The Fund’s investments include investment grade and below investment grade securities. Below investment grade securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in
payment-in-kind
securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may buy and sell securities on a when-issued or delayed delivery basis, making payment or taking delivery at a later date, normally within 15 to 45 days of the trade date.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include options, financial futures contracts, swap contracts (including interest rate, credit default swaps and currency swaps), options on financial futures, options on swap contracts, forward foreign currency contracts and options on foreign currencies or other derivative instruments. The Fund’s use of currency-related derivative instruments will be limited to hedging purposes only.
The Fund may also invest in securities of other open- or
closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may source leverage through the issuance of “senior securities,” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in U.S. dollar cash or cash equivalents, including obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Fund may not achieve its investment objective during such periods.

NUVEEN CORE PLUS IMPACT FUND (NPCT)
Investment Objective
The Fund’s investment objective is to seek total return through high current income and capital appreciation, while giving special consideration to certain impact and environmental, social and governance (“ESG”) criteria.
Investment Policies
Under normal market conditions, the Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria (as defined below) or Nuveen’s ESG criteria.
The Fund seeks to achieve its investment objective by investing in fixed-income investments of any type, including asset-backed securities, corporate bonds, preferred securities, residential and commercial mortgage-backed securities, taxable and tax-exempt
municipal bonds, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
The Fund’s investment in fixed-income investments of any type is subject to Nuveen’s proprietary public market impact framework criteria (the “Impact Criteria”) or Nuveen’s ESG criteria. The Impact Criteria are designed to identify investments that will generate positive, measurable social and environmental impact alongside a competitive financial return. These investments provide direct access to issuers and/or individual projects across four social and environmental themes: Affordable Housing, Community and Economic Development, Renewable Energy and Climate Change, and Natural Resources. The portion of the Fund invested in accordance with the Impact Criteria is not required to meet ESG criteria provided by a third party.
The Fund may seek to provide exposure to certain Regulation S securities by investing in Core Plus Impact Fund, Ltd. (the “Subsidiary”), a wholly owned subsidiary of the Fund, which will invest primarily in Regulation S securities.
Under normal market conditions:

•
The Fund will invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria or Nuveen’s ESG criteria.

•
The Fund may invest up to 50% of its Managed Assets (as defined above) in below investment grade investments (investments rated BB+/ Ba1 or lower at the time of investment or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality).

•
The Fund may invest no more than 10% of its Managed Assets in investments rated CCC/Caa or lower at the time of investment (or are unrated but judged by the Fund’s sub-adviser
to be of comparable quality), including defaulted investments.

•	The Fund may invest without limitation in investments of foreign issuers, with no more than 30% of its Managed Assets in investments of foreign issuers that are located in emerging market countries.

•
The Fund may invest without limitation in restricted and illiquid investments (including investments that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”)).

The foregoing policies apply only at the time of any new investment.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes in fixed-income investments of any type, which are subject to the Impact Criteria or Nuveen’s ESG criteria, such policy may not be changed without 60 days’ prior written notice to shareholders.
Portfolio Contents
The Fund generally invests in a portfolio of fixed-income investments of any type, including asset-backed securities, corporate bonds, preferred securities, residential and commercial mortgage-backed securities, taxable and tax-exempt
municipal bonds, senior loans and loan participations and assignments, sovereign debt instruments, debt securities issued by supranational agencies, and U.S. government securities (securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).
Corporate bonds are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate bonds lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate bonds are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature.

Shareholder Update
(continued)

Corporate bonds come in many varieties and may differ in the way that interest is calculated, the amount and frequency of payments, the type of collateral, if any, and the presence of special features (e.g., conversion rights). The Fund’s investments in corporate bonds may include, but are not limited to, senior, junior, secured and unsecured bonds, notes and other debt securities, and may be fixed rate, variable rate or floating rate, among other things. Holders of corporate bonds, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the issuer for the principal and interest due to them, and may have a prior claim over other creditors, but are generally subordinate to any existing lenders in the issuer’s capital structure.
The Fund will invest in investments of emerging market issuers. The Fund’s emerging market investments include a broad range of investments of emerging market issuers such as government bonds, corporate bonds, and other sovereign or quasi-sovereign debt instruments. The Fund will classify an issuer of an investment based on the issuer’s country of origin, generally as determined by an unaffiliated, recognized financial data provider. An issuer’s country or origin is based on a number of criteria, such as the issuer’s country of domicile or country in which the issuer conducts its primary operations, the primary exchange on which its securities trade, the location from which the majority of the issuer’s revenue comes, and the issuer’s reporting currency. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the International Finance Corporation, or by financial industry analysts like MSCI, Inc., which compiles the MSCI Emerging Markets Index, and J.P. Morgan Chase & Co., which compiles several fixed-income emerging markets benchmarks; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Notwithstanding the foregoing, the fixed-income portfolio management team generally views Israel as an emerging market.
The Fund may invest in sovereign securities. Sovereign securities are issued or guaranteed by foreign sovereign governments or their agencies, authorities, political subdivisions or instrumentalities, and supranational agencies. A supranational agency is a multinational union or association in which member countries cede authority and sovereignty on a limited number of matters to the group, whose decisions are binding upon its members. Quasi-sovereign securities typically are issued by companies or agencies that may receive financial support or backing from a local government or in which the government owns a majority of the issuer’s voting shares. The ability of a foreign sovereign issuer, especially in an emerging market country, to make timely and ultimate payments on its debt obligations will be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rate and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its export in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multinational organizations. There may be no bankruptcy proceedings similar to those in the U.S. by which defaulted interest may be collected.
The Fund may invest in taxable and
tax-exempt
municipal securities, including municipal bonds, and notes and other securities issued by states, cities and local authorities and certain possessions and territories of the United States (such as Puerto Rico and Guam) to finance or refinance public purpose projects such as roads, schools, and water supply systems. Municipal bonds may also be issued to finance and refinance privately owned facilities or projects deemed to serve a public purpose. Municipal bonds may be issued on a long-term basis to provide long-term financing. The repayment of such debt may be secured generally by a pledge of the full faith and credit taxing power of the issuer, a limited or special tax, or any other revenue source, including project revenue. Municipal bonds may also be issued to finance projects on a short-term interim basis, anticipating repayment with the proceeds of long-term debt.
The Fund may invest in asset-backed securities (“ABS”). ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. In a basic securitization structure, an entity, often a financial institution, originates or otherwise acquires a pool of financial assets, either directly or through an affiliate. It then sells the financial assets, again either directly or through an affiliate, to a specially created investment vehicle that issues securities “backed” or supported by those financial assets, which securities are ABS. Payment on the ABS depends primarily on the cash flows generated by the assets in the underlying pool and other rights designed to assure timely payment, such as liquidity facilities, guarantees or other features generally known as credit enhancements.
The Fund may invest in U.S. government obligations. Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.
The Fund may invest in mortgage-backed securities (“MBS”), including commercial mortgage-backed securities (“CMBS”). MBS is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans. CMBS are backed by a pool of mortgages on commercial property.
The Fund may invest in preferred securities. Traditional preferred securities are generally equity securities of the issuer that have priority over the issuer’s common shares as to the payment of dividends (i.e., the issuer cannot pay dividends on its common shares until the dividends on the preferred shares are current) and as to the payout of proceeds of a bankruptcy or other liquidation, but are subordinate to an issuer’s senior debt and junior debt as to both types of payments. Additionally, in a bankruptcy or other liquidation, traditional preferred securities are generally subordinate to an issuer’s trade creditors and other general obligations. Traditional preferred securities may be perpetual or have a term, and typically have a fixed liquidation (or “par”) value.

The term “preferred securities” also includes certain hybrid securities and other types of preferred securities that do not have the traditional features described above. Preferred securities that are hybrid securities often behave similarly to investments in traditional preferred securities and are regarded by market investors as being part of the preferred securities market. Such hybrid securities possess varying combinations of features of both debt and traditional preferred securities and as such they may constitute senior debt, junior debt or preferred shares in an issuer’s capital structure. Thus, they may not be subordinate to a company’s debt securities (as are traditional preferred securities).
The Fund may invest in loans, including senior secured loans, unsecured and/or subordinated loans, loan participations, unfunded contracts and assignments. These loans are typically made by or issued to corporations primarily to finance acquisitions, refinance existing debt, support organic growth, or pay out dividends, and are typically originated by large banks and are then syndicated out to institutional investors as well as to other banks. Loans typically bear interest at a floating rate, although some loans pay a fixed rate. Floating rate loans have interest rates that reset periodically, typically monthly or quarterly. The interest rates on floating rate loans are generally based on the Secured Overnight Financing Rate (“SOFR”), a U.S. bank’s prime or base rate, the overnight federal funds rate or another rate. Due to their lower place in the borrower’s capital structure, unsecured and/or subordinated loans involve a higher degree of overall risk than senior bank loans of the same borrower. Loan participations are loans that are shared by a group of lenders. Unfunded commitments are contractual obligations by lenders (such as the Fund) to loan an amount in the future or that is due to be contractually funded in the future. Assignments may be arranged through private negotiations between potential assignees and potential assignors, and the rights and obligations acquired by the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.
Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. The types of covenants included in loan agreements generally vary depending on market conditions, the creditworthiness of the borrower, the nature of the collateral securing the loan and other factors. Such restrictive covenants normally allow for early intervention and proactive mitigation of credit risk by providing lenders with the ability to (1) intervene and either prevent or restrict actions that may potentially compromise the borrower’s ability to repay the loan and/or (2) obtain concessions from the borrower in exchange for waiving or amending a particular covenant. Loans with fewer or weaker restrictive covenants may limit the Fund’s ability to intervene or obtain additional concessions from borrowers.
The Fund’s portfolio may contain restricted and illiquid investments (i.e., investments that are not readily marketable), including, but not limited to, restricted investments (investments the disposition of which is restricted under the federal securities laws), investments that may be resold only pursuant to Rule 144A under the 1933 Act that are deemed to be illiquid, and certain repurchase agreements. Restricted investments may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the 1933 Act.
The Fund may also invest directly in Regulation S securities that are freely tradable in the U.S. Regulation S securities are debt or equity securities of U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the 1933 Act. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale.
The Fund may seek to provide exposure to Regulation S securities that are not freely tradable in the U.S. by investing in the Subsidiary, which will invest primarily in Regulation S securities.
The Fund may invest in zero coupon bonds. A zero coupon bond is a bond that typically does not pay interest for the entire life of the obligation or for an initial period after the issuance of the obligation.
The Fund may invest in
payment-in-kind
securities (“PIKs”). PIKs pay dividends or interest in the form of additional securities of the issuer, rather than in cash. Each of these instruments is typically issued and traded at a deep discount from its face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the securities, prevailing interest rates, the liquidity of the security and the perceived credit quality of the issuer.
The Fund may invest in securities of other
open-end
or
closed-end
investment companies, including exchange-traded funds (“ETFs”), that invest primarily in the types of investments in which the Fund may invest directly.
The Fund may invest without limitation in credit default swaps, and may enter into credit default swaps as either a buyer or a seller. The credit default swaps in which the Fund may invest include credit default swap indices (“CDX”) and those in which the underlying reference instrument is the debt obligation of a single reference issuer (“single-name CDS”). A CDX is a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. Certain CDX instruments are subject to mandatory central clearing and exchange trading, which may reduce counterparty credit risk and increase liquidity compared to other credit default swaps or CDX transactions. Unlike other types of credit default swaps, single-name CDS do not have the benefit of diversification across many issuers.
In addition to credit default swaps, the Fund also may invest in certain derivative instruments in pursuit of its investment objective. Such instruments include financial futures contracts and options thereon, forward contracts, swaps (with varying terms, including interest rate swaps), options on swaps and other fixed-income derivative instruments. The Fund’s sub-adviser
may use derivative instruments to attempt to hedge some of the risk of the Fund’s investments, to limit exposure to losses due to changes to foreign currency exchange rates or as a substitute for a position in the underlying asset.
Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuances of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that may have the economic effect of leverage by creating additional investment exposures, such as inverse floating rate securities and reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.

Shareholder Update
(continued)

Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies. During such periods, the Fund may invest up to 100% of its Managed Assets in short-term investments, including high quality, short-term securities or may invest in short-, intermediate-, or long-term U.S. Treasury securities. The Fund may not achieve its investment objective during such periods.

NUVEEN MORTGAGE AND INCOME FUND (JLS)
Investment Objective
The Fund’s investment objective is to generate high current income through opportunistic investments in securitized credit.
Investment Policies
Under normal circumstances, the Fund will invest at least 80% of its Assets (as defined below) in mortgage related assets (including mortgage-backed securities (“MBS”) and other income producing securities (including asset-backed securities (“ABS”), bonds, debt securities and other similar instruments.)
“Assets” mean the net assets of the Fund plus the amount of any borrowings for investment purposes.
Under normal market circumstances, the Fund invests at least 50% of its Managed Assets (as defined below) in MBS, including residential MBS (“RMBS”) and commercial mortgage backed-securities (“CMBS”).As a fundamental policy, the Fund concentrates its investments in MBS and expressly treats MBS as a single industry or group of industries.
Under normal market conditions:

•
The Fund may invest up to 50% of its Managed Assets in
non-mortgage
related asset-backed securities (“ABS”), including but not limited to any asset that generates reliable cash flows including collateralized loan obligations (“CLOs”) as well as pools of consumer auto loans, credit card receivables, aircraft leases and maintenance agreements, timeshare agreements, and solar photovoltaics.

•	The Fund may investment up to 5% of its Managed Assets in catastrophe bonds.
The foregoing policies apply only at the time of any new investment.
“Managed Assets” mean the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). Total assets for this purpose shall include assets attributable to the Fund’s use of leverage (whether or not those assets are reflected in the Fund’s financial statements for purposes of generally accepted accounting principles), and derivatives will be valued at their market value.
Approving Changes in Investment Policies
The Board of Trustees of the Fund may change the policies described above without a shareholder vote. However, with respect to the Fund’s policy of concentrating its investments in MBS such policy may not be changed without the approval of the holders of a majority of the outstanding common shares and preferred shares voting together as a single class, and the approval of the holders of a majority of the outstanding preferred shares, voting separately as a single class. A “majority of the outstanding” shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy or (ii) more than 50% of the shares, whichever is less.
Portfolio Contents
The Fund generally invests in MBS. MBS are structured debt obligations collateralized by pools of commercial or residential mortgages. Pools of mortgage loans and mortgage-related loans, such as mezzanine loans, are assembled into pools of assets that secure or back securities sold to investors by various governmental, government-related and private organizations. MBS in which the Fund may invest include those with fixed, floating or variable interest rates, those with interest rates that change based on a specified index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that do not bear interest. The Fund may invest in subprime mortgages or MBS that are backed by subprime mortgages.
The Fund may invest in RMBS. RMBS are securities with payments which depend (except for rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities) primarily on the cash flow from residential mortgage loans made to borrowers that are secured on a first priority basis or second priority basis, subject to permitted liens, easements and other encumbrances by residential real estate
(one-to
four-family properties) the proceeds of which are used to purchase real estate and purchase or construct dwellings thereon (or to refinance indebtedness previously so used). Residential mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan secured by residential property is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair borrowers’ abilities to repay their loans.
The
non-agency
RMBS in which the Fund may invest are issued by, among others, commercial banks, investment banks, and mortgage originators. Timely payment of principal and interest on mortgage-related securities backed by pools created by non-governmental
issuers often is supported partially by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance. The insurance and guarantees are issued by private insurers.
The agency RMBS in which the Fund may invest represent participations in, are secured by or payable from, mortgage loans secured by real residential property. Agency RMBS may include agency mortgage pass-through certificates issued or guaranteed by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”) and/or the Federal Home Loan Mortgage Corporation (“FHLMC”). These mortgage pass-through certificates provide for the pass-through to investors of their pro rata share of monthly payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such

Shareholder Update
(continued)

securities and the servicer of the underlying loans. GNMA, FNMA and FHLMC guarantee timely distributions of interest and principal to shareholders. Agency RMBS may also include agency collateralized mortgage obligations (“CMOs”), which are debt obligations issued by GNMA, FNMA or FHLMC.
The Fund may invest in CMBS. CMBS generally are multi-class debt or pass-through certificates secured or backed by mortgage loans on commercial properties. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. This protection generally is provided by having the holders of subordinated classes of securities take the first loss if there are defaults on the underlying commercial mortgage loans. Other protection, which may benefit all of the classes or particular classes, may include issuer guarantees, reserve funds, cross-collateralization and over-collateralization. The Fund may invest in CMBS issued or sponsored by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental
issuers. CMBS have no governmental guarantee.
The Fund also may invest in stripped MBS (“Stripped MBS”). Stripped MBS are created by segregating the cash flows from underlying mortgage loans or mortgage securities to create two or more new securities, each with a specified percentage of the underlying security’s principal or interest payments. Mortgage securities may be partially stripped so that each investor class receives some interest and some principal. When securities are completely stripped, however, all of the interest is distributed to holders of one type of security, known as an interest-only security (“IO”), and all of the principal is distributed to holders of another type of security known as a principal-only security (“PO”). Strips can be created in a pass-through structure or as tranches of a CMO. The yields to maturity on IOs and POs are very sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets.
The Fund may also invest in ABS. ABS are securities that are primarily serviced by the cash flows of a discrete pool of receivables or other financial assets, either fixed or revolving, that by their terms convert into cash within a finite time period. Asset-backed securitization is a financing technique in which financial assets, in many cases themselves less liquid, are pooled and converted into instruments that may be offered and sold in the capital markets. While residential mortgages were the first financial assets to be securitized in the form of MBS, non-mortgage
related securitizations have grown to include many other types of financial assets, such as credit card receivables, auto loans and student loans.
The Fund may invest in catastrophe bonds, which typically are backed by a secured collateral account. Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. If no trigger event occurs, the Fund would typically recover its principal plus interest.
The Fund may invest in CLOs and other collateralized debt obligations (“CDOs”). CLOs and other CDOs are types of asset-backed securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CLOs and other CDOs may charge management fees and administrative expenses.
The Fund’s may invest in below investment securities. Below investment securities (such securities are commonly referred to as “high yield” or “junk”) generally provide high income in an effort to compensate investors for their higher risk of default, which is the failure to make required interest or principal payments.
The Fund may enter into repurchase agreements (the purchase of a security coupled with an agreement to resell that security at a higher price) with respect to its permitted investments. The Fund’s repurchase agreements will provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the agreement, and will be marked-to-market
daily. The Fund may also utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction.
The Fund may invest in illiquid securities (i.e., securities that are not readily marketable), including, but not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may be resold only pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”), and repurchase agreements with maturities in excess of seven days. Illiquid securities may also include securities legally restricted as to resale, such as securities issued pursuant to Section 4(a)(2) of the 1933 Act.
The Fund may enter into certain derivative instruments in pursuit of its investment objective, including to seek to enhance return, to hedge certain risks of its investments in fixed-income securities or as a substitute for a position in the underlying asset. Such instruments include financial futures contracts, swap contracts (including interest rate and credit default swaps), options on financial futures, options on swap contracts or other derivative instruments.
The Fund may also invest in securities of other open- or
closed-end
investment companies (including exchange-traded funds (“ETFs”)) that invest primarily in securities of the types in which the Fund may invest directly, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations issued thereunder and applicable exemptive orders issued by the Securities and Exchange Commission (“SEC”).

Use of Leverage
The Fund uses leverage to pursue its investment objective. The Fund may source leverage through the issuance of “senior securities” as defined under the 1940 Act, which include (1) borrowings, including loans from financial institutions; (2) the issuance of debt securities; and (3) the issuance of preferred shares of beneficial interest (“Preferred Shares”). In addition, the Fund may also use certain derivatives and other financing instruments that have the economic effect of leverage by creating additional investment exposures, such as reverse repurchase agreements. The amount and sources of leverage will vary depending on market conditions.
Temporary Defensive Periods
During temporary defensive periods the Fund may deviate from its investment objective and policies, and in order to keep the Fund’s cash fully invested, the Fund may invest any percentage of its total assets in high quality investments. The Fund may not achieve its investment objective during such periods.

Shareholder Update
(continued)

PRINCIPAL RISKS OF THE FUNDS
The factors that are most likely to have a material effect on a particular Fund’s portfolio as a whole are called “principal risks.” Each Fund is subject to the principal risks indicated below, whether through direct investment or derivative positions. Each Fund may be subject to additional risks other than those identified and described below because the types of investments made by a Fund can change over time.

Risk	JGH	NPCT	JLS

Portfolio Level Risks
Below Investment Grade Risk	X	X	X
Call Risk	X	X	X
Catastrophe Bond Risk	X	-	X
Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk	X	-	X
Concentration Risk	-	-	X
Contingent Capital Securities (“CoCos”) Risk	X	-	-
Convertible Securities Risk	X	-	-
Counterparty Risk	X	X	X
Credit Risk	X	X	X
Credit Spread Risk	X	X	X
Debt Securities Risk	X	X	X
Distressed or Defaulted Securities Risk	X	X	-
Deflation Risk	X	X	X
Derivatives Risk	X	X	X
Duration Risk	X	X	X
Extension Risk	X	-	X
Financial Futures and Options Transactions Risk	X	X	X
Foreign Currency Risk	X	X	-
Forward Currency Contracts Risk	X	-	-
Foreign/Emerging Markets Issuer Risk	X	X	-
Hedging Risk	X	X	X
Impact Criteria and Environmental, Social and Governance (“ESG”) Criteria Investing Risk	-	X	-
Income Risk	X	X	X
Inflation Risk	X	X	X
Interest Rate Risk	X	X	X
Inverse Floating Rate Securities Risk	-	X	-
Loan Participation Risk	X	X	-
Loan Risk	X	X	-
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk	X	X	X
Other Investment Companies Risk	X	X	X
Preferred Securities Risk	X	X	-
Real Estate Related Securities Risk	X	-	-
Regulation S Securities Risk	-	X	-
Reinvestment Risk	X	X	X
Restricted and Illiquid Investments Risk	X	X	X

Risk	JGH	NPCT	JLS
Portfolio Level Risks
Senior Loan Risk	X	X	-
Senior Loan Agent Risk	X	X	-
Sovereign Government and Supranational Debt Risk	X	X	-
Swap Transactions Risk	X	X	X
Unrated Securities Risk	X	X	X
U.S. Government Securities Risk	X	X	X
Valuation Risk	X	X	X
When-Issued and Delayed-Delivery Transactions Risk	X	-	-
Zero Coupon or Pay-In-Kind Securities Risk	X	X	-

Fund Level and Other Risks
Anti-Takeover Provisions	X	X	X
Borrowing Risk	X	X	X
Cybersecurity Risk	X	X	X
Distribution Risk	X	X	-
Global Economic Risk	X	X	X
Investment and Market Risk	X	X	X
Legislation and Regulatory Risk	X	X	X
Leverage Risk	X	X	X
Limited Term and Tender Offer Risk	-	X	-
Market Discount from Net Asset Value	X	X	X
Recent Market Conditions	X	X	X
Reverse Repurchase Agreement Risk	X	X	X
Risk of Taxable Income in Excess of Economic Income	-	-	X
Subsidiary Risk	-	X	-
Fund Tax Risk	X	X	X

Shareholder Update
(continued)

Portfolio Level Risks:
Below Investment Grade Risk.
Investments of
below
investment grade quality are regarded as having speculative characteristics with respect to the issuer’s capacity to pay dividends or interest and repay principal, and may be subject to higher price volatility and default risk than investment grade investments of comparable terms and duration. Issuers of lower grade investments may be highly leveraged and may not have available to them more traditional methods of financing. The prices of these lower grade investments are typically more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn. The secondary market for lower rated investments may not be as liquid as the secondary market for more highly rated investments, a factor which may have an adverse effect on the Fund’s ability to dispose of a particular investment. If a below investment grade investment goes into default, or its issuer enters bankruptcy, it might be difficult to sell that security in a timely manner at a reasonable price.
Call Risk.
The Fund may invest in securities that
are
subject to call risk. Such securities may be redeemed at the option of the issuer, or “called,” before their stated maturity or redemption date. In general, an issuer will call its instruments if they can be refinanced by issuing new instruments that bear a lower interest rate. The Fund is subject to the possibility that during periods of falling interest rates, an issuer will call its high yielding securities. The Fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Catastrophe Bonds Risk.
Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. If no trigger event occurs, the Fund typically would recover its principal plus interest.
The rating, if any, of catastrophe bonds, reflects the rating agency’s calculated probability that a pre-defined
trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and resulting in a loss to the Fund. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds may also be illiquid.
Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk.
The risks of an investment in CDOs, including CLOs, depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income investments, CDOs and CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral assets may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs or CLOs may be subordinate to other classes; and (4) the complex structure of the investment may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs and CLOs may also charge management and other administrative fees, which are in addition to those charged by the Fund.
Concentration Risk.
The Fund’s investments are concentrated in issuers of one or a few specific economic sectors, so the Fund may be subject to more risks than if it were broadly diversified across the economy.
Contingent Capital Securities (“CoCos”) Risk.
A loss absorption mechanism trigger event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition (e.g., a decrease in the issuer’s capital ratio) and status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the trigger event, the market price of the issuer’s common stock received by the Fund will have likely declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s net asset value. Further, the issuer’s common stock would be subordinate to the issuer’s other classes of securities and therefore would worsen the Fund’s standing in a bankruptcy proceeding. In addition, because the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero. In view of the foregoing, CoCos are often rated below investment grade and are subject to the risks of below investment grade securities.
CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. Coupon payments on CoCos may be discretionary and may be cancelled by the issuer for any reason or may be subject to approval by the issuer’s regulator and may be suspended in the event there are insufficient distributable reserves.
In certain scenarios, investors in CoCos may suffer a loss of capital ahead of equity holders or when equity holders do not. There is no guarantee that the Fund will receive a return of principal on CoCos. Any indication that an automatic write-down or conversion event may occur can be expected to have a material adverse effect on the market price of CoCos.
The prices of CoCos may be volatile. Additionally, the trading behavior of a given issuer’s CoCo may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo may cause a decline in value of one or more CoCos held by a fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other similarly structured securities.

CoCos are issued primarily by financial institutions.
Therefore
, CoCos present substantially increased risks at times of financial turmoil, which could affect financial institutions more than companies in other sectors and industries.
Convertible Securities Risk.
Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks that are typically associated with debt, including but not limited to Interest Rate Risk, Credit Risk, Below Investment Grade Risk and Unrated Securities Risk. The value of a convertible security is influenced by both the yield of non-convertible
securities of comparable issuers and by the value of the underlying common stock. Convertible securities generally offer lower interest or dividend yields than non-convertible
securities of similar credit quality. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, the convertible security’s market value tends to reflect the market price of the common stock of the issuing company when that stock price is greater than the convertible security’s “conversion price.” The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated common stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, the convertible security may not decline in price to the same extent as the underlying common stock. Convertible securities fall below debt obligations of the same issuer in order of preference or priority in the event of a liquidation and are typically unrated or rated lower than such debt obligations.
Credit Risk.
Issuers of securities in which the Fund may invest may default on their obligations, including to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a security experiencing non-payment
and potentially a decrease in the net asset value (“NAV”) of the Fund. With respect to the Fund’s investments that are secured, there can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment
of scheduled dividend, interest or principal or that such collateral could be readily liquidated. In the event of the bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing an investment. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected.
Counterparty Risk.
Changes in the credit quality of the companies that serve as the Fund’s counterparties with respect to derivatives or other transactions supported by another party’s credit will affect the value of those instruments. Certain entities that have served as counterparties in the markets for these transactions have incurred or may incur in the future significant financial hardships including bankruptcy and losses as a result of exposure to sub-prime
mortgages and other lower-quality credit investments. As a result, such hardships have reduced these entities’ capital and called into question their continued ability to perform their obligations under such transactions. By using such derivatives or other transactions, the Fund assumes the risk that its counterparties could experience similar financial hardships. In the event of the insolvency of a counterparty, the Fund may sustain losses or be unable to liquidate a derivatives position.
Credit Spread Risk.
Credit spread risk is the risk that credit spreads (i.e., the difference in yield between securities that is due to differences in their credit quality) may increase when the market believes that securities generally have a greater risk of default. Increasing credit spreads may reduce the market values of the Fund’s securities. Credit spreads often increase more for lower rated and unrated securities than for investment grade securities. In addition, when credit spreads increase, reductions in market value will generally be greater for longer-maturity securities.
Debt Securities Risk.
Issuers of debt instruments in which the Fund may invest may default on their obligations to pay principal or interest when due. This non-payment
would result in a reduction of income to the Fund, a reduction in the value of a debt instrument experiencing non-payment
and, potentially, a decrease in the NAV of the Fund. There can be no assurance that liquidation of collateral would satisfy the issuer’s obligation in the event of non-payment
of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of an issuer, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a security. To the extent that the credit rating assigned to a security in the Fund’s portfolio is downgraded, the market price and liquidity of such security may be adversely affected. In addition, decreased market making capacity has the potential to decrease liquidity and increase price volatility in the fixed income markets in which the Fund invests, particularly during periods of economic or market stress. Decreased liquidity may result in the Fund having to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on performance.
Distressed or Defaulted Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time the security was acquired, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Deflation Risk.
Deflation risk is the risk that prices throughout the economy decline over time. Deflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s portfolio.
Derivatives Risk.
The use of derivatives involves additional
risks
and transaction costs which could leave the Fund in a worse position than if it had not used these instruments. Derivative instruments can be used to acquire or to transfer the risk and returns of a security or other asset without buying or selling the security or asset. These instruments may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives can result in losses that greatly exceed the original investment. Derivatives can be highly volatile, illiquid and difficult to value. An over-the-counter
derivative transaction between the Fund and a counterparty that is not cleared through a central counterparty also involves the risk that a loss may be sustained as a result of the failure of the counterparty to the contract to make required payments. The payment obligation for a cleared derivative transaction is guaranteed by a central counterparty, which exposes the Fund to the creditworthiness of the central counterparty. The use of certain derivatives involves leverage, which can cause the Fund’s portfolio to be more volatile than if the portfolio had not been leveraged. Leverage can significantly magnify the effect of price movements of the reference asset, disproportionately increasing the Fund’s losses and reducing the Fund’s opportunities for gains when the reference asset changes in unexpected ways. In some instances, such leverage could result in losses that exceed the original amount invested.

Shareholder Update
(continued)

It is possible that regulatory or other developments in the derivatives market, including changes in government regulation could adversely impact the Fund’s ability to invest in certain derivatives or successfully use derivative instruments.
Duration Risk.
Duration is the sensitivity, expressed in years, of the price of a fixed-income security to changes in the general level of interest rates (or yields). Securities with longer durations tend to be more sensitive to interest rate (or yield) changes, which typically corresponds to increased volatility and risk, than securities with shorter durations. For example, if a security or portfolio has a duration of three years and interest rates increase by 1%, then the security or portfolio would decline in value by approximately 3%. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. The duration of a security will be expected to change over time with changes in market factors and time to maturity.
Extension Risk.
Extension risk is the flip side of call or prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency
RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.
Financial Futures and Options Transactions Risk.
The Fund may use certain transactions for hedging the portfolio’s exposure to credit risk and the risk of increases in interest rates, which could result in poorer overall performance for the Fund. There may be an imperfect correlation between price movements of the futures and options and price movements of the portfolio securities being hedged.
If the Fund engages in futures transactions or in the writing of options on futures, it will be required to maintain initial margin and maintenance margin and may be required to make daily variation margin payments in accordance with applicable rules of the exchanges and the Commodity Futures Trading Commission (“CFTC”). If the Fund purchases a financial futures contract or a call option or writes a put option in order to hedge the anticipated purchase of securities, and if the Fund fails to complete the anticipated purchase transaction, the Fund may have a loss or a gain on the futures or options transaction that will not be offset by price movements in the securities that were the subject of the anticipatory hedge. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a derivatives or futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed.
Foreign Currency Risk.
Because the Fund may invest in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates may affect the value of securities held by the Fund and the unrealized appreciation or depreciation of investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, certain countries, particularly emerging market countries, may impose foreign currency exchange controls or other restrictions on the transferability, repatriation or convertibility of currency.
Foreign/Emerging Markets Issuer Risk.
Investments in foreign issuers involve special risks not presented by investments in U.S. issuers, including the following: (i) less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) many foreign markets are smaller, less liquid and more volatile; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund’s investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession; (v) the impact of economic, political, social or diplomatic events; (vi) possible seizure of a company’s assets; (vii) restrictions imposed by foreign countries limiting the ability of foreign issuers to make payments of principal and/or interest due to blockages of foreign currency exchanges or otherwise and (viii) withholding and other foreign taxes may decrease the Fund’s return. These risks are more pronounced to the extent that the Fund invests a significant amount of its assets in issuers located in one foreign country or geographic region. In addition, investing in securities of foreign issuers located in emerging markets involves greater risks, including smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital.
Forward Currency Contracts Risk.
Forward currency contracts are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and “cash” trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward currency markets are not required to continue to make markets in the securities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain securities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Market illiquidity or disruption could result in major losses to the Fund. In addition, trading forward currency contracts can have the effect of financial leverage by creating additional investment exposure.
Hedging Risk.
The Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the investment adviser’s and/or the sub-adviser’s
ability to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the investment adviser’s and/or the sub-adviser’s
judgment in this respect will be correct, and no assurance can be given that the Fund will enter into hedging or other transactions at times or under circumstances in which it may be advisable to do so. Hedging activities may reduce the Fund’s opportunities for gain by offsetting the positive effects of favorable price movements and may result in net losses.
Impact Criteria and Environmental, Social and Governance (“ESG”) Criteria Investing Risk.
Because the Impact Criteria and/or Nuveen’s ESG investment criteria may exclude investments of certain issuers for non-financial
reasons, the Fund may forgo some market opportunities available to funds that do not use these criteria. This may cause the Fund to underperform the market as a whole or other funds that do not use an Impact Criteria or ESG investment strategy or that use a different methodology or different factors to determine an investment’s impact and/ or ESG investment criteria. In addition, there is a risk that the companies identified by the Impact Criteria or Nuveen’s ESG investment criteria do not operate as expected when addressing social and environmental impact and ESG issues. A company’s social and environmental impact and ESG performance or the Fund’s sub-adviser’s
assessment of a company’s social and environmental impact and ESG performance could vary over time,

which could cause the Fund to be temporarily invested in companies that do not comply with the Fund’s approach towards considering Impact Criteria or ESG investment criteria. There are significant differences in interpretations of what it means for a company to have positive Impact Criteria or ESG investment criteria. While the Fund’s sub-adviser
believes its evaluation of Impact Criteria and/or ESG investment criteria is reasonable, the portfolio decisions it makes may differ with other investors’ or advisers’ views. In making investment decisions, the Fund’s sub-adviser
relies on information and data that could be incomplete or erroneous, which could cause the Fund’s sub-adviser
to incorrectly assess a company’s Impact Criteria and/or ESG investment criteria. The third-party data providers may differ in the data they provide for a given investment or between industries, or may only take into account one of many
ESG-related
components of a company. Accordingly, the information used by the Fund’s sub-adviser
to evaluate the ESG criteria of the Fund’s investments may not be complete or accurate, and may vary across providers and issuers, as ESG is not a uniformly defined characteristic. Furthermore, data availability and reporting with respect to Impact Criteria or the ESG investment criteria may not always be available or may become unreliable.
Income Risk.
The Fund’s level of current income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the Fund generally will have to invest the proceeds from maturing portfolio securities in lower-yielding securities.
Inflation Risk.
Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the common shares and distributions can decline. Currently, inflation rates are elevated relative to normal market conditions and could increase.
Interest Rate Risk.
Interest rate risk is the risk that debt securities in the Fund’s portfolio will decline in value because of changes in market interest rates. Generally, when market interest rates rise, the market value of such securities will fall, and vice versa. As interest rates decline, issuers of debt securities may prepay principal earlier than scheduled, forcing the Fund to reinvest in lower-yielding securities and potentially reducing the Fund’s income. As interest rates increase, slower than expected principal payments may extend the average life of debt securities, potentially locking in a below-market interest rate and reducing the Fund’s value. In typical market interest rate environments, the prices of longer-term debt securities generally fluctuate more than prices of shorter-term debt securities as interest rates change. If the Fund invests in floating rate securities, the market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the rest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating rate securities may decline due to lower coupon payments on floating- rate securities.
Inverse Floating Rate Securities Risk.
In general, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floating rate securities may subject the Fund to the risks of reduced or eliminated interest payments and losses of principal. In addition, inverse floating rate securities may increase or decrease in value at a greater rate than the underlying interest rate, which effectively leverages the Fund’s investment. As a result, the market value of such securities generally will be more volatile than that of fixed rate securities.
The Fund may invest in inverse floating rate securities issued by special purpose trusts that have recourse to the Fund. In such instances, the Fund may be at risk of loss that exceeds its investment in the inverse floating rate securities.
The Fund may be required to sell its inverse floating rate securities at less than favorable prices, or liquidate other Fund portfolio holdings in certain circumstances, including, but not limited to, the following:

•	If the Fund has a need for cash and the securities in a special purpose trust are not actively trading due to adverse market conditions;

•	If special purpose trust sponsors (as a collective group or individually) experience financial hardship and consequently seek to terminate their respective outstanding special purpose trusts; and

•	If the value of an underlying security declines significantly and if additional collateral has not been posted by the Fund.
Loan Participation Risk.
A participation typically will result in the Fund having a contractual relationship only with the lender, not the borrower. As a result, the Fund assumes the credit risk of the lender selling the participation in addition to the credit risk of the borrower. By purchasing a participation, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In the event of insolvency or bankruptcy of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not have a senior claim to the lender’s interest in the loan. If the Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. Such third party participation arrangements are designed to give loan investors preferential treatment over high yield investors in the event of a deterioration in the credit quality of the borrower. Even when these arrangements exist, however, there can be no assurance that the principal and interest owed on the loan will be repaid in full.
Loan Risk.
The lack of an active trading market for certain loans may impair the ability of the Fund to realize full value in the event of the need to sell a loan and may make it difficult to value such loans. Portfolio transactions in loans may settle in as short as seven days but typically can take up to two or three weeks, and in some cases much longer. As a result of these extended settlement periods, the Fund may incur losses if it is required to sell other investments or temporarily borrow to meet its cash needs. The risks associated with unsecured loans, which are not backed by a security interest in any specific collateral, are higher than those for comparable loans that are secured by specific collateral. For secured loans, there is a risk that the value of any collateral securing a loan in which the Fund has an interest may decline and that the collateral may not be sufficient to cover the amount owed on the loan. Interests in loans made to finance highly leveraged companies or transactions such as corporate acquisitions may be especially vulnerable to adverse changes in economic or market conditions. Loans may have restrictive covenants limiting the ability of a borrower to further encumber its assets. However, in periods of high demand by lenders like the Fund for loan investments, borrowers may limit these covenants and weaken a lender’s ability to access collateral securing the loan; reprice the credit risk associated with the borrower; and mitigate potential loss. The Fund may experience relatively greater realized or unrealized losses or delays and expenses in enforcing its rights with respect to loans with

Shareholder Update
(continued)

fewer restrictive covenants. Additionally, loans may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections of the securities laws. Because junior loans have a lower place in an issuer’s capital structure and may be unsecured, junior loans involve a higher degree of overall risk than senior loans of the issuer.
Mortgage-Backed Securities (“MBS”) and Asset-Backed Securities (“ABS”) Risk.
These securities generally can be prepaid at any time, and prepayments that occur either more quickly or more slowly than expected can adversely impact the value of such securities. They are also subject to extension risk, which is the risk that rising interest rates could cause mortgages or other obligations underlying the securities to be prepaid more slowly than expected, thereby lengthening the duration of such securities, increasing their sensitivity to interest rate changes and causing their prices to decline. The Fund may invest in MBS and ABS that are subordinate in right of payment and rank junior to other securities that are secured by or represent an ownership interest in the same pool of assets. In addition, many of the transactions in which such securities are issued have structural features that divert payments of interest and/or principal to more senior classes when the delinquency or loss experience of the pool exceeds certain levels. As a result, such securities may be more sensitive to risk of loss, write-downs, the non-fulfillment
of repurchase obligations, over-advancing on a pool of loans and the costs of transferring servicing than senior classes of securities. Further, some of the MBS and ABS in which the Fund invests may be comprised of subprime loans. Subprime loans are those made to borrowers with lower credit ratings and/or shorter credit history, who are more likely to default on their loan obligations as compared to more credit-worthy borrowers. As a result, liquidity risk is even greater for MBS and ABS comprised of subprime loans.
MBS, including CMBS and RMBS, may be negatively affected by the quality of the mortgages underlying such security, the credit quality of its issuer or guarantor, and the nature and structure of its credit support. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool will adversely affect the value of MBS and will result in losses to the Fund. Privately issued mortgage-related securities are not subject to the same underwriting requirements for the underlying mortgages that are applicable to those mortgage-related securities that have government or government-sponsored entity guarantee. As a result, the mortgage loans underlying privately issued mortgage-related securities may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored mortgage-related securities and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics.
Certain
non-agency
MBS are only entitled to payments provided for in the underlying agreement when and if funds are generated by the underlying mortgage loan pool. This likelihood of the return of interest and principal may be assessed as a credit matter. However, the holders of such non-agency
MBS may not have the legal status of secured creditors, and therefore may not be able to accelerate a claim for payment on their securities or force a sale of the mortgage loan pool in the event that insufficient funds exist to pay such amounts on any date designated for such payment. The holders of such non-agency
MBS do not typically have any right to remove a servicer solely as a result of a failure of the mortgage pool to perform as expected. In addition, there can be no assurance that originators and servicers of mortgage loans for non-agency
MBS will not experience financial difficulties, which may increase the chances that these entities may default on their warehousing or other credit lines or become insolvent or bankrupt, thus increasing the likelihood that repurchase obligations will not be fulfilled and the potential for loss to holders of such non-agency
MBS. Further, the prices of
non-agency
MBS may decline substantially, for reasons that may not be attributable to any of the other risks described herein. In particular, purchasing assets at what may appear to be “undervalued” levels is no guarantee that these assets will not be trading at even more “undervalued” levels at a time of valuation or at the time of sale. It may not be possible to predict, or to protect against, such “spread widening” risk.
Other Investment Companies Risk.
Investing in an investment company exposes the Fund to all of the risks of that investment company’s investments. The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies’ expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. As a result, the cost of investing in investment company shares may exceed the costs of investing directly in its underlying investments. In addition, securities of other investment companies may be leveraged. As a result, the Fund may be indirectly exposed to leverage through an investment in such securities and therefore magnify the Fund’s leverage risk.
With respect to ETF’s, an ETF that is based on a specific index may not be able to replicate and maintain exactly the composition and relative weighting of securities in the index. The value of an ETF based on a specific index is subject to change as the values of its respective component assets fluctuate according to market volatility. ETFs typically rely on a limited pool of authorized participants to create and redeem shares, and an active trading market for ETF shares may not develop or be maintained. The market value of shares of ETFs and closed-end
funds may differ from their NAV.
Preferred Securities Risk.
Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure, and therefore are subject to greater credit risk. In addition, preferred stockholders (such as the Fund, to the extent it invests in preferred stocks of other issuers) generally have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred stockholders may elect a number of directors to the issuer’s board. Generally, once all the arrearages have been paid, the preferred stockholders no longer have voting rights. In the case of certain taxable preferred stocks, holders generally have no voting rights, except (i) if the issuer fails to pay dividends for a specified period of time or (ii) if a declaration of default occurs and is continuing. In such an event, rights of preferred stockholders generally would include the right to appoint and authorize a trustee to enforce the trust or special purpose entity’s rights as a creditor under the agreement with its operating company. In certain varying circumstances, an issuer of preferred stock may redeem the securities prior to a specified date. For instance, for certain types of preferred stock, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may negatively impact the return of the security held by the Fund.
Real Estate Related Securities Risk.
Real estate companies have been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and incomes from real property may decline due to general and local economic conditions, overbuilding and increased competition for tenants, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies that own and operate real estate directly, companies that lend to them, and companies that service the real estate industry. Equity REITs may be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills, which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A U.S. domestic REIT can pass its income through to shareholders or unitholders without any U.S. federal income tax at the entity level if it complies with various requirements under the Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free
pass-through treatment of its income, in which case the REIT would become subject to U.S. federal income tax. Similarly, REITs formed under the laws of
non-U.S.
countries may fail to qualify for corporate tax benefits made available by the governments of such countries. The Fund, as a holder of a REIT, will bear its pro rata
portion of the REIT’s expenses.
Regulation S Securities Risk.
The risk that Regulation S securities may be less liquid than publicly traded securities. Regulation S securities may not be subject to the disclosure and other investor protection requirements that would be applicable to publicly traded securities. As a result, Regulation S securities may involve a high degree of business and financial risk and may result in losses.
Reinvestment Risk.
Reinvestment risk is the risk that income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called securities at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the common shares’ market price, NAV and/or a common shareholder’s overall returns.
Restricted and Illiquid Investments Risk.
Illiquid investments are investments that are not readily marketable. These investments may include restricted investments, including Rule 144 A securities, which cannot be resold to the public without an effective registration statement under the 1933 Act, or if they are unregistered may be sold only in a privately negotiated transaction or pursuant to an available exemption from registration. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell the investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s NAV and ability to make dividend distributions. The financial markets in general have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time.
Senior Loan Risk.
Senior loans typically hold the most senior position in the capital structure of a business entity, are typically secured with specific collateral and have a claim on the assets and/or stock of the issuer that is senior to that held by subordinated debt holders and stockholders of the issuer. Senior loans are usually rated below investment grade, and share the same risks of other below investment grade debt instruments.
Although the Fund may invest in senior loans that are secured by specific collateral, there can be no assurance that the liquidation of such collateral would satisfy an issuer’s obligation to the Fund in the event of issuer default or that such collateral could be readily liquidated under such circumstances. If the terms of a senior loan do not require the issuer to pledge additional collateral in the event of a decline in the value of the already pledged collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the issuer’s obligations under the senior loan.
In the event of bankruptcy of an issuer, the Fund could also experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a senior loan. Some senior loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could subordinate the senior loans to presently existing or future indebtedness of the issuer or take other action detrimental to lenders, including the Fund. Such court action could under certain circumstances include invalidation of senior loans.
Senior Loan Agent Risk.
A financial institution’s employment as an agent under a senior loan might be terminated in the event that it fails to observe a requisite standard of care or becomes insolvent. A successor agent would generally be appointed to replace the terminated agent, and assets held by the agent under the loan agreement would likely remain available to holders of such indebtedness. However, if assets held by the terminated agent for the benefit of the Fund were determined to be subject to the claims of the agent’s general creditors, the Fund might incur certain costs and delays in realizing payment on a senior loan or loan participation and could suffer a loss of principal and/or interest. In situations involving other interposed financial institutions (e.g., an insurance company or government agency) similar risks may arise.
Sovereign Government and Supranational Debt Risk.
Investments in sovereign debt, including supranational debt, involves special risks. Foreign governmental issuers of debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party. Political conditions, especially a sovereign entity’s willingness to meet the terms of its debt obligations, are of considerable significance. The ability of a foreign sovereign issuer, especially an emerging market country, to make timely payments on its debt obligations will also be strongly influenced by the sovereign issuer’s balance of payments, including export performance, its access to international credit facilities and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. If a sovereign issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, as many external debt obligations bear interest at rates which are adjusted based upon international interest rates. Foreign investment in certain sovereign debt is restricted or controlled to varying degrees, including requiring governmental approval for the repatriation of income, capital or proceeds of sales by foreign investors. There are no bankruptcy proceedings similar to those in the U.S. by which defaulted sovereign debt may be collected.

Shareholder Update
(continued)

Swap Transactions Risk.
Like most derivative instruments, the use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. In addition, the use of swaps requires an understanding by the investment adviser and/or the sub-adviser
of not only the referenced asset, rate or index, but also of the swap itself. If the investment adviser and/ or the sub-adviser
is incorrect in its forecasts of default risks, market spreads or other applicable factors or events, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used.
Unrated Securities Risk.
Unrated securities determined by the Fund’s investment adviser to be of comparable quality to rated investments which the Fund may purchase may pay a higher dividend or interest rate than such rated investments and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated investments or issuers than rated investments or issuers. Some unrated securities may not have an active trading market or may be difficult to value, which means the Fund might have difficulty selling them promptly at an acceptable price. To the extent that the Fund invests in unrated securities, the Fund’s ability to achieve its investment objectives will be more dependent on the investment adviser’s credit analysis than would be the case when the Fund invests in rated securities.
U.S. Government Securities Risk.
U.S. government securities are guaranteed only as to the timely payment of interest and the payment of principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates. Securities issued or guaranteed by U.S. government agencies and instrumentalities are supported by varying degrees of credit but generally are not backed by the full faith and credit of the U.S. government. No assurance can be given that the U.S. government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.
Valuation Risk.
Certain securities in which the Fund invests typically are valued by a pricing service utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows and transactions for comparable instruments. There is no assurance that the Fund will be able to sell a portfolio security at the price established by the pricing service, which could result in a loss to the Fund. Pricing services generally price securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, often at lower prices than institutional round lot trades. Different pricing services may incorporate different assumptions and inputs into their valuation methodologies, potentially resulting in different values for the same securities. As a result, if the Fund were to change pricing services, or if the Fund’s pricing service were to change its valuation methodology, there could be a material impact, either positive or negative, on the Fund’s NAV.
When-Issued and Delayed-Delivery Transactions Risk.
When-issued and delayed-delivery transactions may involve an element of risk because no interest accrues on the securities prior to settlement and, because securities are subject to market fluctuations, the value of the securities at time of delivery may be less (or more) than their cost. A separate account of the Fund will be established with its custodian consisting of cash equivalents or liquid securities having a market value at all times at least equal to the amount of any delayed payment commitment.
Zero Coupon or
Pay-In-Kind
Securities Risk.
Zero coupon and
pay-in-kind
securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities paying cash interest at regular interest payment periods. Prices on non-cash-paying
instruments may be more sensitive to changes in the issuer’s financial condition, fluctuation in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative.
Fund Level and Other Risks:
Anti-Takeover Provisions.
The Declaration of Trust and the Fund’s
by-laws
include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end
status. These provision could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then-current market price of the Common Shares.
Borrowing Risk.
In addition to borrowing for leverage, the Fund may borrow for temporary or emergency purposes, to pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the NAV of the Fund’s shares and may affect the Fund’s net income. When the Fund borrows money, it must pay interest and other fees, which will reduce the Fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market circumstances, such borrowings might be outstanding for longer periods of time.
Cybersecurity Risk.
The Fund and its service providers are susceptible to operational and information security risk resulting from cyber incidents. Cyber incidents refer to both intentional attacks and unintentional events including: processing errors, human errors, technical errors including computer glitches and system malfunctions, inadequate or failed internal or external processes, market-wide technical-related disruptions, unauthorized access to digital systems (through “hacking” or malicious software coding), computer viruses, and cyber-attacks which shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality (including denial of service attacks). Cyber incidents could adversely impact the Fund and cause the Fund to incur financial loss and expense, as well as face exposure to regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund.
Distribution Risk.
The Fund’s distributions will be composed of net investment income and a supplemental amount generally representing the potential for capital appreciation, which will take the form of realized capital gains and/or a return of capital. The return of capital component of a Fund distribution may (but will not necessarily) represent unrealized capital gains. A return of capital is a non-taxable
distribution of a portion of the Fund’s capital. If over the life of a shareholder’s investment, the total return of the Fund’s overall strategy is less than the distribution rate, a return of capital will represent a portion of a shareholder’s original principal (in effect a partial return of the amount a shareholder invested in the Fund). A return of capital reduces a shareholder’s tax cost basis (but not below zero) in Fund shares, which could result in more taxable gain or less taxable loss when the shareholder sells their shares. This may cause the shareholder to pay taxes even if he or she sells shares for less than the original price. The Fund’s distribution policy, rate of distributions on the Common Shares and the portion of distributions composed of net investment income, realized capital gain and return of capital may vary over time. Shareholders who periodically receive the payment of a distribution consisting of a return of capital may be under the impression that they are receiving net income or profits when they are not. Shareholders should not assume that the source of a return of capital distribution from the Fund is net income or profit.
Global Economic Risk.
National and regional economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country, region or market might adversely impact issuers in a different country, region or market. Changes in legal, political, regulatory, tax and economic conditions may cause fluctuations in markets and asset prices around the world, which could negatively impact the value of the Fund’s investments. Major economic or political disruptions, particularly in large economies, may have global negative economic and market repercussions. Additionally, instability in various countries, war, natural and environmental disasters, the spread of infectious illnesses or other public health emergencies, terrorist attacks in the United States and around the world, growing social and political discord in the United States, debt crises, the response of the international community—through economic sanctions and otherwise—to international events, further downgrade of U.S. government securities, changes in the U.S. president or political shifts in Congress, trade disputes and other similar events may adversely affect the global economy and the markets and issuers in which the Fund invests. These events could reduce consumer demand or economic output, result in market closure, travel restrictions or quarantines, and generally have a significant impact on the global economy. These events could also impair the information technology and other operational systems upon which the Fund’s service providers, including the Fund’s sub-adviser,
rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform essential tasks on behalf of the Fund.
The Fund does not know and cannot predict how long the securities markets may be affected by these events, and the future impact of these and similar events on the global economy and securities markets is uncertain. The Fund may be adversely affected by abrogation of international agreements and national laws which have created the market instruments in which the Fund may invest, failure of the designated national and international authorities to enforce compliance with the same laws and agreements, failure of local, national and international organizations to carry out the duties prescribed to them under the relevant agreements, revisions of these laws and agreements which dilute their effectiveness or conflicting interpretation of provisions of the same laws and agreements.
Governmental and quasi-governmental authorities and regulators throughout the world have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. An unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could increase volatility in securities markets, which could adversely affect the Fund’s investments.
Investment and Market Risk.
An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Common shares frequently trade at a discount to their NAV. An investment in common shares represents an indirect investment in the securities owned by the Fund. Common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.
Legislation and Regulatory Risk.
At any time after the date of this report, legislation or additional regulations may be enacted that could negatively affect the assets of the Fund, securities held by the Fund or the issuers of such securities. Fund shareholders may incur increased costs resulting from such legislation or additional regulation. There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Fund or will not impair the ability of the Fund to achieve its investment objectives.
Leverage Risk.
The use of leverage creates special risks for common shareholders, including potential interest rate risks and the likelihood of greater volatility of NAV and market price of, and distributions on, the common shares. The use of leverage in a declining market will likely cause a greater decline in the Fund’s NAV, which may result at a greater decline of the common share price, than if the Fund were not to have used leverage.
Certain types of leverage may result in the Fund being subject to certain covenants, asset coverage or other portfolio composition limits by its lenders, debt or preferred securities purchasers, rating agencies that may rate the debt or preferred securities, or reverse repurchase counterparties. Such limitations may be more stringent than those imposed by the 1940 Act and may impact whether the Fund is able to maintain its desired amount of leverage. In addition, whenever the Fund incurs borrowings and/or preferred shares are outstanding, Common Shareholders will not be entitled to receive any cash distributions from the Fund unless all interest on such borrowings has been paid and all accumulated dividends on preferred shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to any borrowings would be at least 300% after giving effect to the distributions and asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to the distributions.
The Fund will pay (and common shareholders will bear) any costs and expenses relating to the Fund’s use of leverage, which will result in a reduction in the Fund’s NAV. The investment adviser may, based on its assessment of market conditions and composition of the Fund’s holdings, increase or decrease the amount of leverage. Such changes may impact the Fund’s distributions and the price of the common shares in the secondary market. There is no assurance that the Fund’s use of leverage will be successful.
The Fund may seek to refinance its leverage over time, in the ordinary course, as current forms of leverage mature or it is otherwise desirable to refinance; however, the form that such leverage will take cannot be predicted at this time. If the Fund is unable to replace existing leverage on comparable terms, its costs of leverage will increase. Accordingly, there is no assurance that the use of leverage may result in a higher yield or return to common shareholders.
The amount of fees paid to the investment adviser and the
sub-adviser
for investment advisory services will be higher if the Fund uses leverage because the fees will be calculated based on the Fund’s Managed Assets – this may create an incentive for the investment adviser and the sub-adviser
to leverage the Fund or increase the Fund’s leverage.

Shareholder Update
(continued)

Limited Term and Tender Offer Risks.
Because the assets of the Fund will be liquidated in connection with its termination or to pay for Common Shares tendered in an Eligible Tender Offer, the Fund may be required to sell portfolio securities when it otherwise would not, including at times when market conditions are not favorable, or at a time when a particular security is in default or bankruptcy, or otherwise in severe distress, which may cause the Fund to lose money.
The Fund may be required to dispose of portfolio investments in connection with any reduction in its outstanding leverage necessary in order to maintain its desired leverage ratios following an Eligible Tender Offer. It is likely that during the pendency of an Eligible Tender Offer, and possibly for a time thereafter, the Fund will hold a greater than normal percentage of its total assets in money market mutual funds, cash, cash equivalents, securities issued or guaranteed by the U.S. government or its instrumentalities or agencies, high quality, short-term money market instruments, short-term debt securities, certificates of deposit, bankers’ acceptances and other bank obligations, commercial paper or other liquid debt securities, which may adversely affect the Fund’s investment performance. If the tax basis for the portfolio investments sold is less than the sale proceeds, the Fund will recognize capital gains, which it will be required to distribute to Common Shareholders. In addition, the Fund’s purchase of tendered Common Shares pursuant to an Eligible Tender Offer will have tax consequences for tendering Common Shareholders and may have tax consequences for non-tendering
Common Shareholders. All Common Shareholders remaining after an Eligible Tender Offer will be subject to proportionately higher expenses due to the reduction in the Fund’s total assets resulting from payment for the tendered Common Shares. Such reduction in the Fund’s total assets also may result in less investment flexibility, reduced diversification and greater volatility for the Fund, and may have an adverse effect on the Fund’s investment performance.
If the Fund conducts an Eligible Tender Offer, there can be no assurance that the number of tendered Common Shares would not result in the Fund’s net assets totaling less than the Termination Threshold, in which case the Eligible Tender Offer will be terminated, no Common Shares will be repurchased pursuant to the Eligible Tender Offer and the Fund will terminate on the Termination Date. The investment adviser may have a conflict of interest in recommending to the Board of Trustees that the Fund have a continued existence without limitation of time. The Fund is not required to conduct additional tender offers following an Eligible Tender Offer and conversion to a continued existence without limitation of time. Therefore, remaining Common Shareholders may not have another opportunity to participate in a tender offer.
A Fund portfolio holding default may significantly reduce net investment income and, therefore, Common Share dividends; and may prevent or inhibit the Fund from fully being able to liquidate its portfolio at or prior to the Termination Date.
Market Discount from Net Asset Value.
Shares of
closed-end
investment companies like the Fund frequently trade at prices lower than their NAV. This characteristic is a risk separate and distinct from the risk that the Fund’s NAV could decrease as a result of investment activities. Whether investors will realize gains or losses upon the sale of the common shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the common shares at the time of sale is above or below the investor’s purchase price for the common shares. Furthermore, management may have difficulty meeting the Fund’s investment objectives and managing its portfolio when the underlying securities are redeemed or sold during periods of market turmoil and as investors’ perceptions regarding closed-end
funds or their underlying investments change. Because the market price of the common shares will be determined by factors such as relative supply of and demand for the common shares in the market, general market and economic circumstances, and other factors beyond the control of the Fund, the Fund cannot predict whether the common shares will trade at, below or above NAV. The common shares are designed primarily for long-term investors, and you should not view the Fund as a vehicle for short-term trading purposes.
Recent Market Conditions.
Periods of unusually high financial market volatility and restrictive credit conditions, at times limited to a particular sector or geographic area, have occurred in the past and may be expected to recur in the future. Some countries, including the United States, have adopted or have signaled protectionist trade measures, including the imposition of tariffs, relaxation of the financial industry regulations that followed the financial crisis, and/or reductions to corporate taxes. The scope of these policy changes is still developing, but the equity and debt markets may react strongly to expectations of change, which could increase volatility, particularly if a resulting policy runs counter to the market’s expectations. The outcome of such changes cannot be foreseen at the present time. In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in the world economy and markets generally. As a result of increasingly interconnected global economies and financial markets, the value and liquidity of the Fund’s investments may be negatively affected by events impacting a country or region, regardless of whether the Fund invests in issuers located in or with significant exposure to such country or region.
Ukraine has experienced ongoing military conflict, most recently commencing in February 2022 when Russia invaded Ukraine; this conflict may expand and military attacks could occur elsewhere in Europe. Europe has also been struggling with mass migration from the Middle East and Africa. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets. Additionally, in October 2023 armed conflict broke out between Israel and the militant group Hamas after Hamas infiltrated Israel’s southern border from the Gaza Strip. Israel has since declared war against Hamas and this conflict has escalated into a greater regional conflict. The ultimate effects of these events and other socio-political or geographical issues are not known but could profoundly affect global economies and markets.
The ongoing trade war between China and the United States, including the imposition of tariffs by each country on the other country’s products, has created a tense political environment. These actions may trigger a significant reduction in international trade, adverse effects in the supply of certain manufactured goods, substantial adverse price changes for goods and possible failure of individual companies and/or large segments of China’s export industry and U.S. importers, which could have a negative impact on the Fund’s performance. U.S. companies that source material and goods from China and those that make large amounts of sales in China would are vulnerable to an escalation of trade tensions. Beginning in early 2025, the United States also imposed tariffs on other countries, including Mexico and Canada. The possibility of additional tariffs being imposed or the outbreak of a trade war may adversely impact U.S. and international markets. Uncertainty regarding the outcome of the trade tensions and the potential for a trade war could cause the U.S. dollar to decline further. Events such as these and their consequences are difficult to predict and it is unclear whether further tariffs may be imposed or other escalating actions may be taken in the future. Additionally, political uncertainty regarding U.S. policy, including the U.S. government’s approach to trade, may impact the markets and the Fund’s performance.

The U.S. Federal Reserve (the “Fed”) has in the past sharply raised interest rates, and has signaled an intention to maintain relatively higher interest rates until current inflation levels re-align
with the Fed’s long-term inflation target. Changing interest rate environments impact the various sectors of the economy in different ways. For example, in March 2023, the Federal Deposit Insurance Corporation (“FDIC”) was appointed receiver for each of Silicon Valley Bank and Signature Bank, the second- and third-largest bank failures in U.S. history, which failures may be attributable, in part, to rising interest rates. Bank failures may have a destabilizing impact on the broader banking industry or markets generally.
The impact of these developments in the near- and long-term is unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.
Reverse Repurchase Agreement Risk.
A reverse repurchase agreement, in economic essence, constitutes a securitized borrowing by the Fund from the security purchaser. The Fund may enter into reverse repurchase agreements for the purpose of creating a leveraged investment exposure and, as such, their usage involves essentially the same risks associated with a leveraging strategy generally since the proceeds from these agreements may be invested in additional portfolio securities. Reverse repurchase agreements tend to be short-term in tenor, and there can be no assurances that the purchaser (lender) will commit to extend or “roll” a given agreement upon its agreed-upon repurchase date or an alternative purchaser can be identified on similar terms. Reverse repurchase agreements also involve the risk that the purchaser fails to return the securities as agreed upon, files for bankruptcy or becomes insolvent. The Fund may be restricted from taking normal portfolio actions during such time, could be subject to loss to the extent that the proceeds of the agreement are less than the value of securities subject to the agreement and may experience adverse tax consequences.
Risk of Taxable Income in Excess of Economic Income.
The Fund expects to acquire debt instruments in the secondary market for less than their stated redemption price at maturity. The discount at which such debt instruments are acquired may reflect doubts about their ultimate collectability rather than current market interest rates. The amount of such discount will nevertheless generally be treated as “market discount” for federal income tax purposes. Market discount on a debt instrument accrues ratably on a daily basis, unless an election is made to accrue market discount on the basis of the constant yield to maturity of the debt instrument, based generally on the assumption that all future payments on the debt instrument will be made. Absent an election to accrue currently, accrued market discount is reported as income when, and to the extent that, any payment of principal of the debt instrument is made. Payments on residential mortgage loans are ordinarily made monthly, and consequently accrued market discount may have to be included in income each month as if the debt instrument were assured of ultimately being collected in full.
Similarly, many of the debt instruments (including MBS) that the Fund may purchase will likely have been issued with original issue discount (“OID”), which discount might reflect doubt as to whether the entire principal amount of such debt instruments will ultimately prove to be collectible. The Fund will be required to report such OID based on a constant yield method and income will be accrued and be currently taxable based on the assumption that all future projected payments due on such debt instruments will be made.
Finally, in the event that any debt instruments (including MBS) acquired by the Fund are delinquent as to mandatory principal and interest payments, or in the event payments with respect to a particular debt instrument are not made when due, the Fund may nonetheless be required to continue to recognize the unpaid interest as taxable income as it accrues, despite doubt as to its ultimate collectability. Similarly, the Fund may be required to accrue interest income with respect to subordinate MBS at its stated rate regardless of whether corresponding cash payments are received or are ultimately collectible.
Subsidiary Risk.
By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments in Regulation S securities that are not freely tradable in the U.S. Regulation S securities are debt or equity securities of U.S. and foreign issuers offered through private offerings exempt from registration with the SEC pursuant to Regulation S of the 1933 Act. Offerings of Regulation S securities may be conducted outside of the United States, and Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Although Regulation S securities may be resold in privately negotiated transactions, the price realized from these sales could be less than the price originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure of other investor protection requirements that would be applicable if their securities were publicly traded. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in substantial losses. There can be no assurance that the investment objective of the Subsidiary will be achieved. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, and the Fund and the Subsidiary are both managed by the Fund’s sub-adviser
making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its Common Shareholders. The Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund’s role as sole shareholder of the Subsidiary. The Subsidiary is subject to the same investment restrictions and limitations, and follows the same compliance policies and procedures, as the Fund. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate anticipated and could adversely affect the Fund.
Fund Tax Risk.
The Fund has elected to be treated and intends to qualify each year as a Regulated Investment Company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”). As a RIC, the Fund is not expected to be subject to U.S. federal income tax to the extent that it distributes its investment company taxable income and net capital gains. To qualify for the special tax treatment available to a RIC, the Fund must comply with certain investment, distribution, and diversification requirements. Under certain circumstances, the Fund may be forced to sell certain assets when it is not advantageous in order to meet these requirements, which may reduce the Fund’s overall return. If the Fund fails to meet any of these requirements, subject to the opportunity to cure such failures under applicable provisions of the Code, the Fund’s income would be subject to a double level of U.S. federal income tax. The Fund’s income, including its net capital gain, would first be subject to U.S. federal income tax at regular corporate rates, even if such income were distributed to shareholders and, second, all distributions by the Fund from earnings and profits, including distributions of net capital gain (if any), would be taxable to shareholders as dividends.

Shareholder Update
(continued)

EFFECTS OF LEVERAGE
The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effects of leverage through the use of senior securities, as that term is defined under Section 18 of the 1940 Act, as well as certain other forms of leverage, such as investments in inverse floating rate securities, on common share total return, assuming investment portfolio total returns (consisting of income and changes in the value of investments held in a Fund’s portfolio) of
-10%,
-5%,
0%, 5% and 10%. The table below reflects each Fund’s (i) continued use of leverage as of December 31, 2025 as a percentage of Managed Assets (including assets attributable to such leverage), (ii) the estimated annual effective interest expense rate payable by the Funds on such instruments (based on actual leverage costs incurred during the fiscal year ended December 31, 2025) as set forth in the table, and (iii) the annual return that the Fund’s portfolio must experience (net of expenses) in order to cover such costs of leverage based on such estimated annual effective interest expense rate. The information below does not reflect any Fund’s use of certain derivative instruments.
The numbers are merely estimates, used for illustration. The costs of leverage may vary frequently and may be significantly higher or lower than the estimated rate. The assumed investment portfolio returns in the table below are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Funds. Your actual returns may be greater or less than those appearing below.

	JGH	NPCT	JLS
Estimated Leverage as a Percentage of Managed Assets (Including Assets Attributable to Leverage)	28.89%	36.03%	22.44%
Estimated Annual Effective Leverage Expense Rate Payable by Fund on Leverage	5.16%	5.08%	5.54%
Annual Return Fund Portfolio Must Experience (net of expenses) to Cover Estimated Annual Effective Interest Expense Rate on Leverage	1.49%	1.83%	1.24%
Common Share Total Return for (10.00)% Assumed Portfolio Total Return	(16.16)%	(18.49)%	(14.50)%
Common Share Total Return for (5.00)% Assumed Portfolio Total Return	(9.13)%	(10.68)%	(8.05)%
Common Share Total Return for 0.00% Assumed Portfolio Total Return	(2.09)%	(2.86)%	(1.60)%
Common Share Total Return for 5.00% Assumed Portfolio Total Return	4.94%	4.96%	4.84%
Common Share Total Return for 10.00% Assumed Portfolio Total Return	11.97%	12.77%	11.29%
Common Share total return is composed of two elements — the distributions paid by the Fund to holders of common shares (the amount of which is largely determined by the net investment income of the Fund after paying dividend payments on any preferred shares issued by the Fund and expenses on any forms of leverage outstanding) and gains or losses on the value of the securities and other instruments the Fund owns. As required by SEC rules, the table assumes that the Funds are more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those investments. This table reflects hypothetical performance of the Fund’s portfolio and not the actual performance of the Fund’s common shares, the value of which is determined by market forces and other factors. Should the Fund elect to add additional leverage to its portfolio, any benefits of such additional leverage cannot be fully achieved until the proceeds resulting from the use of such leverage have been received by the Fund and invested in accordance with the Fund’s investment objectives and policies. As noted above, the Fund’s willingness to use additional leverage, and the extent to which leverage is used at any time, will depend on many factors.

DIVIDEND REINVESTMENT PLAN
Nuveen
Closed-End
Funds Automatic Reinvestment Plan
Your Nuveen
Closed-End
Fund allows you to conveniently reinvest distributions in additional Fund shares. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested. It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.
Easy and convenient
To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.
How shares are purchased
The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at the greater of the NAV or 95% of the then-current market price. If the shares are trading at less than NAV, shares for your account will be purchased on the open market. If Computershare Trust Company, N.A. (the “Plan Agent”) begins purchasing Fund shares on the open market while shares are trading below NAV, but the Fund’s shares subsequently trade at or above their NAV before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ NAV or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Dividend Reinvestment Plan (the “Plan”) participants. These commissions usually will be lower than those charged on individual transactions.
Flexible
You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment adviser if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan. The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.
Call today to start reinvesting distributions
For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial professional or call us at (800)
257-8787.

Shareholder Update
(continued)

CHANGES OCCURRING DURING THE FISCAL YEAR
The following information in this annual report is a summary of certain changes during the most recent fiscal year. This information may not reflect all of the changes that have occurred since you purchased shares of the Fund.
During the most recent fiscal year, there have been no changes required to be reported in connection with: (i) the Fund’s investment objective and principal investment policies that have not been approved by shareholders, (ii) the principal risks of the Fund, (iii) the portfolio managers of the Fund; or (iv) the Fund’s charter or by-laws
that would delay or prevent a change of control of the Fund that have not been approved by shareholders, except as follows:
Changes to Investment Policies
Nuveen Global High Income Fund (“JGH”)
Effective April 30, 2025, Nuveen Global High Income Fund (NYSE: JGH) (the “Fund”) implemented changes to its investment policies to permit the Fund to fully take advantage of its broad investment mandate, including to more opportunistically allocate the Fund’s Managed Assets to emerging markets det securities. Accordingly, effective April 30, 2025, the following policy is no longer applicable to the Fund:
The Fund will invest at least 40% of its Managed Assets in securities of issuers located outside of the United States; however, no more than 25% of its Managed Assets may be invested in securities of issuers located in emerging market countries.
Principal Risks
The following risk factors were added as a principal risk for Nuveen Global High Income Fund (“JGH”):
Catastrophe Bond Risk.
Exposure to catastrophe bonds results in gains or losses that typically are contingent upon, or formulaically related to, defined trigger events. Examples of trigger events include hurricanes, earthquakes, weather-related phenomena or statistics relating to such events. Catastrophe bonds carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond, involves losses or other metrics exceeding a specific magnitude in the geographic region and/or time period specified therein, the Fund may lose a portion or all of its investments in such security, including accrued interest and/or principal invested in such security. Such losses may be substantial. If no trigger event occurs, the Fund typically would recover its principal plus interest.
The rating, if any, of catastrophe bonds, reflects the rating agency’s calculated probability that a pre-defined
trigger event will occur. Thus, lower-rated bonds have a greater likelihood of a triggering event occurring and resulting in a loss to the Fund. Catastrophe bonds often provide for an extension of maturity to process and audit loss claims when a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked exposure also may expose the Fund to certain other risks including credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations and adverse tax consequences. Catastrophe bonds may also be illiquid.
Collateralized Debt Obligation (“CDO”) and Collateralized Loan Obligation (“CLO”) Risk.
The risks of an investment in CDOs, including CLOs, depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed-income investments, CDOs and CLOs carry additional risks including, but not limited to, the risk that: (1) distributions from collateral assets may not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the fact that the CDOs or CLOs may be subordinate to other classes; and (4) the complex structure of the investment may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. CDOs and CLOs may also charge management and other administrative fees, which are in addition to those charged by the Fund.
Distressed or Defaulted Securities Risk.
Investments in “distressed” securities, meaning those whose issuers are experiencing financial difficulties or distress at the time of acquisition, present a substantial risk of future default. In the event distressed securities become defaulted securities or the Fund otherwise holds defaulted securities, the Fund may incur losses, including additional expenses, to the extent it is required to seek recovery upon a default in the payment of principal or interest on those securities. In any reorganization or liquidation proceeding relating to a portfolio security, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment. Defaulted or distressed securities may be subject to restrictions on resale.
Extension Risk.
Extension risk is the flip side of call or prepayment risk. Extension, or slower prepayments of the underlying mortgage loans, would extend the time it would take to receive cash flows and would generally compress the yield on non-agency
RMBS and CMBS. Rising interest rates can cause the average maturity of the Fund to lengthen due to a drop in mortgage prepayments. This will increase both the sensitivity to rising interest rates and the potential for price declines of the Fund.

Portfolio Managers
Nuveen Global High Income Fund (“JGH” or the “Fund”)
Effective February 11, 2025, James Kim and Mark Zheng, CFA have been added as portfolio managers of the Fund. Effective June 30, 2025, Aashh Parekh, CFA was added as a portfolio manager of the Fund. Effective July 1, 2025, Kevin Lorenz retired and is no longer a portfolio manager of the Fund. The biographies for James Kim, Mark Zheng and Aashh Parekh are presented below:
James Kim
James is a portfolio manager for Nuveen’s leveraged finance team with a focus on the management of high yield mandates. James is the lead manager of the High Yield Income strategy and a co-manager
on the High Yield, Real Asset Income and Credit Income strategies. He has also been the head of special situations, leading workouts and opportunistic investing for the leveraged finance platform for over five years.
Previously, James was
co-head
of global fixed income research and head of the leveraged finance research team, overseeing its daily investment process. He also served as the co-head
of research at Nuveen affiliate Symphony Asset Management, leading the firm’s research team, daily investment process and opportunistic investments across its various mandates. Prior to this, he was a distressed generalist and an industry analyst responsible for a number of different industries, including energy, power, metals & mining and chemicals, providing long and short ideas across the capital structure. Prior to joining the firm, James was an associate at Greywolf Capital in its special situations group and an analyst at Watershed Asset Management. He began his career at Goldman Sachs, as an investment banking analyst both in the Strategy Group and Energy & Power Group.
James graduated with a B.S. in Economics from the University of Pennsylvania’s Wharton School of Business.
Mark Zheng
Mark Zheng is a portfolio manager for Nuveen, focused on Multi-Sector portfolio management. He is currently lead manager of a diversified, total return component portfolio for the CREF Real Estate Account. He is also a co-manager
for the Stable Value Account. Mark is a member of the Core and Core-Plus Strategy teams. Mark provides strategic and quantitative analysis across a broad set of Multi-Sector Fixed Income strategies incorporating emerging markets, mortgage-backed securities, high yield bond and loans and non-agency
structured products. Since joining the firm in 2010, he has held several positions, including co-manager
of fixed income ETFs. He also served as a research analyst for investments in mortgage-backed securities and as a business analyst for fixed income business applications.
Prior to working in the financial services industry, Mark worked in the engineering industry, providing consulting services for global pharmaceutical, chemical, and manufacturing firms.
Mark graduated with a Bachelor’s degree in Chemical Engineering and Master’s degree in Engineering from The Cooper Union and an M.S. in Computational Finance from the Carnegie Mellon Tepper School of Business. He is a CFA charter holder and certified Financial Risk Manager (FRM), with membership in the CFA Institute and Global Association of Risk Professionals, respectively.
Aashh Parekh
Aashh Parekh is a lead portfolio manager for Nuveen’s global fixed income’s securitized credit platform, specializing in asset backed securities. He manages portfolios across a variety of securitized and asset backed security (ABS) mandates and collateral types including index eligible, CLO, off the run, and Esoteric ABS.
Aashh served as Head of Securitized Research for the firm in his prior role as an ABS senior research analyst. Prior to joining the firm in 2005, he held a variety of analyst roles in the telecom industry.
Aashh graduated with a B.S. in Economics (Honors) and International Business from Pennsylvania State University and an M.B.A. from the University of North Carolina at Chapel Hill, with an Investment Management concentration. He is the Treasurer and a member of the Board Executive Committee of the Structured Finance Association (SFA) and is an active participant in the SFA. Aashh is also a member of the CFA Institute.

Shareholder Update
(continued)

ADDITIONAL DISCLOSURES FOR CERTAIN FUNDS AS OF THE FISCAL YEAR ENDED DECEMBER 31, 2025
This annual report includes additional disclosures for certain Funds that have, or intend to have, an effective shelf offering registration statement on file with the Securities and Exchange Commission (SEC) at the time this report was prepared. Refer to Note 6, Fund Shares of the Notes to Financial Statements for further details on the shelf offering program.
NUVEEN GLOBAL HIGH INCOME FUND (JGH)
NUVEEN MORTGAGE AND INCOME FUND (JLS)
SUMMARY OF FUND EXPENSES
The purpose of the tables and the example below are to help you understand all fees and expenses that you, as a common shareholder, would bear directly or indirectly. The tables show the expenses of each Fund as a percentage of the average net assets applicable to Common Shares and not as a percentage of total assets or managed assets.

Shareholder Transaction Expenses	JGH	JLS

Maximum Sales Charge (as a percentage of offering price) (1)	1.00%	1.00%

Dividend Reinvestment Plan Fees (2)	$2.50	$2.50

(1)
The maximum sales charge for offerings made
at-the-market
is 1.00%. If the Common Shares are sold to or through underwriters in an offering that is not made at-the-market,
the applicable Prospectus Supplement will set forth any other applicable sales load. Additionally, the applicable Prospectus Supplement will set forth the offering expenses (if any) borne by Fund common shareholders.

(2)
You will be charged a $2.50 service charge and pay brokerage charges if you direct Computershare Inc. and Computershare Trust Company, N.A., as agent for the common shareholders, to sell your Common Shares held in a dividend reinvestment account.

Annual Expenses (As a Percentage of Net Assets Attributable to Common Shares) (1)	JGH	JLS

Management Fees	1.19%	1.23%

Interest and Other Related Expenses (2)	2.04%	1.61%

Other Expenses (3)	0.14%	0.23%

Total Annual Expenses	3.37%	3.07%

(1)	Stated as percentages of average net assets attributable to Common Shares for the fiscal year ended December 31, 2025.
(2)
Interest and Other Related Expenses reflect actual expenses and fees for leverage incurred by a Fund for the fiscal year ended December 31, 2025. The types of leverage used by the Fund during the fiscal year ended December 31, 2025 are described in the Fund Leverage and the Notes to Financial Statements sections of this annual report. Actual Interest and Other Related Expenses incurred in the future may be higher or lower. If short-term market interest rates rise in the future, and if the Fund continues to maintain leverage, the cost of which is tied to short-term interest rates, the Fund’s interest expenses on its short-term borrowings can be expected to rise in tandem. The Fund’s use of leverage will increase the amount of management fees paid to the Fund’s adviser and sub-advisor(s).

(3)
Other Expenses are based on estimated amounts for the current fiscal year. Expenses attributable to the Fund’s investments, if any, in other investment companies are currently estimated not to exceed 0.01%.

Example
The following example illustrates the expenses, including the applicable transaction fees (referred to as the “Maximum Sales Charge” in the Shareholder Transaction Expenses table above), if any, that a common shareholder would pay on a $1,000 investment that is held for the time periods provided in the table. The example assumes that all dividends and other distributions are reinvested in the Fund and that the Fund’s Annual Expenses, as provided above, remain the same. The example also assumes a 5% annual return. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.
Example
(At-the-Market
Transaction)
The following example assumes a transaction fee of 1.00%, as a percentage of the offering price.

	1 Year	3 Years	5 Years	10 Years
JGH	$44	$113	$184	$372
JLS	$41	$104	$169	$345
The example should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown above.

Shareholder Update
(continued)

TRADING AND NET ASSET VALUE INFORMATION
The following table shows for the periods indicated: (i) the high and low sales prices for the Common Shares reported as of the end of the day on the NYSE, (ii) the corresponding NAV per share; and (iii) the premium/(discount) to NAV per share at which the Common Shares were trading as of such date.
JGH

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2025	$13.68	$12.38	$14.06	$13.88	(2.70)%	(10.81)%

September 2025	$13.64	$12.92	$14.02	$13.73	(2.71)%	(5.90)%

June 2025	$13.00	$11.48	$13.53	$12.89	(3.92)%	(10.94)%

March 2025	$13.42	$12.80	$13.97	$13.57	(3.94)%	(5.67)%

December 2024	$13.38	$12.72	$13.94	$13.82	(4.02)%	(7.96)%

September 2024	$13.38	$12.42	$13.95	$13.33	(4.09)%	(6.83)%

June 2024	$13.05	$12.18	$13.51	$13.12	(3.40)%	(7.16)%

March 2024	$12.92	$11.96	$13.51	$13.17	(4.37)%	(9.19)%
JLS

	Closing Market Price per Common Share		NAV per Common Share on Date of Market Price		Premium/(Discount) on Date of Market Price

Fiscal Quarter End	High	Low	High	Low	High	Low

December 2025	$18.92	$18.11	$19.53	$19.35	(3.12)%	(6.41)%

September 2025	$19.02	$18.64	$19.46	$19.49	(2.26)%	(4.36)%

June 2025	$18.74	$17.16	$19.57	$19.26	(4.24)%	(10.90)%

March 2025	$19.07	$18.00	$19.63	$19.45	(2.85)%	(7.46)%

December 2024	$18.99	$17.91	$19.49	$19.36	(2.57)%	(7.49)%

September 2024	$18.45	$17.83	$19.53	$19.40	(5.53)%	(8.09)%

June 2024	$18.16	$17.11	$19.54	$19.31	(7.06)%	(11.39)%

March 2024	$17.88	$16.67	$19.41	$19.28	(7.88)%	(13.54)%
The following table shows, as of December 31, 2025 each Fund’s: (i) NAV per Common Share, (ii) market price, (iii) percentage of premium/(discount) to NAV per Common Share and, (iv) net assets attributable to Common Shares.

December 31, 2025	JGH	JLS

NAV per Common Share	$ 13.78	$ 19.35

Market Price	$ 12.61	$ 18.19

Percentage of Premium/(Discount) to NAV per Common Share	(8.49)%	(5.99)%

Net Assets Attributable to Common Shares	$ 387,589,923	$ 105,947,032
Shares of
closed-end
investment companies, including those of the Funds, may frequently trade at prices lower than NAV, the Funds’ Board of Trustees (Board) has currently determined that, at least annually, it will consider action that might be taken to reduce or eliminate any material discount from NAV in respect of Common Shares, which may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares at NAV, or the conversion of the Fund to an open-end
investment company. The Funds cannot assure you that their Board will decide to take any of these actions, or that share repurchases or tender offers will actually reduce market discount.

SENIOR SECURITIES
The following table sets forth information regarding each Fund’s outstanding senior securities as of the end of each of the Fund’s last ten fiscal years, as applicable. Each Fund’s senior securities during this time period are comprised of borrowings that constitute “senior securities” as defined in the Investment Company Act of 1940, as amended (1940 Act). The information in this table is derived from the financial statements. The financial statements for the year ended December 31, 2025 have been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm. The Funds’ audited financial statements for the year ended December 31, 2025, including the report of PwC thereon, and accompanying notes thereto, are included in this Annual Report.
JGH

	Borrowings Outstanding at the End of Period
Year Ended 12/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)

2025	$125,000	$4,101

2024	$104,000	$4,085

2023	$119,000	$3,605

2022	$127,000	$3,335

2021	$159,000	$3,424

2020	$149,200	$3,636

2019	$175,200	$3,400

2018	$175,200	$3,118

2017	$175,200	$3,455

2016	$164,800	$3,513
JLS

	Borrowings Outstanding at the End of Period
Year Ended 12/31:	Aggregate Amount Outstanding (000) (1)	Asset Coverage Per $1,000 (2)

2025	$2,520	$43,042

2024	$2,520	$43,271

2023	$5,520	$19,636

2022	$12,495	$9,265

2021	$8,455	$15,404

2020	$15,505	$8,845

2019	$0	$0

2018	$147,200	$3,485

2017	$147,200	$3,666

2016	$147,200	$3,701

(1)	Aggregate Amount Outstanding: Aggregate amount outstanding represents the principal amount outstanding or liquidation preference, if applicable, as of the end of the relevant fiscal year.
(2)
Asset Coverage Per $1,000: Asset coverage per $1,000 is calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of Fund’s borrowings (excluding temporary borrowings) then outstanding and multiplying the result by 1,000. For purpose of asset coverage above, senior securities consist of preferred shares or borrowings of a Fund and does not include derivative transactions and other investments that have the economic effect of leverage such as reverse repurchase agreements and tender option bonds. If the leverage effects of such investments were included, the asset coverage amounts presented would be lower.

Shareholder Update
(continued)

UNRESOLVED STAFF COMMENTS
Each Fund believes that there are no material unresolved written comments, received 180 days or more before December 31, 2025, from the Staff of the Securities and Exchange Commission (SEC) regarding any of its periodic or current reports under the Securities Exchange Act or Investment Company Act of 1940, or its registration statement.

Important Tax Information

(Unaudited)
As required by the Internal Revenue Code and Treasury Regulations, certain tax information, as detailed below, must be provided to shareholders. Shareholders are advised to consult their tax advisor with respect to the tax implications of their investment. The amounts listed below may differ from the actual amounts reported on Form
1099-DIV,
which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gains
As of year end, each Fund designates the following distribution amounts, or maximum amount allowable, as being from net long-term capital gains pursuant to Section 852(b)(3) of the Internal Revenue Code:

Fund	Net Long-Term Capital Gains

JGH	$—

NPCT	–

JLS	–
Dividends Received Deduction (DRD)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions eligible for the dividends received deduction for corporate shareholders:

Fund	Percentage

JGH	8.7%

NPCT	13.2

JLS	–
Qualified Dividend Income (QDI)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified dividend income for individuals pursuant to Section 1(h)(11) of the Internal Revenue Code:

Fund	Percentage

JGH	18.4%

NPCT	14.7

JLS	–
Qualified Interest Income (QII)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary income distributions treated as qualified interest income and/or short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code:

Fund	1/1 to Current Year End Percentage

JGH	51.1%

NPCT	64.6

JLS	66.2
163(j)
Each Fund listed below had the following percentage, or maximum amount allowable, of ordinary dividends treated as Section 163(j) interest dividends pursuant to Section 163(j) of the Internal Revenue Code:

Important Tax Information
(continued)

Fund	Percentage

JGH	86.1%

NPCT	90.3

JLS	72.0

Additional Fund Information

(Unaudited)

Board of Trustees
Joseph A. Boateng	Michael A. Forrester	Thomas J. Kenny	Amy B.R. Lancellotta	Joanne T. Medero	Albin F. Moschner	John K. Nelson

Loren M. Starr	Matthew Thornton III	Terence J. Toth	Margaret L. Wolff	Robert L. Young

Investment Adviser	Custodian	Legal Counsel	Independent Registered	Transfer Agent and
Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	State Street Bank & Trust Company One Congress Street Suite 1 Boston, MA 02114-2016	Chapman and Cutler LLP Chicago, IL 60606	Public Accounting Firm PricewaterhouseCoopers LLP One North Wacker Drive Chicago, IL 60606	Shareholder Services Computershare Trust Company, N.A. 150 Royall Street Canton, MA 02021 (800) 257-8787

Portfolio of Investments Information
Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form
N-PORT.
You may obtain this information on the SEC’s website at http://www.sec.gov.

Nuveen Funds’ Proxy Voting Information
You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800)
257-8787
or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800)
257-8787.
You may also obtain this information directly from the SEC. Visit the SEC on-line
at http://www.sec.gov.

CEO Certification Disclosure
Each Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. Each Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Common Share Repurchases
Each Fund intends to repurchase, through its open-market share repurchase program, shares of its own common stock at such times and in such amounts as is deemed advisable. During the period covered by this report, each Fund repurchased shares of its common stock as shown in the accompanying table. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

	JGH	NPCT	JLS
Common shares repurchased	0	0	0
FINRA BrokerCheck:
The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800)
289-9999
or by visiting www.FINRA.org.

Glossary of Terms Used in this Report

(Unaudited)
Asset-Backed Securities (ABS):
Securities whose value and income payments are derived from and collateralized by a specific pool of underlying assets. The pool of assets typically is a group of small and/or illiquid assets that may be difficult to sell individually. The underlying pools of asset-backed securities often include payments from credit cards, auto loans or mortgage loans.
Average Annual Total Return:
This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Commercial Mortgage-Backed Securities (CMBS):
Commercial mortgage-backed securities are backed by cash flows of a mortgage or pool of mortgages on commercial real estate. CMBS generally are structured to provide protection to the senior class investors against potential losses on the underlying mortgage loans. CMBS are typically characterized by the following: i) loans on multifamily housing, non-residential
property, ii) payments based on the amortization schedule of
25-30
years with a balloon payment due usually after 10 years, and iii) restrictions on prepayments.
Contingent Capital Securities (CoCos):
CoCos are debt or capital securities of primarily
non-U.S.
issuers with loss absorption contingency mechanisms built into the terms of the security, for example a mandatory conversion into common stock of the issuer, or a principal write-down, which if triggered would likely cause the CoCos investment to lose value. Loss absorption mechanisms would become effective upon the occurrence of a specified contingency event, or at the discretion of a regulatory body. Specified contingency events, as identified in the CoCo’s governing documents, usually reference a decline in the issuer’s capital below a specified threshold level, and/or certain regulatory events. A loss absorption contingency event for CoCos would likely be the result of, or related to, the deterioration of the issuer’s financial condition and/or its status as a going concern. In such a case, with respect to CoCos that provide for conversion into common stock upon the occurrence of the contingency event, the market price of the issuer’s common stock received by the Acquiring Fund will have likely declined, perhaps substantially, and may continue to decline after conversion. CoCos rated below investment grade should be considered high yield securities, or “junk,” but often are issued by entities whose more senior securities are rated investment grade. CoCos are a relatively new type of security; and there is a risk that CoCo security issuers may suffer the sort of future financial distress that could materially increase the likelihood (or the market’s perception of the likelihood) that an automatic write-down or conversion event on those issuers’ CoCos will occur. Additionally, the trading behavior of a given issuer’s CoCos may be strongly impacted by the trading behavior of other issuers’ CoCos, such that negative information from an unrelated CoCo security may cause a decline in value of one or more CoCos held by the Fund. Accordingly, the trading behavior of CoCos may not follow the trading behavior of other types of debt and preferred securities. Despite these concerns, the prospective reward vs. risk characteristics of at least certain CoCos may be very attractive relative to other fixed-income alternatives.
Duration:
Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.
Effective Leverage:
Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.
Leverage:
Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.
Mortgage-Backed Securities (MBS):
Mortgage-backed securities (MBS) are bonds backed by pools of mortgages, usually with similar characteristics, and which return principal and interest in each payment. MBS are composed of residential mortgages (RMBS) or commercial mortgages (CMBS). RMBS are further divided into agency RMBS and non-agency
RMBS, depending on the issuer.
Net Asset Value (NAV) Per Share:
A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.
Regulatory Leverage:
Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

Residential Mortgage-Backed Securities (RMBS):
Residential mortgage-backed securities are securities the payments on which depend primarily on the cash flow from residential mortgage loans made to borrowers that are secured by residential real estate. RMBS consist of agency and non-agency
RMBS. Agency RMBS have agency guarantees that assure investors that they will receive timely payment of interest and principal, regardless of delinquency or default rates on the underlying loans. Agency RMBS include securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation, and other federal agencies, or issues guaranteed by them.
Non-agency
RMBS do not have agency guarantees.
Non-agency
RMBS have credit enhancement built into the structure to shield investors from borrower delinquencies. The spectrum of non-agency
residential mortgage loans includes traditional jumbo loans (prime), alternative-A
loans
(Alt-A),
and home equity loans (subprime).

Board Members & Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Independent Trustees:

Joseph A. Boateng 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2019 Class II	Chief Investment Officer, Casey Family Programs (since 2007); formerly, Director of U.S. Pension Plans, Johnson & Johnson (2002–2006); Board Member, Lumina Foundation (since 2019) and Waterside School (since 2021); Board Member (2012–2019) and Emeritus Board Member (since 2020), Year-Up Puget Sound; Investment Advisory Committee Member and Former Chair (since 2007), Seattle City Employees’ Retirement System; Investment Committee Member (since 2019), The Seattle Foundation; Trustee (2018–2023), the College Retirement Equities Fund; Manager (2019–2023), TIAA Separate Account VA-1.	218

Michael A. Forrester 1967 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I	Formerly, Chief Executive Officer (2014–2021) and Chief Operating Officer (2007–2014), Copper Rock Capital Partners, LLC; Director, Aflac Incorporated (since 2025); Trustee, Dexter Southfield School (since 2019); Member (since 2020), Governing Council of the Independent Directors Council (IDC); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account VA-1 (2007–2023).	218

Thomas J. Kenny 1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2011 Class I
Formerly, Advisory Director (2010–2011), Partner (2004–2010), Managing Director (1999–2004) and
Co-Head
of Global Cash and Fixed Income Portfolio Management Team (2002–2010), Goldman Sachs Asset Management; Director (since 2015) and Chair of the Finance and Investment Committee (since 2018), Aflac Incorporated; Director (since 2018), ParentSquare; formerly, Director (2021–2022) and Finance Committee Chair (2016–2022), Sansum Clinic; formerly, Advisory Board Member (2017–2019), B’Box; formerly, Member (2011–2012), the University of California at Santa Barbara Arts and Lectures Advisory Council; formerly, Investment Committee Member (2012–2020), Cottage Health System; formerly, Board member (2009–2019) and President of the Board (2014–2018), Crane Country Day School; Trustee (2011–2023) and Chairman (2017–2023), the College Retirement Equities Fund; Manager (2011–2023) and Chairman (2017–2023), TIAA Separate Account
VA-1.
				219

Amy B. R. Lancellotta 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class II	Formerly, Managing Director, IDC (supports the fund independent director community and is part of the Investment Company Institute (ICI), which represents regulated investment companies) (2006-2019); formerly, various positions with ICI (1989-2006); President (since 2023) and Member (since 2020) of the Board of Directors, Jewish Coalition Against Domestic Abuse (JCADA).	219

106

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Joanne T. Medero 1954 333 W. Wacker Drive Chicago, IL 60606	Board Member	2021 Class III	Formerly, Managing Director, Government Relations and Public Policy (2009-2020) and Senior Advisor to the Vice Chairman (2018-2020), BlackRock, Inc. (global investment management firm); formerly, Managing Director, Global Head of Government Relations and Public Policy, Barclays Group (IBIM) (investment banking, investment management and wealth management businesses) (2006-2009); formerly, Managing Director, Global General Counsel and Corporate Secretary, Barclays Global Investors (global investment management firm) (1996-2006); formerly, Partner, Orrick, Herrington & Sutcliffe LLP (law firm) (1993-1995); formerly, General Counsel, Commodity Futures Trading Commission (government agency overseeing U.S. derivatives markets) (1989-1993); formerly, Deputy Associate Director/Associate Director for Legal and Financial Affairs, Office of Presidential Personnel, The White House (1986-1989); Member of the Board of Directors, Baltic-American Freedom Foundation (seeks to provide opportunities for citizens of the Baltic states to gain education and professional development through exchanges in the U.S.) (since 2019).	219

Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III	Founder and Chief Executive Officer, Northcroft Partners, LLC, (management consulting) (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., (provider of solutions and services to facilitate electronic payment transactions); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc. (consumer wireless services), including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (telecommunication services) (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (internet technology provider) (1996-1997); formerly, various executive positions (1991-1996) including Chief Executive Officer (1995-1996) of Zenith Electronics Corporation (consumer electronics).	219

John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II	Formerly, Member of Board of Directors of Core12 LLC (2008–2023) (private firm which develops branding, marketing and communications strategies for clients); formerly, Member of The President’s Council of Fordham University (2010–2019); formerly, Director of the Curran Center for Catholic American Studies (2009–2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012–2014); formerly, Trustee and Chairman of the Board of Trustees of Marian University (2010–2013); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007–2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	219

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Loren M. Starr 1961 333 W. Wacker Drive Chicago, IL 60606	Board Member	2022 Class III
Independent Consultant/Advisor (since 2021); formerly, Vice Chair, Senior Managing Director (2020–2021), Chief Financial Officer, Senior Managing Director (2005–2020), Invesco Ltd.; Director (since 2023) and Chair of the Board (since 2025), formerly, Chair of the Audit Committee (2024-2025), AMG; formerly, Chair and Member of the Board of Directors (2014–2021), Georgia Leadership Institute for School Improvement (GLISI); formerly, Chair and Member of the Board of Trustees (2014–2018), Georgia Council on Economic Education (GCEE); Trustee, the College Retirement Equities Fund and Manager, TIAA Separate Account
VA-1
(2022–2023).
				218

Matthew Thornton III 1958 333 W. Wacker Drive Chicago, IL 60606	Board Member	2020 Class III	Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation (FedEx) (provider of transportation,
e-commerce
and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly Member of the Board of Directors (2012-2018), Safe Kids Worldwide
®
(a
non-profit
			organization dedicated to preventing childhood injuries). Member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products); Director (since 2020), Crown Castle International (provider of communications infrastructure).	219

Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II	Formerly, a Co–Founding Partner, Promus Capital (investment advisory firm) (2008–2017); formerly, Director, Quality Control Corporation (manufacturing) (2012–2021); formerly, Chair and Member of the Board of Directors (2021–2024), Kehrein Center for the Arts (philanthropy); Member of the Board of Directors (since 2008), Catalyst Schools of Chicago (philanthropy); Member of the Board of Directors (since 2012), formerly, Investment Committee Chair (2017–2022), Mather Foundation Board (philanthropy); formerly, Member (2005–2016), Chicago Fellowship Board (philanthropy); formerly, Director, Fulcrum IT Services LLC (information technology services firm to government entities) (2010–2019); formerly, Director, LogicMark LLC (health services) (2012–2016); formerly, Director, Legal & General Investment Management America, Inc. (asset management) (2008–2013); formerly, CEO and President, Northern Trust Global Investments (financial services) (2004–2007); Executive Vice President, Quantitative Management & Securities Lending (2000–2004); prior thereto, various positions with Northern Trust Company (financial services) (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005–2007), Northern Trust Global Investments Board (2004–2007), Northern Trust Japan Board (2004–2007), Northern Trust Securities Inc. Board (2003–2007) and Northern Trust Hong Kong Board (1997–2004).	219

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Board Member

Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (legal services) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member of the Board of Trustees (since 2004) formerly, Chair (2015-2022) of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	219

Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Chair and Board Member	2017 Class I	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (financial services) (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (financial services) (formerly, One Group Dealer Services, Inc.) (1999-2017).	219

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Officers of the Funds:

David J. Lamb 1963 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer (Principal Executive Officer)	2015	Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Securities, LLC and Nuveen; has previously held various positions with Nuveen.

Brett E. Black 1972 333 W. Wacker Drive Chicago, IL 60606	Vice President and Chief Compliance Officer	2022	Managing Director, Chief Compliance Officer of Nuveen; formerly, Vice President (2014-2022), Chief Compliance Officer and Anti-Money Laundering Compliance Officer (2017-2022) of BMO Funds, Inc.

Marc Cardella 1984 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Controller (Principal Financial Officer)	2024
Senior Managing Director, Head of Public Investment Finance of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC, Managing Director of Teachers Insurance and Annuity Association of America and TIAA SMA Strategies LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer of TIAA Separate Account
VA-1
and the College Retirement Equities Fund; Senior Managing Director, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Board Members & Officers
(continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Joseph T. Castro 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2025	Executive Vice President, Chief Risk and Compliance Officer, formerly, Senior Managing Director and Head of Compliance, Nuveen; Executive Vice President, formerly, Senior Managing Director, Nuveen Securities, LLC; Senior Managing Director, Nuveen Fund Advisors, LLC and Nuveen, LLC.

Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Managing Director and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Managing Director and Associate General Counsel of Nuveen; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC; has previously held various positions with Nuveen; Managing Director, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Jeremy D. Franklin 1983 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2024	Managing Director and Assistant Secretary, Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary, Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel, Teachers Insurance and Annuity Association of America; Vice President and Assistant Secretary, TIAA-CREF Funds and TIAA-CREF Life Funds; Vice President, Associate General Counsel, and Assistant Secretary, TIAA Separate Account
VA-1
			and College Retirement Equities Fund.

Diana R. Gonzalez 1978 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Vice President and Associate General Counsel of Nuveen.

Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President	2016	Senior Managing Director, Head of Public Product of Nuveen; President. formerly, Senior Managing Director, of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst.

Brian H. Lawrence 1982 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2023	Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; formerly Corporate Counsel of Franklin Templeton (2018-2022).

Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director of Nuveen Securities, LLC.

Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Senior Managing Director and Head of Investment Oversight of Nuveen; Senior Managing Director of Nuveen Fund Advisors, LLC; has previously held various positions with Nuveen; Chartered Financial Analyst and Certified Financial Risk Manager.

John M. McCann 1975 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Senior Managing Director, Division General Counsel of Nuveen; Senior Managing Director, General Counsel and Secretary of Nuveen Fund Advisors, LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary of Nuveen Asset Management, LLC Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director and Assistant Secretary of TIAA SMA Strategies LLC; Managing Director, Associate General Counsel and Assistant Secretary of College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA-CREF Funds, TIAA-CREF Life Funds, Teachers Insurance and Annuity Association of America and Nuveen Alternative Advisors LLC; Senior Managing Director, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; has previously held various positions with Nuveen/TIAA.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (2)	Principal Occupation(s) Including other Directorships During Past 5 Years

Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007
Executive Vice President, Secretary and General Counsel of Nuveen Investments, Inc.; Executive Vice President and Assistant Secretary of Nuveen Securities,
LLC and Nuveen Fund Advisors, LLC; Executive Vice President and Secretary of Nuveen Asset Management, LLC, Teachers Advisors, LLC, TIAA-CREF Investment Management, LLC and Nuveen Alternative Investments, LLC; Executive Vice President, Associate General Counsel and Assistant Secretary of TIAA-CREF Funds and TIAA-CREF Life Funds; has previously held various positions with Nuveen; Vice President and Secretary of Winslow Capital Management, LLC; Executive Vice President, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC; formerly, Vice President (2007-2021) and Secretary (2016-2021) of NWQ Investment Management Company, LLC and Santa Barbara Asset Management, LLC.

R. Tanner Page 1985 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2025	Managing Director, formerly, Vice President of Nuveen; has previously held various positions with Nuveen.

William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Senior Managing Director of Nuveen.

Mark L. Winget 1968 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Vice President and Assistant Secretary of Nuveen Securities, LLC and Nuveen Fund Advisors, LLC; Vice President, Associate General Counsel and Assistant Secretary of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC and Nuveen Asset Management, LLC; Vice President and Associate General Counsel of Nuveen; Vice President, Associate General Counsel and Assistant Secretary, Brooklyn Artificial Intelligence, Inc. and Brooklyn Investment Group, LLC.

Rachael Zufall 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President and Assistant Secretary	2022	Managing Director and Assistant Secretary of Nuveen Fund Advisors, LLC; Managing Director, Associate General Counsel and Assistant Secretary of the College Retirement Equities Fund, TIAA Separate Account
VA-1,
			TIAA-CREF Funds and TIAA-CREF Life Funds; Managing Director, Associate General Counsel and Assistant Secretary of Teacher Advisors, LLC and TIAA-CREF Investment Management, LLC; Managing Director of Nuveen, LLC and of TIAA.

(1)
The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen complex.

(2)
Officers serve indefinite terms until their successor has been duly elected and qualified, their death or their resignation or removal. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

Nuveen:
Serving Investors for Generations
Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800)
257-8787.
Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at:
www.nuveen.com/closed-end-
funds
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive | Chicago, IL 60606 |
www.nuveen.com                       EAN-B-1225P
  5093101

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. Upon request, a copy of the registrant’s code of ethics is available without charge by calling 800-257-8787.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) had determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The members of the registrant’s audit committee that have been designated as audit committee financial experts are Joseph A. Boateng, John K. Nelson and Loren M. Starr, who are “independent” for purposes of Item 3 of Form N-CSR.

Mr. Boateng has served as the Chief Investment Officer for Casey Family Programs since 2007. He was previously Director of U.S. Pension Plans for Johnson & Johnson from 2002-2006. Mr. Boateng is a board member of the Lumina Foundation and Waterside School, an emeritus board member of Year Up Puget Sound, member of the Investment Advisory Committee and former Chair for the Seattle City Employees’ Retirement System, and an Investment Committee Member for The Seattle Foundation. Mr. Boateng previously served on the Board of Trustees for the College Retirement Equities Fund (2018-2023) and on the Management Committee for TIAA Separate Account VA-1 (2019-2023).

Mr. Nelson formerly served on the Board of Directors of Core12, LLC from 2008 to 2023, a private firm which develops branding, marketing, and communications strategies for clients. Mr. Nelson has extensive experience in global banking and markets, having served in several senior executive positions with ABN AMRO Holdings N.V. and its affiliated entities and predecessors, including LaSalle Bank Corporation from 1996 to 2008, ultimately serving as Chief Executive Officer of ABN AMRO N.V. North America. During his tenure at the bank, he also served as Global Head of its Financial Markets Division, which encompassed the bank’s Currency, Commodity, Fixed Income, Emerging Markets, and Derivatives businesses. He was a member of the Foreign Exchange Committee of the Federal Reserve Bank of the United States and during his tenure with ABN AMRO served as the bank’s representative on various committees of The Bank of Canada, European Central Bank, and The Bank of England. Mr. Nelson previously served as a senior, external advisor to the financial services practice of Deloitte Consulting LLP. (2012-2014).

Mr. Starr was Vice Chair, Senior Managing Director from 2020 to 2021, and Chief Financial Officer, Senior Managing Director from 2005 to 2020, for Invesco Ltd. Mr. Starr is also a Director and Chair of the Board for AMG. He is former Chair and member of the Board of Directors, Georgia Leadership Institute for School Improvement (GLISI); former Chair and member of the Board of Trustees, Georgia Council on Economic Education (GCEE). Mr. Starr previously served on the Board of Trustees for the College Retirement Equities Fund and on the Management Committee for TIAA Separate Account VA-1 (2022-2023).

Item 4.	Principal Accountant Fees and Services.

Nuveen Global High Income Fund

The following tables show the amount of fees that PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm, billed to the Registrant during the Registrant’s last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PwC provided to the Registrant, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Registrant waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant during the fiscal year in which the services are provided; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM BILLED TO THE REGISTRANT

Fiscal Year Ended	Audit Fees Billed to Registrant[1]	Audit-Related Fees Billed to Registrant[2]	Tax Fees Billed to Registrant[3]	All Other Fees Billed to Registrant[4]

December 31, 2025	$60,262	$5,000	$0	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

December 31, 2024	$61,215	$0	$18	$0

Percentage approved pursuant to pre- approval exception	0%	0%	0%	0%

1

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings.

2

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Registrant’s common shares and leverage.

3	“Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice, and tax planning.
4	“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”.

SERVICES THAT THE REGISTRANT’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BILLED TO THE ADVISER AND AFFILIATED REGISTRANT SERVICE PROVIDERS

The following tables show the amount of fees billed by PwC to Nuveen Fund Advisors, LLC (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant (“Affiliated Fund Service Provider”), for engagements directly related to the Registrant’s operations and financial reporting, during the Registrant’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Registrant, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Registrant did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Registrant’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers

December 31, 2025	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2024	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that PwC billed during the Registrant’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that the Registrant’s independent registered public accounting firm provides to the Adviser and any Affiliated Fund Service Provider, if the engagement related directly to the Registrant’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from PwC about any non-audit services rendered during the Registrant’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PwC’s independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Registrant	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Registrant)	Total Non-Audit Fees Billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total

December 31, 2025	$0	$0	$11,542,000	$11,542,000
December 31, 2024	$18	$0	$0	$18

“Non-Audit Fees billed to Registrant” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to the Registrant in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the independent registered public accounting firm’s engagement to audit the Registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the independent registered public accounting firm’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Registrant by the Registrant’s independent registered public accounting firm and (ii) all audit and non-audit services to be performed by the Registrant’s independent registered public accounting firm for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Registrant.

Item 4(i) and Item 4(j) are not applicable to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). The members of the audit committee are Joseph A. Boateng, Amy B. R. Lancellotta, John K. Nelson, Chair, Loren M. Starr, Terence J. Toth, Matthew Thornton III and Margaret L. Wolff.

Item 6.	Investments.

(a)	Schedule of Investments is included as part of the Portfolio of Investments filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable to closed-end investment companies.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (referred to herein as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are attached to this filing as an exhibit and incorporated herein by reference.

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio managers at the Sub-Adviser:

(a)(1) Portfolio Manager Biographies

As of the date of filing this report, the following individuals at the Sub-Adviser (the “Portfolio Managers”) have primary responsibility for the day-to-day implementation of the registrant’s investment strategies:

Katherine Renfrew is a portfolio manager for Nuveen’s global fixed income team and the sector lead for emerging markets corporates and quasi-sovereigns and all developed market quasi-sovereigns. She is a member of Nuveen’s emerging and non-U.S. developed markets fixed income team and serves as a lead and co-portfolio manager across Nuveen’s suite of emerging markets debt strategies. Katherine joined the firm in 1997 and has held several roles relating to emerging markets debt including South American regional analyst, trader, manager for the firm’s investments in Eastern Europe, Middle East and Africa (EMEA) regions, and Asian and EMEA regional analyst. Prior to joining the firm, she was a fixed income securities analyst at MONY Capital Management and a financial analyst at Mattel Toys.

John Espinosa is a portfolio manager for Nuveen’s global fixed income team and is the sector lead for sovereigns. He also oversees all investment research across Nuveen’s global fixed income and is a member of Nuveen’s emerging and non-U.S. developed markets fixed income team. John serves as a lead and co-portfolio manager across Nuveen’s suite of emerging markets debt and non-U.S. developed fixed income strategies. John is a member of the Investment Committee, which establishes investment policy for all global fixed income products. John has nearly two decades of fixed income investment industry experience and previously managed the organization’s global sovereign and emerging markets debt research teams. John joined the firm in 2004 as a quantitative analyst and associate portfolio manager for the CREF Bond Total Return strategy.

Brenda A. Langenfeld, CFA, is a portfolio manager for Nuveen’s global fixed income team and a member of the preferred securities sector team. She is the lead manager for Nuveen’s preferred and income-focused closed-end funds and portfolio manager of the Preferred Securities and Income strategy. She joined the preferred securities sector team in 2011. Brenda has been a co-manager for the Real Asset Income strategy since 2015, which invests in income generating debt and equity securities from both the real estate and infrastructure segments. In 2020 she became co-manager of the Credit Income strategy. Prior to her portfolio management roles, Brenda was a member of the high-grade credit sector team, responsible for trading corporate bonds. Previously, she was a member of the securitized debt sector team, trading mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

James Kim is a portfolio manager for Nuveen’s leveraged finance team with a focus on the management of high yield mandates. James is the lead manager of the High Yield Income strategy and a co-manager on the High Yield, Real Asset Income and Credit Income strategies. He is also head of special situations, leading workouts and opportunistic investing for the leveraged finance platform. Previously, James was co-head of global fixed income research and head of the leveraged finance research team, overseeing its daily investment process. He also served as the co-head of research at Nuveen affiliate Symphony Asset Management, leading the firm’s research team, daily investment process and opportunistic investments across its various mandates. Prior to this, he was a distressed generalist and an industry analyst responsible for a number of different industries, including energy, power, metals & mining and chemicals, providing long and short ideas across the capital structure. Prior to joining the firm, James was an associate at Greywolf Capital in its special situations group and an analyst at

Watershed Asset Management. He began his career at Goldman Sachs, as an investment banking analyst both in the Strategy Group and Energy & Power Group.

Mark Zheng, CFA, is a portfolio manager for Nuveen, focused on Multi-Sector portfolio management. He is currently lead manager of a diversified, total return component portfolio for the CREF Real Estate Account. He is also a co-manager for the Stable Value Account. Mark is a member of the Core and Core-Plus Strategy teams. Mark provides strategic and quantitative analysis across a broad set of Multi-Sector Fixed Income strategies incorporating emerging markets, mortgage-backed securities, high yield bond and loans and non-agency structured products. Since joining the firm in 2010, he has held several positions, including co-manager of fixed income ETFs. He also served as a research analyst for investments in mortgage-backed securities and as a business analyst for fixed income business applications. Prior to working in the financial services industry, Mark worked in the engineering industry, providing consulting services for global pharmaceutical, chemical, and manufacturing firms.

Aashh Parekh, CFA, is a lead portfolio manager for Nuveen’s global fixed income’s securitized credit platform, specializing in asset-backed securities. He manages portfolios across a variety of securitized and asset-backed security (ABS) mandates and collateral types including index eligible, CLO, off the run, and Esoteric ABS. Aashh served as Head of Securities Research for the firm in his prior role as an ABS senior research analyst. Prior to joining the firm in 2005, he held a variety of analyst roles in the telecom industry.

(a)(2) Other Accounts Managed by Portfolio Managers

Other Accounts Managed. In addition to managing the registrant, the Portfolio Managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets*

Katherine Renfrew	Registered Investment Company	5	$6.66 billion
	Other Pooled Investment Vehicles	3	$1.11 billion
	Other Accounts	7	$2.78 billion

John Espinosa	Registered Investment Company	2	$2.25 billion
	Other Pooled Investment Vehicles	2	$328.25 million
	Other Accounts	9	$8.30 billion

Brenda A. Langenfeld	Registered Investment Company	9	$13.40 billion
	Other Pooled Investment Vehicles	1	$3.46 million
	Other Accounts	4,480	$4.56 billion

James Kim	Registered Investment Company	9	$8.12 billion
	Other Pooled Investment Vehicles	2	$71.64 million
	Other Accounts	3	$152.51 million

Mark Zheng	Registered Investment Company	2	$1.01 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	3	$223.09 million

Aashh Parekh	Registered Investment Company	4	$1.03 billion
	Other Pooled Investment Vehicles	0	$0
	Other Accounts	2	$8.21 billion
*	Assets are as of December 31, 2025. None of the assets in these accounts are subject to an advisory fee based on performance.

Potential Material Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others, those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by a portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Conflicts of interest may also arise when the Sub-Adviser invests one or more of its client accounts in different or multiple parts of the same issuer’s capital structure, including investments in public versus private securities, debt versus equity, or senior versus junior/subordinated debt, or otherwise where there are different or inconsistent rights or benefits. Decisions or actions such as investing, trading, proxy voting, exercising, waiving or amending rights or covenants, workout activity, or serving on a board, committee or other involvement in governance may result in conflicts of interest between clients holding different securities or investments. Generally, individual portfolio managers will seek to act in a manner that they believe serves the best interest of the accounts they manage. In cases where a portfolio manager or team faces a conflict among its client accounts, it will seek to act in a manner that it believes best reflects its overall fiduciary duty, which may result in relative advantages or disadvantages for particular accounts.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Nuveen Asset Management or its affiliates, including TIAA, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, a Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to another client account’s investments and/or the internal policies of Nuveen Asset Management, TIAA or its affiliates designed to comply with such restrictions. As a result, there may be periods, for example, when Nuveen Asset Management will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of Nuveen Asset Management or its affiliates may also limit the investment strategies and rights of the Funds. For example, in certain circumstances where the Funds invest in securities issued by companies that operate in certain regulated industries, in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by Nuveen Asset Management or its affiliates for the Funds and other client accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Nuveen Asset Management, on behalf of the Funds or other client accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Nuveen Asset Management, on behalf of the Funds or other client accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Nuveen Asset Management, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

(a)(3) Fund Manager Compensation

As of the most recently completed fiscal year end, the primary Portfolio Managers’ compensation is as follows:

Portfolio manager compensation consists primarily of base salary and variable components consisting of (i) a cash bonus; (ii) a long-term performance award; and (iii) participation in a profits interest plan.

Base salary. A portfolio manager’s base salary is determined based upon an analysis of the portfolio manager’s general performance, experience and market levels of base pay for such position.

Cash bonus. A portfolio manager is eligible to receive an annual cash bonus that is based on three variables: risk-adjusted investment performance relative to benchmark generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), ranking versus Morningstar peer funds generally measured over the most recent one, three and five year periods (unless the portfolio manager’s tenure is shorter), and management and peer reviews.

Long-term performance award. A portfolio manager is eligible to receive a long-term performance award that vests after three years. The amount of the award when granted is based on the same factors used in determining the cash bonus. The value of the award at the completion of the three-year vesting period is adjusted based on the risk-adjusted investment performance of Fund(s) managed by the portfolio manager during the vesting period and the performance of the TIAA organization as a whole.

Profits interest plan. Portfolio managers are eligible to receive profits interests in Nuveen Asset Management and its affiliate, Teachers Advisors, LLC, which vest over time and entitle their holders to a percentage of the firms’ annual profits. Profits interests are allocated to each portfolio manager based on such person’s overall contribution to the firms.

There are generally no differences between the methods used to determine compensation with respect to the Fund and the Other Accounts shown in the table above.

(a)(4)  Beneficial Ownership of JGH Securities

As of December 31, 2025, the portfolio managers beneficially owned the following dollar range of equity securities issued by the Fund.

Name of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Katherine Renfrew	X
John Espinosa	X
Brenda A. Langenfeld	X
James Kim	X
Mark Zheng	X
Aashh Parekh	X

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

Item 16.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a)	Not applicable.

(b)	Not applicable.

Item 19.	Exhibits.

(a)(1)	Not applicable because the code of ethics is available, upon request and without charge, by calling 800-257-8787 and there were no amendments during the period covered by this report.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(4)	Not applicable.

(a)(5)	Not applicable.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto.

(c)	Consent of Independent Registered Public Accounting Firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Nuveen Global High Income Fund

Date: March 6, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: March 6, 2026	By:	/s/ David J. Lamb
David J. Lamb
Chief Administrative Officer
(principal executive officer)

Date: March 6, 2026	By:	/s/ Marc Cardella
Marc Cardella
Vice President and Controller
(principal financial officer)